UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Allegheny Technologies Incorporated

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2016
Proxy    statement
and notice of annual meeting
of shareholders

Our Vision
Building the World’s Best Specialty Materials & Components Company™
• Focus on differentiated products with significant technical barriers to entry
• Focus on global markets that have long-term growth expectations and require ATI’s technical and manufacturing leadership
This focus creates superior growth in shareholder value over the long term and enhances opportunities for our strategic customers and employees.

1000 Six PPG Place Pittsburgh, PA 15222-5479

Dear Stockholders:

I am pleased to invite you to attend Allegheny Technologies Incorporated’s 2016 Annual Meeting of Stockholders. As in prior years, we will consider matters that are important to our company.

Although 2015 was a difficult year in terms of financial performance, we were still able to accomplish strategic goals and advance strategic objectives that are crucial to the long-term growth of ATI. Our Rowley titanium sponge facility achieved premium-grade product and process qualification for jet engine rotating parts. Our Hot-Rolling and Processing Facility is fully integrated into our daily operations and able to serve both of our business segments. Our capital investments in nickel alloy powder and titanium investment castings to support future aerospace market demand are continuing on schedule. These significant capital investments have been a focus of our company for the past several years, and now we are turning our attention to achieving an acceptable return on these investments. In 2015, we also took necessary actions to rightsize our Flat Rolled Products business by idling certain facilities, in order for the whole company to be able to effectively compete in global markets. To do this, ATI must have the most advanced specialty materials technologies, offer innovative products that create value for customers, use unsurpassed manufacturing capabilities, and maintain a competitive cost structure. Our goal is to better position ATI for long-term profitable growth and enhance the opportunities to create value for our stockholders throughout business cycles.

The views of our stockholders are important to us. We conducted extensive stockholder outreach this year and listened to your concerns. For 2016, we completely redesigned our executive compensation program. We believe that, going forward, we will have a more transparent program that continues to emphasize pay for performance. Based on stockholder feedback, the Board is sponsoring a proposal at this Annual Meeting to implement declassification of the Board of Directors. We also redesigned the format of this proxy statement to make it easier for our stockholders to navigate and understand.

These changes and the multitude of executive compensation and corporate governance improvements that ATI has implemented over the past several years, as described in this proxy statement, illustrate that our Board of Directors is responsive to stockholder priorities. We are, and will remain, accountable to you.

All of us at ATI are committed to Creating Value Thru Relentless Innovation®, and we look forward to 2016 being a better year. Thank you for your continued support.

Sincerely,

RICHARD J. HARSHMAN

Chairman, President and Chief Executive Officer

March         , 2016

ATI 2016 Proxy Statement    / 1

Notice of annual meeting of stockholders

DATE:

Friday, May 6, 2016

TIME:

11:00 a.m. Pacific Time

PLACE:

The Fairmont Newport Beach Hotel

Sequoia Ballroom

4500 MacArthur Boulevard

Newport Beach, California 92660

RECORD DATE:

March 9, 2016

AGENDA:

1.  Election of four directors;

2.  Approval of amendments to the Company’s Certificate of Incorporation to declassify the board of directors;

3.  Advisory vote to approve the compensation of our named executive officers; and

4.  Ratification of the selection of Ernst & Young LLP as our independent auditors for 2016.

YOUR VOTE IS IMPORTANT

Please vote as soon as possible.

You can help the Company reduce expenses by voting your shares by telephone or Internet; your proxy card or voting instruction card contains the instructions. Or complete, sign and date your proxy card or voting instruction card and return it as soon as possible in the enclosed postage-paid envelope.

HOW TO VOTE

VIA THE INTERNET Visit the website listed on our proxy card
BY MAIL Sign, date and return your proxy card in the enclosed envelope
BY TELEPHONE Call the telephone number on your proxy card
IN PERSON Attend the Annual Meeting in person

ADMISSION TO THE MEETING

Only holders of ATI common stock or their authorized representatives by proxy may attend the meeting.

If you are a stockholder of record and plan to attend the meeting, please mark the appropriate box on the proxy card, or enter the appropriate information when voting by telephone or Internet.

If your shares are held through an intermediary such as a broker or a bank, you will need to present proof of your ownership as of the record date, March 9, 2016, for admission to the meeting. Proof of ownership could include a proxy card from your bank or broker or a copy of your account statement.

All attendees will need to present valid photo identification for admission to the meeting.

The approximate date of the mailing of this proxy statement, proxy card, and ATI’s 2015 Annual Report is March     , 2016. For further information about ATI, please visit our website at www.atimetals.com.

On behalf of the Board of Directors:

ELLIOT S. DAVIS

Corporate Secretary

Dated: March     , 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ATI ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, MAY 6, 2016.

The proxy statement, proxy card and 2015 annual report of Allegheny Technologies Incorporated are available for review at: http://www.envisionreports.com/ATI

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ATI 2016 Proxy Statement    / 3

Proxy Statement Summary

This summary highlights information that is contained elsewhere in this proxy statement.

You should carefully read this proxy statement in

its entirety before voting,

as this summary does

not contain all of the information that you should consider.

Annual meeting of stockholders

Meeting date:	Friday, May 6, 2016
Time:	11:00 a.m. Pacific Time
Place:	The Fairmont Newport Beach Hotel, Sequoia Ballroom 4500 MacArthur Boulevard, Newport Beach, California 92660
Record date and Voting:

March 9, 2016

ATI stockholders as of the record date are entitled to vote on the matters presented at the meeting. Each share of common stock of the Company is entitled to one vote for each director nominee and one vote on each other matter presented.

Agenda for annual meeting and voting

Proposal	Board’s recommendation	Page reference

1. Election of four directors	FOR	12

2. Approval of amendments to the Company’s Certificate of Incorporation to declassify the board of directors	FOR	31

3. Advisory vote to approve the compensation of our named executive officers	FOR	37

4. Ratification of the selection of Ernst & Young LLP as our independent auditors for 2016	FOR	82

Director nominees – Class II – Term to expire in 2019

Name	Director Since	Experience and Qualifications	Board Committees
Richard J. Harshman Chairman, President and Chief Executive Officer	2011	• Leadership • Industry • Finance	• N/A
Carolyn Corvi	2012	• Industry • Operations • Technical	• Finance • Personnel and Compensation • Technology
Barbara S. Jeremiah	2008	• Industry • Strategic • International	• Finance • Technology
John D. Turner	2004	• Leadership • Industry • Technical	• Finance • Nominating and Governance • Technology (Chair)

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PROXY STATEMENT SUMMARY | HIGHLIGHTS

WHAT’S NEW IN OUR PROXY STATEMENT THIS YEAR?

We significantly changed our proxy statement this year in terms of design and presentation. We made these changes for several reasons. First, we want to help stockholders better understand our company’s governance and compensation practices, and specifically the recent actions we have taken in these areas. In addition, we want this proxy statement to be easier for you to read and navigate, so we made a concerted effort to simplify and clarify what we say. We hope that this new proxy statement presentation format will make it easier to review and understand these materials.

Corporate Governance Highlights

Our commitment to good corporate governance is illustrated by the following practices:

•	Board independence (10 out of 11 directors are independent)

•	Board diversity (female and minority directors comprise over 35% of our Board)

•	Majority voting/director resignation policy for uncontested elections

•	Robust stock ownership guidelines for directors and executive management

•	97% director attendance at Board and Board Committee meetings in 2015
•	100% independent Audit, Personnel & Compensation and Nominating & Governance Committees

•	Lead Independent Director with strong and clear responsibilities

•	Independent directors regularly meet in executive sessions without management present

•	Succession planning

•	Board risk oversight

•	Strong corporate governance guidelines and policies

2016 Say on Pay Proposal Why should you vote in favor of our 2016 Say on Pay proposal?

•   We were able to position the Company for future growth and success, despite that 2015 was a difficult year.

•   Our Chief Executive Officer (“CEO”) did not receive an annual incentive award for 2015 even though earned.

•   The earned annual incentive awards for the other named executive officers (“NEOs”) were below target and further reduced by the maximum of 20%.

•   There were no payouts under long-term incentive programs for performance periods ending 2015.

•   We listened to stockholders, redesigned our compensation program for 2016 to simplify it, and reduced total long-term compensation opportunities for the CEO to below the market median, and other NEOs to align with the market median.

•   There are no salary increases in 2016 for the CEO and NEOs.

•   We implemented more rigorous stock ownership guidelines for management.

ATI 2016 Proxy Statement    / 5

PROXY STATEMENT SUMMARY | HIGHLIGHTS

Executive Compensation Highlights

WHAT WE DO:

o    Link compensation to ATI performance. Performance drives pay. A significant portion of compensation opportunities for the NEOs is variable, that is, tied to performance. Cash and equity incentive plans are based on the attainment of business plan performance metrics. Payments are made only when the performance targets are achieved.

o    Compensation aligned with stockholder interests. Long-term incentive compensation opportunities for the NEOs are equity-based and tied to business plan performance metrics. New simplified compensation program in effect for 2016 is more aligned with stockholders’ interests.

o    Double trigger change in control agreements.

o    Clawback policy. Clawback arrangements require the return of compensation to the extent that information used to calculate the achievement of earnings or other performance measures is subsequently determined to be materially incorrect.

o    Robust Stock Ownership Guidelines for Directors and Executive Management. In February 2016, stock ownership guidelines for management were updated to include 6X base salary ownership for the CEO and require 100% retention until ownership guidelines are met.

o    Board compensation risk oversight.

o    Balanced compensation program. The compensation program includes complementary but diverse performance goals, a balance of types of compensation, and caps on the amount of compensation that can be awarded.

o    Independent Compensation Consultant of the Personnel and Compensation Committee.

o    162(m) compliant. We intend that payouts under our short- and long-term incentive programs satisfy the requirements of qualified performance-based compensation under Section 162(m) of the Internal Revenue Code.

WHAT WE DON’T DO

X    No employment agreements for executive officers.

X    No excise tax gross-ups in change in control agreements.

X     Executive perquisites. We do not have executive perquisites such as personal air travel and club dues and tax gross-ups.

X    No hedging transactions or pledging of ATI stock by officers and directors. We have always prohibited officers and directors from engaging in hedging or pledging transactions with respect to ATI stock.

X    No repricing of awards. No previously granted awards can be repriced or surrendered in exchange for new awards.

X    No defined benefit plan restoration. The company froze future accruals under the Supplemental Pension Plan and the defined benefit portion of the Benefit Restoration Plan as of December 31, 2014.

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PROXY STATEMENT SUMMARY | EXECUTIVE COMPENSATION PROGRAM ACTIONS

Executive Compensation And Governance Program Changes (2011-2016)

Actions Taken In Response to 2015 Say-On-Pay Vote

At our 2015 Annual Meeting, our stockholders expressed a disappointing level of support for our executive compensation program, with only 49% of the votes cast for the approval of our Say-On-Pay proposal. We heard your concerns and have acted in response:

INVESTOR OUTREACH

We significantly strengthened outreach to our stockholders about our executive compensation program and made substantive changes to better align our pay practices with performance. ATI engaged extensively with our stockholders during and after the 2015 proxy season and after the Say on Pay vote, in the summer and fall of 2015, to discuss stockholders’ comments on our executive compensation program and corporate governance practices. In particular, we proactively engaged with our 50 largest stockholders, which represent over 60% of our share ownership. See page 46.

Your comments addressed:

•   Desire for a simplified executive compensation program

•   Removal of the discretionary portion above 100% in our short-term cash incentive plan

•   Greater weight on financial goals in the short-term cash incentive plan

•   Perception that operational goals are discretionary in the short-term cash incentive plan

•   Inclusion of a return on capital metric as part of the long-term equity incentive compensation plan

•   Declassification of the board

We used this opportunity to review the design concepts and features of a new executive compensation program, as more fully described in the Compensation Discussion & Analysis section, including the CD&A summary.

ATI 2016 Proxy Statement    / 7

PROXY STATEMENT SUMMARY | EXECUTIVE COMPENSATION PROGRAM ACTIONS

2016 NEW EXECUTIVE COMPENSATION PROGRAM – STRENGTHENING PAY FOR PERFORMANCE

As an outgrowth to the company’s transformation and significant strategic investments over the past several years, and as result of prior say on pay votes, including the 2015 results, we overhauled our executive compensation program and took a “clean sheet” approach to its re-design. ATI engaged external compensation consultants and advisors to provide research and review peer company practices and the practices of other manufacturing companies. We also considered the business challenges and goals, and motivation and retention issues that we face. In the fall of 2015, we also reached out to our largest stockholders to solicit their feedback on a tentative program design. As a result of this extensive process, we developed a new executive compensation program that is more aligned with stockholders’ interests, easier to understand, retentive, and focused on ATI’s business objectives.

Redesigned our short-term incentive program (annual cash performance-based incentives)

•    Changed our financial measures to put more emphasis on total ATI results through income/income-related and cash flow measures.

•    Changed the weighting of the financial portion to 90% for the CEO and Executive Council members.

•    Program prohibits positive discretion to increase award amounts.

Redesigned our long-term incentive program (3-year equity performance-based incentives)

•    Re-aligned our long-term incentives to match our business strategies, with 70% weighting on performance shares for the CEO and Executive Council and top leaders.

•    Long-term incentive financial performance metrics, with a focus on: ROIC (return on invested capital) and net income.

•    Maintained total stockholder return performance relative to a peer group of companies as a modifier to ROIC and net income performance.

•    No dividends are earned on restricted stock units.

Simplified our Executive Compensation Program

•    Long-term equity performance-based incentive program has been reduced from its current format of three plans with multiple metrics and features.

•    There are no separate programs for the CEO and Executive Council members.

•    The new executive compensation program is more transparent and easier to understand.

Competitive and Market-Based

•    Decreased the 2016 long-term incentive opportunities for the CEO and all Executive Council members to reflect a target at the market median based on position. This resulted in decreases from 20% to 33% as a percentage of base salary. Specifically, the CEO’s LTI was reduced from 400% of base salary to 320%.

•    Contemporary design that aligns with other mid-sized and large manufacturing companies.

These changes are effective for awards beginning in 2016. Please read the “Executive Compensation” section in this proxy statement to learn more.

BOARD DECLASSIFICATION

The Board of Directors is sponsoring and recommending a proposal to the stockholders at the 2016 annual meeting to amend ATI’s charter to implement declassification of the board. After a similar declassification proposal nearly passed with stockholder approval in 2014, the Board further considered this topic. As part of our stockholder engagement in 2015, ATI received positive feedback and support from its stockholders with respect to board declassification.

8 \    ATI 2016 Proxy Statement

PROXY STATEMENT SUMMARY | 2015 BUSINESS PERFORMANCE

2015 Business Performance – Executing our long-term growth strategy

2015 was a difficult year for ATI but one from which we aim to emerge a stronger, leaner and more nimble company. While our financial performance in 2015 was disappointing, we continued to focus on strategic initiatives designed to position ATI for improved financial performance and long-term profitable growth. Throughout 2015, we continued our journey of Building the World’s Best Specialty Materials & Components CompanyTM. These actions included:

•	Investing in enhanced manufacturing capabilities in the High Performance Materials & Components (HPMC) segment for nickel alloy powder, titanium investment castings, and forgings to support the anticipated market demand increases, and growing new part introductions (NPIs) for the aerospace market.

•	Advancing the strategy of operating as an integrated and aligned business, by consolidating the leadership in the HPMC segment under one executive vice president to streamline and improve operating efficiencies and enhance the competitive position of the segment. We integrated multiple business units within the HPMC segment. We also furthered alignment by implementing more consistent and market- and cost- competitive health, welfare and retirement benefit programs across our operations.

•	Implementing rightsizing actions that are intended to return the Flat Rolled Products (FRP) business to profitability as quickly as possible and the further advancement of our strategy for sustainable long-term profitable growth. Certain production facilities that serve commodity-oriented markets that currently are facing very challenging business conditions are being temporarily idled.

•	Fully integrating our Hot-Rolling and Processing Facility (HRPF) into all applicable production processes. The HRPF enables ATI to grow our high value product lines, such as nickel-based and specialty alloys, and titanium and titanium alloys, across both business segments. These differentiated products serve key global markets including Aerospace and Defense, Oil & Gas/Chemical and Hydrocarbon Processing Industry and Electrical Energy. The HRPF also enables the decommissioning of two higher-cost legacy hot-rolling operations.

•	Completing the premium-quality (PQ) qualification process for our products used in jet engine rotating parts made with titanium sponge produced by our Rowley, UT facility. This marked the completion of a journey to full qualification of Rowley as a PQ titanium sponge producer for all applications.

•	Continuing our focus on safety, with our 2015 OSHA Total Recordable Incident Rate of 1.88 and our Lost Time Case Rate of 0.29, which we believe to be competitive with world-class performance for our industry.

•	Maintaining a solid liquidity position with $150 million in cash at year-end 2015 and a $400 million domestic asset-based lending (ABL) facility, which was undrawn at year-end 2015. We have no significant debt maturities for the next three years.

ATI’s business is cyclical, as are the end markets that use our products. In 2015, ATI’s stock price declined significantly, by over 67%, due to weak demand and historically low base prices for our commodity stainless steel sheet products driven mainly by global excess capacity and exacerbated by falling nickel prices throughout the year. These factors resulted in historic low transaction prices for commodity stainless steel sheet products. In addition, due to falling prices for crude oil and natural gas, demand for our products from the oil and gas market, which is ATI’s second largest end market weakened significantly. Other manufacturing companies, specifically those in steel, metals and mining, were similarly affected. While earnings and stockholder returns are depressed during a down business cycle, such as 2015, our actions to improve and enhance ATI’s manufacturing capabilities through capital investments, cost reduction and productivity improvements, restructuring our businesses, and repositioning ATI to be more focused on growing global markets using ATI’s more differentiated high-value products enables ATI to optimize returns as business conditions and end market demand improve.

Our Compensation Philosophy – Pay for Performance

The overriding principle in designing ATI’s executive compensation program is to drive our long-term strategic vision, and to ensure that the program is aligned with our pay-for-performance philosophy. It is designed to reward executive management based on company performance, create long-term stockholder value and attract and retain key employees.

ATI 2016 Proxy Statement    / 9

PROXY STATEMENT SUMMARY | PAY FOR PERFORMANCE

Paying for performance is a key attribute of ATI’s compensation philosophy. As such, a significant portion of the NEOs’ compensation is subject to the achievement of rigorous performance goals and, therefore, is “at risk.”

In 2015, our CEO, Rich Harshman, was paid only his base salary. No amounts were earned under the long-term incentive plans in effect for the 2013-2015 performance period. In addition, the Personnel and Compensation Committee determined that our CEO should forego his earned AIP (annual cash incentive) in 2015 due to overall company performance.

The other NEOs earned cash awards under the 2015 Annual Incentive Plan, however, the Committee reduced their respective AIP payouts by the 20% maximum to reflect ATI’s overall performance.

The following shows target and actual pay to the CEO over the past three-years in terms of total compensation, annual cash incentive, and long-term incentives. Actual pay was well below targeted amounts.

* The CEO was paid no incentive award under the Annual Incentive Plan for 2013 and 2015.

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PROXY STATEMENT SUMMARY | TOTAL REALIZED COMPENSATION

Total Realized Compensation

The Personnel & Compensation Committee views the amounts in the Summary Compensation Table as the target compensation opportunity for each NEO under the executive compensation program. When making determinations and awards under the plans, the Committee looks to the actual dollar value of awards to be delivered to the NEOs in any given year, as illustrated by the Total Realized Compensation figures below.

Name	2014 Total Realized Compensation		2015 Total Realized Compensation	Percentage Change
Harshman	$ 3,289,353		$1,431,303	(56%)
DeCourcy	$ 895,137		$672,371	(25%)
Dalton	$ 1,330,309		$809,692	(39%)
Sims	$ 1,246,772		$843,211	(32%)
Kramer	N/A	(1)	$741,144	N/A

(1)	Mr. Kramer was not a named executive officer in 2014.

Total Realized Compensation is calculated as follows:

Total Compensation as determined by SEC rules and set forth in the “Total” column of the Summary Compensation Table	-	the aggregate grant date fair value of equity awards (as reflected in the Stock Awards column of the 2015 Summary Compensation Table)	-	any vested but unpaid amounts for the KEPP performance period 2013-2015 (as reflected in the Non-Equity Incentive Plan Compensation column of the 2015 Summary Compensation Table), which amount is zero for all participants	-

the year-over-year change in pension value and non-qualified deferred compensation (as reflected in the Change in Pension Value and Non-Qualified Deferred Compensation Earnings column of the 2015 Summary Compensation Table)

+

if any, the value realized in 2015 from shares awarded under the 2013-2015 TSRP and PRSP; which amount is zero for all participants, as no shares vested under those plans for 2013- 2015 (as reflected in the Options Exercised and Stock Vested Table)

ATI 2016 Proxy Statement    / 11

Item 1 – Election of Directors

The Board of Directors has nominated four directors for election. Richard J. Harshman, Carolyn Corvi, Barbara S. Jeremiah and John D. Turner are standing for election to the Board as Class II directors for a three-year term expiring in 2019. If Item 2 – Approval of Amendments to the Certificate of Incorporation to Declassify the Board of Directors is approved by the requisite number of votes, declassification of the Board of Directors would be phased in over a three-year period. In accordance with Delaware corporate law, declassification of the board would not result in the curtailment of any incumbent director’s term of office prior to expiration of the term. For more information, please see Item 2.

Plurality Voting: Directors are elected by a plurality of the votes cast. This means that the four individuals nominated for election to the Board of Directors who receive the most “FOR” votes (among votes properly cast in person, electronically, telephonically or by proxy) will be elected.

Director Resignation Policy: While directors are elected by a plurality of the votes cast, our Bylaws include a director resignation policy. This policy states that in an uncontested election, if any director nominee receives a greater number of votes “WITHHELD” from his or her election, as compared to votes “FOR” such election, the director nominee must tender his or her resignation. The Nominating and Governance Committee of the Board is required to make recommendations to the Board of Directors regarding any such tendered resignation. The Board of Directors will act on the tendered resignation within 90 days from the certification of the vote and will publicly disclose its decision, including its rationale.

Only votes “FOR” or “WITHHELD” are counted in determining whether a plurality has been cast in favor of a director nominee; abstentions are not counted for purposes of the election of directors. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. For a “WITHHOLD” vote, your shares will be counted for purposes of determining whether there is a quorum and will have a similar effect as a vote against that director nominee for purposes of our director resignation policy.

If a nominee becomes unable to serve, the proxies will vote for a Board-designated substitute or the Board may reduce the number of directors. The Company has no reason to believe that any of the nominees for election will be unable to serve.

Director Terms

The directors currently are divided into three classes and the directors in each class generally serve for a three-year term unless the director is unable to serve due to death, retirement or disability. The term of one class of directors currently expires each year at the annual meeting of stockholders. The Board may fill a vacancy by electing a new director to the same class as the director being replaced or by effectively reassigning a director from another class. The Board may also create a new director position in any class and elect a director to hold the newly created position. It is expected that new directors elected by the Board will stand for election by the stockholders at the next annual meeting.

Our Director Nomination Process

The Board is responsible for recommending director nominees to the stockholders and for selecting directors to fill vacancies between stockholder meetings. The Nominating and Governance Committee recommends candidates to the Board.

The Committee considers director candidates suggested by members of the Committee, other directors, senior management and stockholders. For information on how to submit a candidate for consideration, please see

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ITEM 1 – ELECTION OF DIRECTORS | OUR DIRECTOR NOMINATION PROCESS

“2017 Annual Meeting and Stockholder Proposals”. Preliminary interviews of director candidates may be conducted by the Chair of the Nominating and Governance Committee or, at her request, any other member of the Committee or the Chairman of the Board. Background material pertaining to director candidates is distributed to the Committee for review. The Chair of the Committee and other Committee members, directors and key senior management interviews director candidates who merit further consideration. The Nominating and Governance Committee consider the results of these interviews in its deliberations.

Board Diversity is one of many criteria considered by the Board when evaluating candidates, though the Board does not have a formal policy regarding diversity. A key factor in determining director nominees is building a cognitively diverse board representing a wide breadth of experience and perspectives.

Director Criteria For Nominees Director candidates are generally selected on the basis of the following criteria:
• their business or professional experience, • recognized achievement in their respective fields, • integrity and judgment, • ability to devote sufficient time to the affairs of the Company,

•   the diversity of their backgrounds,

•   ability to represent the interests of all stockholders,

•   the skills and experience that their membership adds to the overall competencies of the Board, and

•   the current needs of the Company.

In accordance with our mandatory retirement policy for directors, if a director will reach his or her 72nd birthday during the director’s subsequent term, the Nominating and Governance Committee should take this fact into account in determining whether to recommend the nomination of the director. New directors added to the Board or to fill vacancies are expected to stand for re-election at the next annual meeting of stockholders.

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ITEM 1 – ELECTION OF DIRECTORS | OUR DIRECTOR NOMINATION PROCESS

In evaluating the needs of the Board, the Nominating and Governance Committee considers the qualifications of sitting directors and consults with other members of the Board (including as part of the Board’s annual self-evaluation), the Chairman, President and Chief Executive Officer, and other members of executive management. At a minimum, all recommended candidates must exemplify the highest standards of personal and professional integrity, meet any required independence standards, and be willing and able to constructively participate in and contribute to Board and committee meetings. Additionally, the Committee conducts individual reviews of current directors whose terms are nearing expiration, but who may be proposed for re-election, in light of the considerations described above and their past contributions to the Board.

Director Skills Summary

Director Name	CEO Experience	Industry/ Manufacturing Knowledge	Operations/ Production	Financial Expertise	Technical or Legal	Labor/ Human Resources	Marketing/ Communications	Government/ Environmental	International or Mergers & Acquisitions
Carolyn Corvi		■	■		■				■
Diane C. Creel	■	■			■	■	■	■	■
James C. Diggs		■		■	■	■		■	■
Richard J. Harshman	■	■	■	■		■	■	■	■
J. Brett Harvey	■	■	■		■	■	■	■	■
Barbara S. Jeremiah		■			■		■		■
David J. Morehouse	■		■			■	■	■
John R. Pipski		■		■					■
James E. Rohr	■			■			■		■
Louis J. Thomas		■	■		■	■
John D. Turner	■	■	■		■	■	■	■	■

Our 2016 Director Nominees and Continuing Directors

The Board of Directors determined that each of the four director nominees qualifies for election under the criteria for evaluation of directors. The Board of Directors determined that Mses. Corvi and Jeremiah and that Mr. Turner qualify as independent directors under applicable rules and regulations and our categorical Board independence standards.

All of our directors bring to our Board a wealth of leadership experience derived from their service in executive and managerial roles and also extensive board experience. Background information about the nominees and the continuing directors, including their business experience and directorships held during the past five years, and certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole, are described in the following pages.

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ITEM 1 – ELECTION OF DIRECTORS | 2016 DIRECTOR NOMINEES

Nominees – Class II – Term to Expire at the 2019 Annual Meeting

Richard J. Harshman

Director since 2011 Age 59

Mr. Harshman became Chairman, President and Chief Executive Officer in May 2011. He was President and Chief Operating Officer from 2010 until May 2011. Prior to that, he served as Executive Vice President, Finance and Chief Financial Officer from 2003 to 2010. Mr. Harshman joined the Company in 1978 and served in several financial management roles for the Company.

SKILLS AND QUALIFICATIONS:

The Board believes that Mr. Harshman’s qualifications include his experience in senior leadership positions, his intimate knowledge of the industry and ATI’s business given his tenure with the Company, and his financial expertise. Furthermore, the Board believes that Mr. Harshman’s current position as Chairman, President and Chief Executive Officer provides a unified vision for ATI.

CURRENT DIRECTORSHIPS:

•    Ameren Corporation

Carolyn Corvi

Director since 2012 Age 64

Upon her retirement in 2008, Ms. Corvi concluded a 34-year career with The Boeing Company, a diversified aerospace company, where she most recently served as Vice President, General Manager of Airplane Programs, Boeing Commercial Airplanes, a position she held from 2005 until her retirement.

Ms. Corvi is a member of the Finance Committee, the Personnel and Compensation Committee, and the Technology Committee.

SKILLS AND QUALIFICATIONS:

The Board believes that Ms. Corvi’s qualifications include her extensive experience in the aerospace industry (ATI’s largest end market) and her knowledge of and experience in manufacturing.

	CURRENT DIRECTORSHIPS: • Hyster-Yale Materials Handling, Inc. and United Continental Holdings, Inc.	PAST DIRECTORSHIPS: • Goodrich Corporation and Continental Airlines, Inc.

Barbara S. Jeremiah

Director since 2008 Age 64

Prior to her retirement in 2009, Ms. Jeremiah served as Executive Vice President of Alcoa, Inc., a leading aluminum producer, from 2002 until 2008, when she also assumed the position of Chairman’s Counsel.

Ms. Jeremiah currently serves on the Finance Committee and the Technology Committee.

SKILLS AND QUALIFICATIONS:

The Board believes that Ms. Jeremiah’s qualifications include her strong background in the metals industry and significant strategic development and international experience.

PAST DIRECTORSHIPS:

•    Boart Longyear Limited (Chair of its Board of Directors from 2013 to 2015), EQT Corporation, and First Niagara Financial Group, Inc.

ATI 2016 Proxy Statement    / 15

ITEM 1 – ELECTION OF DIRECTORS | 2016 DIRECTOR NOMINEES

John D. Turner

Director since 2004 Age 70

Mr. Turner served as Chairman and Chief Executive Officer of Copperweld Corporation, a manufacturer of tubular and bimetallic wire products, from 2001 until his retirement in 2003.

Mr. Turner serves as the Chair of the Technology Committee and is a member of the Finance Committee and the Nominating and Governance Committee.

SKILLS AND QUALIFICATIONS:

The Board believes that Mr. Turner’s qualifications include his experience in executive oversight and senior leadership positions, background in the manufacturing sector, and familiarity with industrial and technical matters.

CURRENT DIRECTORSHIPS:

•    Matthews International Corporation (Chairman since 2010)

Continuing Directors – Class III – Term to Expire at the 2017 Annual Meeting

James C. Diggs

Director since 2001 Age 67

Prior to his retirement in 2010, Mr. Diggs was Senior Vice President and General Counsel of PPG Industries, Inc., a producer of coatings, glass and chemicals, since 1997. He held the position of Secretary from 2004 to 2009.

Mr. Diggs is Chair of the Finance Committee and also serves on the Audit Committee and the Nominating and Governance Committee.

SKILLS AND QUALIFICATIONS:

The Board believes that Mr. Diggs’s qualifications include his experience with industry and legal matters, his senior leadership at a global public company, and his experience with domestic and international operations.

CURRENT DIRECTORSHIPS:

•    Brandywine Realty Trust

J. Brett Harvey

Director since 2007 Age 65

Mr. Harvey is Chairman of CONSOL Energy Inc., a leading diversified energy company in the United States, a position he has held since 2010. He was Executive Chairman from May 2014 to January 2015. Mr. Harvey announced that he will retire from his position as Chairman effective immediately upon the conclusion of the annual meeting of the stockholders of CONSOL Energy Inc. scheduled to occur in May 2016. Mr. Harvey was Chief Executive Officer of CONSOL Energy Inc. from 1998 until May 2014. He also served as President from 1998 until 2011. Mr. Harvey was Chief Executive Officer of CNX Gas Corporation, a subsidiary of CONSOL Energy, Inc., from 2009 to 2010.

Mr. Harvey currently serves on the Nominating and Governance Committee and the Personnel and Compensation Committee.

SKILLS AND QUALIFICATIONS:

The Board believes that Mr. Harvey’s qualifications include his significant oversight experience from serving as chief executive officer of public companies, his industry experience in the oil and gas market (a large end market for ATI), and his operational expertise.

	CURRENT DIRECTORSHIPS: • CONSOL Energy Inc. and Barrick Gold Corporation	PAST DIRECTORSHIPS: • CNX Gas Corporation (Chairman from 2009 to 2010)

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ITEM 1 – ELECTION OF DIRECTORS | CONTINUING DIRECTORS

David J. Morehouse

New Director in 2015 Age 55

Mr. Morehouse is Chief Executive Officer and President of Pittsburgh Penguins LLC, which owns and operates the Pittsburgh Penguins National Hockey League team. He was named President of the Pittsburgh Penguins in 2007 and has also served as Chief Executive Officer since 2010. He joined the Pittsburgh Penguins in 2004 as a consultant for special projects, including the team’s new arena.

Mr. Morehouse is a member of the Audit Committee and the Technology Committee.

SKILLS AND QUALIFICATIONS:

The Board believes that Mr. Morehouse’s qualifications include his leadership, strategic planning and development, operations, branding and marketing, and government experience.

Louis J. Thomas

Director since 2004 Age 73

Mr. Thomas served as Director, District 4, United Steelworkers of America for the Northeastern United States and Puerto Rico, prior to his retirement in 2004.

Mr. Thomas is a member of the Audit Committee and Technology Committee. The United Steelworkers (“USW”) initially proposed the nomination of Mr. Thomas in connection with the 2004 labor negotiations with Allegheny Ludlum, an ATI company. At that time, the Company agreed that the International President of the USW can propose to the Company’s Chairman a nominee for director.

SKILLS AND QUALIFICATIONS:

The USW nominee is to be a prominent individual with experience in public service, labor, education or business who meets the qualifications review required of all Company directors. Upon recommendation by the Nominating and Governance Committee and election to the Board by the stockholders, the USW nominee is expected to serve for a term as would any other director. The Board believes that Mr. Thomas’s qualifications include his broad experience with labor relations and the industrial and technical matters affecting our business.

Continuing Directors – Class I – Term to Expire at the 2018 Annual Meeting

Diane C. Creel

Director since 1996 Age 67 Lead Independent Director

Prior to her retirement in 2008, Ms. Creel served as Chairman, Chief Executive Officer and President of Ecovation, Inc., a subsidiary of Ecolab Inc. and a waste stream technology company using patented technologies, beginning in 2003. Ecovation, Inc. became a subsidiary of Ecolab Inc. in 2008. Previously, Ms. Creel served as Chief Executive Officer and President of Earth Tech, an international consulting engineering firm, from 1992 to 2003.

Ms. Creel has served as Lead Independent Director since the position was established in 2011. Ms. Creel is Chair of the Nominating and Governance Committee and a member of the Personnel and Compensation Committee.

SKILLS AND QUALIFICATIONS:

The Board believes that Ms. Creel’s qualifications include her experience as a chief executive officer of various companies and her entrepreneurial, management and technical experience.

	CURRENT DIRECTORSHIPS: • Timken Steel Corporation and Enpro Industries, Inc.	PAST DIRECTORSHIPS: • URS Corporation and Goodrich Corporation

ATI 2016 Proxy Statement    / 17

ITEM 1 – ELECTION OF DIRECTORS | CONTINUING DIRECTORS

John R. Pipski

Director since 2011 Age 68 Audit Committee Financial Expert

Mr. Pipski was a tax partner of Ernst & Young LLP, a public accounting firm, until his retirement in 2001. Thereafter, he provided business advisory and financial and tax accounting services through his own firm until 2013.

Mr. Pipski is Chair of the Audit Committee and a member of the Finance Committee.

SKILLS AND QUALIFICATIONS:

The Board believes that Mr. Pipski’s qualifications include his expertise in financial and tax accounting for public companies, including those in the metals and mining industries, and his general business experience.

PAST DIRECTORSHIPS:

•    CNX Gas Corporation (Chairman of its Audit Committee)

James E. Rohr

Director since 1996 Age 67

Mr. Rohr served as Executive Chairman of The PNC Financial Services Group, Inc., a diversified financial services organization, from May 2013 until his retirement in April 2014; previously, he was Chairman from 2001 until April 2013 and Chief Executive Officer from 2000 until April 2013. He served as President of The PNC Financial Services Group from 1990 to 2002.

Mr. Rohr is Chair of the Personnel and Compensation Committee.

SKILLS AND QUALIFICATIONS:

The Board believes that Mr. Rohr’s qualifications include his significant leadership and management experience from his years of serving as a chief executive officer of a large, publicly traded company and his expertise in capital markets and financial matters.

	CURRENT DIRECTORSHIPS: • EQT Corporation, Marathon Petroleum Corporation and General Electric Company	PAST DIRECTORSHIPS: • The PNC Financial Services Group, Inc., and BlackRock Inc.

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Our Corporate Governance

We at ATI are committed to a strong self-governance program. Our corporate governance practices are designed to maintain high standards of oversight, compliance, integrity and ethics, while promoting growth in long-term stockholder value. The role of our Board of Directors is to ensure that ATI is managed for the long-term benefit of our stockholders and other stakeholders.

Each year we review our corporate governance and compensation policies and practices and engage with our stockholders. We compare our policies and practices to best practice models suggested by governance authorities, stockholders, or as shown by other public companies. In this way, we affirm our commitment to RELENTLESS INNOVATION™ by continually evolving our programs to benefit all of our stakeholders.

Our Commitment to Integrity

ATI is committed to conducting its business in an honest, ethical and lawful manner. Our employees strive to satisfy the spirit and intent, as well as the technical requirements, of the contracts we enter into and the laws, regulations and rules that govern us.

We are committed to protecting the health and safety of our employees, the environment, and our communities. We support sustainable development and work to constantly improve our operations to the benefit of our stockholders, employees, our customers and local communities.

We are committed to providing a workplace where employees are treated with dignity and respect, free of discrimination, and where all employees can fulfill their potential based on merit and ability.

We value our reputation. We pledge to promptly address issues in a lawful and proper manner. We strive to create value for our stakeholders while continually improving our performance as a good corporate citizen.

We are also committed to providing information in our financial reporting that is accurate, complete, objective, relevant, timely and transparent, and we have a robust system of internal controls.

We take these commitments seriously. Our management and Board of Directors have instilled a culture, throughout our organization, that supports and honors these commitments. We expect that the actions of our employees, officers and directors comply with these principles and all polices undertaken to further these objectives.

Corporate Governance Information on our Website

The following governance documents are available on our website www.atimetals.com, at “About ATI – Corporate Governance”.

•   Corporate Governance Guidelines

•   Corporate Guidelines for Business Conduct and Ethics (including Financial Code of Ethics)

•   Board Committee Charters

•   Certificate of Incorporation and Bylaws

Paper copies can be obtained by writing to the Corporate Secretary, Allegheny Technologies Incorporated, 1000 Six PPG Place, Pittsburgh, PA 15222-5479.

ATI 2016 Proxy Statement    / 19

OUR CORPORATE GOVERNANCE | ATI CORPORATE GOVERNANCE AT A GLANCE

ATI Corporate Governance at a Glance

Presented below are some highlights of the ATI corporate governance program. You can find details about these and other corporate governance policies and practices within this Proxy Statement.

Board Independence	• 10 of our 11 directors are independent. • Our CEO is the only management director.
Board Composition

•   Currently the board has fixed the number of directors at 11.

•   We regularly assess our board performance and can adjust the number of directors according to our needs.

•   As shown under Item 1 – Election of Directors, our Board has a diverse mix of skills, experience and background.

Accountability to Stockholders

•   Majority Voting/Director Resignation Policy. Our director resignation policy provides that any nominee for director in an uncontested election who receives a greater number of votes “withheld” than votes “for” such nominee’s election shall promptly tender his or her resignation to the Board for the Board’s consideration.

•   Board Declassification Proposal: The Board recommends that the stockholders support the proposal to amend the Company’s Certificate of Incorporation to declassify the board and provide annual elections of directors. For more information, see Item 2.

•   Engagement with Stockholders: We actively reach out to our stockholders through our engagement program and communicate with them on important compensation and governance issues. Also, stockholders can contact our board, lead director or management by email or regular mail.

Independent Board Committees

•   We have five board committees – Audit, Finance, Nominating and Governance, Personnel and Compensation, and Technology.

•   All of the Board committees of the Board of Directors are composed entirely of independent directors, and each has a written charter that is reviewed and reassessed annually and is posted on our website.

Strong Lead Independent Director

•   Diane C. Creel serves as the Lead Independent Director. We encourage open communication and strong working relationships among the lead director, chairman and other directors.

•   Independent directors meet in regularly scheduled executive sessions, led by the Lead Independent Director, without the presence of management.

•   Stockholders can communicate with the independent directors through the Lead Independent Director.

Risk Oversight

•   Our full board is responsible for risk oversight, and has designated committees to have particular oversight of certain key risks. Our board oversees management as it fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks.

Succession Planning

•   The board actively monitors our management succession plans and receives regular updates on employee engagement, diversity and retention matters.

•   At least annually, the board reviews senior management succession and development plans.

Board and Committee Self-evaluation	• We have an annual self-evaluation process for the Board. • We have an annual self-evaluation process for each standing Committee of the Board.
Director and NEO Stock Ownership

•   Each director is required to own at least 10,000 shares of our common stock.

•   Effective for 2016, executives are required to own ATI common stock with a value equivalent to:

•   CEO: 6 times base salary;

•   Executive Vice Presidents and the Chief Financial Officer: 3 times base salary; and

•   Senior Vice Presidents: 2 times base salary.

Ethics and Corporate Responsibility

•   Our Corporate Guidelines for Business Conduct and Ethics, as well as the company’s attention to environmental, social and governance issues, are disclosed on our website.

•   The Company has an active ethics and compliance program, which includes regular employee training.

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OUR CORPORATE GOVERNANCE | CORPORATE GOVERNANCE GUIDELINES

Corporate Governance Guidelines

ATI’s Board of Directors has adopted Corporate Governance Guidelines, which are designed to assist the Board in the exercise of its duties and responsibilities to the Company. They reflect the Board’s commitment to monitor the effectiveness of decision making at the Board and management level with a view of achieving ATI’s strategic objectives. They are subject to modification by the Board at any time.

Corporate Guidelines for Business Conduct and Ethics

Our Corporate Guidelines for Business Conduct and Ethics (the “Code of Ethics”) applies to all directors, officers and employees, including our principal executive officer, our principal financial officer, and our controller and principal accounting officer. We require all directors, officers and employees to adhere to the Code of Ethics in addressing legal and ethical issues encountered in their work.

The Code of Ethics requires that our directors, officers and employees avoid conflicts of interest, comply with applicable laws, conduct business in an honest and ethical manner, and otherwise act with integrity and honesty in all of their actions by or on behalf of the Company. The Code of Ethics includes a financial code of ethics specifically for our Chief Executive Officer, our Chief Financial Officer, and all other financial officers and employees, which supplements the general principles in the Code of Ethics and is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters.

Only the Audit Committee of the Board can amend or grant waivers from the provisions of the Code of Ethics relating to the Company’s executive officers and directors, and any such amendments or waivers will be promptly posted on our website at www.atimetals.com. To date, no such amendments have been made or waivers granted.

MANDATORY EMPLOYEE TRAINING

All employees are provided with a copy of the Code of Ethics. Each year, we require all officers and managers to certify as to their understanding of and compliance with the Code of Ethics. In addition, all directors, officers and other employees must annually complete an interactive online ethics course addressing the Code of Ethics. This course is part of ATI’s broader ethics and compliance program, which includes online ethics training that is administered by a third party. In 2015, online ethics courses were administered addressing the prevention of workplace violence, conflicts of interest, and anti-bribery/anti-corruption.

We encourage employees to communicate concerns before they become problems. We believe that building and maintaining trust, respect and communications between employees and management and between fellow employees is critical to the overriding goal of efficiently producing high quality products, providing the maximum level of customer satisfaction, and ultimately fueling profitability and growth.

The ATI Ethics Helpline provides confidential, secure, and anonymous reporting available 24 hours a day. Additionally, our Chief Compliance Officer and ethics officers at our operating companies also provide confidential resources for employees to surface their concerns without fear of reprisal.

Corporate Responsibility

At ATI, we recognize the importance of being a good corporate citizen. We encourage integrity from the boardroom to the work floor, and continually review and refine our efforts to enrich our communities, improve employee health and safety, and lessen our environmental impact. Building the World’s Best Specialty Materials & Components CompanyTM requires nothing less than the highest standards of ethical business conduct and corporate responsibility.

ATI 2016 Proxy Statement    / 21

OUR CORPORATE GOVERNANCE | INVESTOR OUTREACH AND STOCKHOLDER ENGAGEMENT

Investor Outreach and Stockholder Engagement

We value the input we receive from our stockholders. As part of our investor relations program, we regularly communicate with our investors and actively engage with them throughout the year. We solicit their feedback on corporate governance topics and ATI’s executive compensation program. Our goal is to be responsive to our stockholders and to ensure that we understand and address our stockholders’ concerns and observations. As a result of stockholder engagement, we have made significant changes to our corporate governance practices and executive compensation program over the past four years.

STOCKHOLDER ENGAGEMENT CYCLE

Our stockholder engagement usually begins following the Annual Meeting, when the Board considers the feedback received during the solicitation of proxies for the Annual Meeting. Management and the Board discuss topics of focus in the months that follow, which has included governance trends, regulatory developments, and our own policies and practices. During the fall, the Committee considers potential corporate governance or executive compensation changes in the context of further discussions with and feedback from stockholders. In the spring, we publish our annual communications to stockholders (our annual report and proxy statement) and solicit feedback from our investors about the significant topics to be addressed at our Annual Meeting. Following the Annual Meeting, the Board discusses vote outcomes and recommends follow-up actions. Throughout the year, management conducts regular meetings and discussions with investors.

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OUR CORPORATE GOVERNANCE | BOARD INFORMATION

Board Information

BOARD COMPOSITION AND INDEPENDENCE

The Board of Directors determines the number of directors. The Board currently consists of eleven members:

Richard J. Harshman (Chairman, President and CEO)	Diane C. Creel	Barbara S. Jeremiah	James E. Rohr
	James C. Diggs	David J. Morehouse	Louis J. Thomas
Carolyn Corvi	J. Brett Harvey	John R. Pipski	John D. Turner

The Board does not consider Richard J. Harshman, Chairman, President and Chief Executive Officer of ATI, to be independent. The Board, at its February 26, 2016 meeting, determined that the remaining ten current directors are independent in accordance with the NYSE listing standards, our company Board Independence Standards and the rules of the Securities and Exchange Commission (“SEC”).

In determining that these directors have no relationships with ATI other than as directors and stockholders of the Company, the Board examined certain business affiliations of Mr. Rohr and Mr. Morehouse.

James E. Rohr currently serves on the board of directors of General Electric Company (“General Electric”). During 2015, the Company supplied General Electric with nickel-based superalloys and jet engine disc-quality mill products under an ongoing commercial relationship between the Company and General Electric. The amounts paid to the Company by General Electric in 2015 represent a de minimis portion of the revenues of General Electric, and the compensation received by Mr. Rohr from General Electric for his service as a director is not affected by the ongoing commercial relationship between the Company and General Electric. The Board has determined that the transactions between the Company and General Electric:

•	are commercial transactions carried out at arm’s length in the ordinary course of business;

•	are not material to General Electric or Mr. Rohr;

•	do not and would not potentially influence Mr. Rohr’s objectivity as a member of the Company’s Board of Directors in a manner that would have a meaningful impact on his ability to satisfy requisite fiduciary standards on behalf of the Company and its stockholders; and

•	do not preclude a determination that the relationship of Mr. Rohr with General Electric as a member of its board of directors is immaterial.

The Board determined that Mr. Rohr is an independent director under NYSE existing guidelines and the Company’s categorical Board independence standards.

David J. Morehouse is the Chief Executive Officer and President of Pittsburgh Penguins LLC, which owns and operates the Pittsburgh Penguins National Hockey League team, and Pittsburgh Arena Operating LLC (collectively, the “Entities”) and other affiliated entities. ATI is a party to a sponsorship agreement with Pittsburgh Penguins LLC, under which the Company pays an annual fee to Pittsburgh Penguins LLC in exchange for sponsorship opportunities associated with the Pittsburgh Penguins National Hockey League franchise. The sponsorship agreement expires in June 2016. ATI is party to an arena executive suite license agreement that expires in June 2017 (the “License Agreement” and with the Sponsorship Agreement, the “Agreements”) with an entity that is affiliated with Pittsburgh Arena Operating LLC. The Agreements will not be renewed after expiration. The annual fees paid by ATI to the Entities represents a de minimis portion of both ATI’s revenues and the revenues of the Entities, and, therefore, all amounts were substantially less than the thresholds set in the NYSE’s listing standards which disqualify a director from being independent.

Mr. Morehouse’s compensation from the Entities is not affected by the fees that the company pays under these Agreements. The Board has determined that the transactions between the Company and the Entities:

•	are commercial transactions carried out at arm’s length in the ordinary course of business;

•	are not material to the Entities or to Mr. Morehouse;

ATI 2016 Proxy Statement    / 23

OUR CORPORATE GOVERNANCE | BOARD INFORMATION

•	do not and would not potentially influence Mr. Morehouse’s objectivity as a member of the company’s Board of Directors in a manner that would have a meaningful impact on his ability to satisfy requisite fiduciary standards on behalf of the Company and its stockholders; and

•	do not preclude a determination that the relationship of Mr. Morehouse’s with the Entities as Chief Executive Officer and President of the Entities is immaterial.

The Board determined that Mr. Morehouse is qualified as an independent director under NYSE existing guidelines and the Company’s categorical Board independence standards.

BOARD LEADERSHIP

The Board of Directors has the flexibility to determine whether it is in the best interests of ATI and its stockholders to separate or combine the roles of Chairman and Chief Executive Officer at any given time. Whenever a Chairman and/or Chief Executive Officer is appointed, or at such other times as it deems appropriate, the Board of Directors assesses whether the roles should be separated or combined based upon its evaluation of, among other things, the existing composition of the Board of Directors and the circumstances at the time. The Board has considered the roles and responsibilities of the Chairman and the Chief Executive Officer, and, while it retains the discretion to separate the roles in the future as it deems appropriate and acknowledges that there is no single best organizational model that is most effective in all circumstances, the Board currently believes that the Company and its stockholders are best served by having Mr. Harshman serve concurrently as Chairman and Chief Executive Officer. The Board of Directors believes that Mr. Harshman’s service in both capacities promotes unified leadership and direction for the Company and allows for a single, clear focus on the efficient implementation of ATI’s strategies to maximize stockholder value over the long-term. In addition, the Board of Directors believes that Mr. Harshman, serving in both capacities, has been an effective bridge between the Board and ATI’s management.

Lead Independent Director

Ms. Creel, one of our independent directors, was elected to serve as the Company’s Lead Independent Director. The Lead Independent Director is the principal liaison between the independent directors and the Chairman on Board-wide issues.

Responsibilities:

•    Authority to preside at meetings of the Board in the absence of the Chairman, including executive sessions of the independent directors;

•    Ability to call meetings of the independent directors when necessary and appropriate;

•    Communication with, and appropriately facilitating communication among, independent directors between meetings, when appropriate;

•    Advising the Chairman regarding schedules, agendas and the quantity, quality and timeliness of information for Board and Committee meetings;

•    Serving as a contact for stockholders wishing to communicate with the Board other than through the Chairman, when appropriate, and communicating with other external constituencies, as needed; and

•    Advising and consulting with the Chairman on matters related to corporate governance and Board performance; and generally serving as a resource for, and counsel to, the Chairman.

The Board of Directors believes that this leadership structure is appropriate for ATI and in the best interests of our stockholders at this time. Through governance features such as the establishment of a Lead Independent Director position, the appointment of only independent directors to the standing committees of the Board of Directors, and regular use of executive sessions of the independent directors, the Board is able to maintain appropriate independent oversight of our business strategies and activities.

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OUR CORPORATE GOVERNANCE | BOARD INFORMATION

These governance features have been effective in promoting a full and free discussion and analysis at the Board level of issues important to the company. At the same time, the Board of Directors is able to take advantage of the blend of leadership, experience and extensive knowledge of ATI, our industry and the markets in which we compete that Mr. Harshman brings to the combined roles of Chairman and Chief Executive Officer.

BOARD AND COMMITTEE MEMBERSHIP – DIRECTOR ATTENDANCE AT MEETINGS

During 2015, the Board of Directors held seven meetings, including one strategy retreat. In 2015, directors attended over 97% of all Board meetings and meetings of Board committees of which they were members.

The independent, non-management directors meet separately in regularly scheduled executive sessions without members of management (except to the extent that the non-management directors request the attendance of a member of management). The Lead Independent Director presides over meetings of the independent directors.

A Board meeting is typically scheduled in conjunction with our annual meeting of stockholders and it is expected that our directors will attend absent good reason. In 2015, all directors attended our annual meeting of stockholders.

The table below provides information with respect to current Board committee memberships of the non-employee directors. The table also sets forth the number of meetings held by each Board committee in 2015.

Director(1)	Audit	Finance	Nominating and Governance	Personnel and Compensation	Technology
C. Corvi		■		■	■
D. C. Creel(2)			Chair	■
J. C. Diggs	■	Chair	■
J. B. Harvey			■	■
B. S. Jeremiah		■			■
D. J. Morehouse	■				■
J. R. Pipski	Chair	■
J. E. Rohr				Chair
L. J. Thomas	■				■
J. D. Turner		■	■		Chair
Number of Meetings held in 2015	10	5	5	7	3

(1)	As Chairman, Mr. Harshman may attend each Committee meeting, except to the extent that a Committee requests to meet without Mr. Harshman present.

(2)	Ms. Creel serves as Lead Independent Director and presides over meetings of the independent directors, and may attend meetings of Committees of which she is not a member.

BOARD COMMITTEES

The Board of Directors has five standing committees: Audit Committee, Finance Committee, Nominating and Governance Committee, Personnel and Compensation Committee, and Technology Committee. All of the standing committees of the Board of Directors are comprised entirely of independent directors.

Each committee has a written charter that describes its responsibilities. Each of the Audit Committee, the Nominating and Governance Committee and the Personnel and Compensation Committee has the authority, as it deems appropriate, to independently engage outside legal, accounting or other advisors or consultants. In addition, each committee annually conducts a review and evaluation of its performance and reviews and reassesses its charter.

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OUR CORPORATE GOVERNANCE | BOARD INFORMATION

Board Committee	Role and Primary Responsibilities
Audit Committee

Chair:

John R. Pipski

Financial Expert*

Members:

James C. Diggs

David J. Morehouse

Louis J. Thomas

*  Mr. Pipski meets the SEC criteria as an “audit committee financial expert” and meets the NYSE standard of having accounting or related financial management expertise.

Assists the Board in its oversight of the integrity of the company’s financial statements, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent auditors, and the performance of the Company’s internal audit function and independent auditors.

•    Has authority and responsibility for the appointment, retention, compensation and oversight of ATI’s independent auditors, including pre-approval of all audit and non-audit services to be performed by the independent auditors. Both the independent auditors and the internal auditors have full access to the Committee and meet on a routine basis without management being present.

•    Responsible for review of the Company’s major financial risk exposures and mitigating actions and for reviewing, approving and ratifying any related party transaction.

Finance Committee
Chair: James C. Diggs Members: Carolyn Corvi Barbara S. Jeremiah John R. Pipski John D. Turner

Primarily responsible for making recommendations and providing guidance to the Board regarding major financial policies and actions of the Company.

•    Reviews and evaluates the company’s debt and equity structure, dividends, authorized capital stock, and credit agreements.

•    Serves as named fiduciary of the employee benefit plans maintained by the Company, which includes (i) appointment, evaluation, and removal of employee benefit plan trustees and investment managers, (ii) establishment of funding methods and policies, (iii) review of funded status and investment policies and practices, and (iv) appointment of plan administrators.

Nominating and Governance Committee
Chair: Diane C. Creel Members: James C. Diggs J. Brett Harvey John D. Turner

Responsible for overseeing corporate governance matters. This includes,

•    Overseeing the annual evaluation of the Company’s Board and its committees.

•    Recommending to the Board individuals to be nominated as directors; this process includes evaluation of new candidates as well as an individual evaluation of current directors who are being considered for re-election.

•    Making recommendations to the Board concerning committee membership and Board composition.

•    Administering ATI’s director compensation program.

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OUR CORPORATE GOVERNANCE | BOARD INFORMATION

Board Committee	Role and Primary Responsibilities

Personnel and Compensation Committee

Chair:

James E. Rohr

Members:

Carolyn Corvi

Diane C. Creel

J. Brett Harvey

Each member of the Personnel and Compensation Committee is a “non-employee director” of the Company as defined under Rule 16b-3 of the Securities Exchange Act of 1934, and each member is also an “outside director” for the purposes of the corporate compensation provisions contained in Section 162(m) of the Internal Revenue Code.

Primarily responsible for establishing and annually reassessing the executive compensation program and the Company’s philosophy on executive compensation.

•    Reviews, with outside compensation and legal advisors, the compensation policies and practices at peer companies.

•    Oversees CEO and other executive officer compensation.

•    Reviews and approves corporate goals and objectives relevant to CEO and other executive officer compensation, evaluates the CEO’s performance in light of those goals and objectives, and determines and approves the CEO’s compensation level (either as a Committee or together with the other independent directors) based on this evaluation.

•    Reviews and approves non-CEO executive officer compensation, and makes recommendations to the Board regarding incentive compensation plans and equity-based plans that require Board approval.

•    For other executives, the Committee reviews and approves recommendations from management within plan parameters. However, the Committee may not delegate any authority under those plans for matters affecting the compensation and benefits of the executive officers.

The Personnel and Compensation Committee has the sole authority to retain, approve fees and other terms for, and terminate any compensation consultant used to assist the committee in the evaluation of the CEO or other executive compensation. The Committee may also obtain advice and assistance from internal or external legal, accounting or other advisors.

•    The Committee has retained an independent compensation consultant, Pay Governance, LLC.

•    The Committee also utilizes external legal advisors and assesses the independence of its advisors.

Please see the “Executive Compensation – Compensation Discussion and Analysis” section of this proxy statement for more discussion about the Committee’s role in executive officer compensation.

Administers ATI’s incentive compensation plans.

Monitors and encourages the development of intellectual capital.

Reviews management succession planning and makes recommendations to the Board concerning executive management organization matters generally.

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OUR CORPORATE GOVERNANCE | BOARD INFORMATION

Board Committee	Role and Primary Responsibilities

Technology Committee
Chair: John D. Turner Members: Carolyn Corvi Barbara S. Jeremiah David J. Morehouse Louis J. Thomas

Primarily responsible for reviewing changing technologies and evaluating how they affect ATI and its technical capabilities and competitive position.

•    Considers the impact of technologies on the well-being of the Company.

•    Assesses ATI’s technical capabilities in relation to corporate strategies and plans.

•    Make recommendations to the Board concerning priorities, asset deployment, and other matters relating to the Company’s technical activities.

BOARD’S ROLE IN RISK OVERSIGHT

The Board of Directors as a whole actively oversees the risk management of the Company. Enterprise risks—the specific financial, operational, business and strategic risks that the Company faces, whether internal or external—are identified and prioritized by the Board and management together, and then each specific risk is assigned to the full Board or a Board committee for oversight.

Board/Committee Primary Areas of Risk Oversight

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Full Board	Audit Committee	Finance Committee	Nominating and Governance	Personnel and Compensation	Technology Committee

Strategic and business risks, such as those relating to our products, markets, and capital investments, are overseen by the entire Board.

•   Strategic, financial, operational and execution risk associated with the annual and long-term business plans, including capital investments, asset allocation, acquisitions or divestitures, regulatory and environmental compliance.

•   External risks associated with cybersecurity and other major safety and security matters, supply chain, and global markets.

The Audit Committee and the Finance Committee oversee management of market and operational risks that could have a financial impact, such as those relating to internal controls, liquidity or raw material availability.

•   Risks associated with financial matters, particularly financial reporting, taxes, accounting, disclosure and internal control.

•   Risks associated with legal matters and the ethics compliance program.

The Audit Committee and the Finance Committee oversee management of market and operational risks that could have a financial impact, such as those relating to internal controls, liquidity or raw material availability.

•   Risks associated with liquidity, financial markets, pension plans (including investment performance, asset allocation and funded status), currency and interest rate exposures, and insurance strategies.

Committee

Manages the risks associated with governance issues, such as the independence of the Board. The Committee also periodically evaluates whether the identified risks are assigned to the appropriate Board committee (or to the Board) for oversight.

•   Risks associated with Board effectiveness and organization, corporate governance matters, director compensation, and director succession planning.

Committee

Manages the risks associated with personnel and compensation issues, such as the Company’s executive compensation plans and practices.

•   Risks associated with employee relations, benefit plans, management development and training, and executive compensation matters.

•   In conjunction with the Board, risks associated key executive succession.

Manages the risks associated with changing technologies and their impact on ATI’s technical capabilities and competitive position.

•   Risks associated with technology development, changes and disruption, product development, and competitor changes.

Management regularly reports to the Board or the relevant Committee on actions that the Company is taking to manage these risks. The Board and management periodically review, evaluate and assess the risks relevant to the company.

28 \    ATI 2016 Proxy Statement

OUR CORPORATE GOVERNANCE | BOARD INFORMATION

PROCESS FOR COMMUNICATING WITH DIRECTORS

We maintain a process for stockholders and interested parties to communicate with the Board of Directors, the Lead Independent Director, or any individual director. ATI stockholders or interested parties who want to communicate with the Board, the Lead Independent Director, or any individual director can write to:

Lead Independent Director

c/o Corporate Secretary

Allegheny Technologies Incorporated

1000 Six PPG Place

Pittsburgh, PA 15222-5479

or call 1-877-787-9761 (toll free).

Your letter or message should indicate whether you are an ATI stockholder.

Depending on the subject matter, the Lead Independent Director and/or the Corporate Secretary will:

•   forward the communication to the director or directors to whom it is addressed;

•   attempt to handle the inquiry directly when, for example, it is a request for information about the Company or it is a stock-related matter; or

•   not forward the communication if it is primarily commercial in nature or it relates to an improper or irrelevant topic.

At each Board meeting, the Corporate Secretary presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors on request.

Director Compensation

BOARD OF DIRECTORS’ ROLE AND COMPENSATION

Non-employee directors receive compensation for their service, which is designed to fairly compensate them for their board responsibilities and align their interests with our stockholders. The Nominating and Governance Committee periodically reviews and evaluates the non-employee director compensation program to ensure that it is competitive with ATI’s industry peers and best practices and serves the purposes of attracting and retaining high quality directors. The Nominating and Governance Committee uses an independent consultant, Pay Governance LLC, which is the same consultant retained by the Personnel and Compensation Committee, to provide market and comparison data and information on current developments and practices in director compensation. ATI’s non-employee director compensation program is competitive and market-based.

DIRECTOR STOCK OWNERSHIP GUIDELINES

The Board encourages directors to obtain a meaningful stock ownership interest in ATI. Under the stock ownership guidelines applicable to all non-employee directors, each non-employee director is expected to own at least 10,000 shares of ATI Common Stock within five years of his or her initial election to the Board. Furthermore, directors are required to retain one-third of any awarded stock until compliance with the guidelines is achieved. Each of the directors was in compliance with the guidelines as of December 31, 2015 or is reasonably proceeding with compliance as of the applicable five-year anniversary of his or her initial election to the Board.

ATI 2016 Proxy Statement    / 29

OUR CORPORATE GOVERNANCE | DIRECTOR COMPENSATION

Elements of Director Compensation

Pay Component	2015 Compensation
Annual Retainer	$225,000 – $125,000 Cash – $100,000 Restricted Stock Value
Lead Director Annual Retainer	$30,000
Committee Chair Retainers	Audit and Personnel and Compensation Committees $15,000 Finance, Nominating and Governance and Technology Committees $10,000
Board service travel expenses are also paid by the company

2015 Changes to Director Compensation

In December 2014, the Board approved certain changes to the Company’s non-employee director compensation program beginning in 2015 based on a competitive market analysis performed by the compensation consultant; the result is the program reflected in the above table. These changes more accurately represent the amounts paid in the U.S. market for board membership and aligns ATI director compensation with peer group practices.

Other

In 2004, the Board froze and discontinued the Company’s Fee Continuation Plan for Non-Employee Directors. Under the frozen plan, an amount equal to the annual retainer fee in effect for 2004 (which was $28,000) will be paid annually to the members of the Board as of December 31, 2004, following the termination of the director’s service as a Board member. The fee will be paid for each year of the director’s credited service as a director (as defined in the Plan) up to a maximum of ten years.

2015 Non-Employee Director Compensation

Name(1)	Fees Earned Or Paid In Cash ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
C. Corvi	125,000	94,334	5,705	225,039
D. C. Creel	165,000	94,334	5,593	264,927
J. C. Diggs	135,000	94,334	5,593	234,927
J. B. Harvey	125,000	94,334	5,593	224,927
B. S. Jeremiah	125,000	94,334	5,593	224,927
D. J. Morehouse	106,250	78,612	1,038	185,900
J. R. Pipski	140,000	94,334	5,593	239,927
J. E. Rohr	140,000	94,334	5,593	239,927
L. J. Thomas	125,000	94,334	5,593	224,927
J. D. Turner	135,000	94,334	5,593	234,927

Non-employee directors are not granted option awards or non-equity incentive plan compensation awards, and do not have company pensions and non-qualified deferred compensation earnings.

(1)	Richard J. Harshman, Chairman, President and Chief Executive Officer, does not receive any compensation for his service on the Board of Directors. Mr. Morehouse was elected to the Board in February 2015 and received prorated compensation for his service in 2015.

(2)	This column reflects annual retainer fees, including committee chair and Lead Independent Director fees, as well as Board and committee meeting fees paid to the directors.

(3)	This column reflects the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of the restricted stock awards granted to directors under the Company’s Non-Employee Director Restricted Stock Program. Shares vest on the third anniversary of the date of grant, or earlier upon retirement, death or change of control, and expense is recognized over the vesting period. A discussion of the relevant assumptions made in the valuations may be found in Note 14 to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

(4)	Amounts in the column consist of dividends paid on directors’ restricted stock. Grants of restricted stock to non-employee directors accumulate stock dividends during the restriction period, and directors are entitled to receive dividends paid on the restricted shares only when the restrictions lapse.

30 \    ATI 2016 Proxy Statement

Item 2 — Approval of Amendments to the Certificate of Incorporation to Declassify the Board of Directors

We are asking our stockholders to approve these amendments to declassify our Board of Directors. This proposal provides for a phased-in declassification of the Board and requires each director nominee in the future to be elected annually for a one-year term.

Background

Our Certificate of Incorporation currently divides the Board of Directors into three classes. Each class is elected for three-year terms, with the terms staggered so that approximately one-third of our directors, plus any newly appointed directors, stand for election each year. There are currently four Class II directors with terms expiring at the 2016 Annual Meeting of Stockholders, four Class III directors with terms expiring at the 2017 Annual Meeting of Stockholders and three Class I directors with terms expiring at the 2018 Annual Meeting of Stockholders. The Board of Directors recommends at this time certain amendments to our Certificate of Incorporation that would provide for a phased-in declassification of the Board of Directors and require each director nominee in the future to be elected annually for a one-year term. If this proposal is approved by our stockholders, the Board of Directors also will approve certain conforming amendments to our bylaws. The text of the proposed Certificate of Amendment to the Company’s Certificate of Incorporation is attached as Appendix A to this proxy statement.

Proposed Declassification Amendment

Under the proposed amendments to our Certificate of Incorporation, the declassification of the Board of Directors would be phased in over a three-year period. In accordance with Delaware corporate law, declassification would not result in the curtailment of any incumbent director’s term of office prior to the expiration of that term.

Declassification Phased in Over Three Years:

•	All current directors, including the directors elected at the 2016 Annual Meeting of Stockholders to serve for three-year terms expiring at the 2019 Annual Meeting of Stockholders, would complete their respective three-year terms.

•	At the 2017 and 2018 Annual Meetings of Stockholders, director nominees would be nominated for election for one-year terms.

•	Beginning with the 2018 Annual Meeting of Stockholders, a majority of the Board would stand for election for one-year terms.

•	At the 2019 Annual Meeting of Stockholders, all director nominees will stand for election for one-year terms and the Board of Directors will be fully declassified.

Until the Board of Directors is fully declassified, any director appointed to the Board of Directors to fill a vacancy will hold office until the next election of the class for which the director is chosen. Following the full declassification of the Board of Directors, any director appointed to the Board of Directors to fill a vacancy will hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.

Delaware corporate law provides that the members of a classified board of directors may be removed only for cause. Accordingly, our Certificate of Incorporation currently provides that all of our directors are removable only for cause. If this proposal is approved, a member of our Board of Directors may be removed with or without cause once he or she is elected to a one-year term.

ATI 2016 Proxy Statement    / 31

ITEM 2 — APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS | PROPOSED DECLASSIFICATION AMENDMENT

This description of the proposed amendments to the Company’s Certificate of Incorporation is qualified in its entirety by reference to the full text of the proposed Certificate of Amendment to our Certificate of Incorporation, a copy of which is attached as Appendix A.

Rationale for Declassification of the Board of Directors

In the past, our Nominating and Governance Committee and our Board of Directors as a whole have believed that a classified board structure served the best interests of the Company and its stockholders. A classified board generally provides for board continuity and stability and promotes the ability of the board to focus on the long-term strategies and interests of ATI and the creation of stockholder value. In addition, a classified board structure can assist in attracting and retaining committed directors who are able to develop a deeper knowledge of a company’s business and the environment in which it operates.

With continuing evaluations of trends and developments in corporate governance, the Nominating and Governance Committee and the Board of Directors as a whole have reviewed their respective positions on classified boards. While they continue to recognize the potential benefits of classified boards, they also are committed to ensuring maximum accountability to our stockholders. They believe that the declassification of our Board of Directors would provide stockholders with an additional opportunity to register their views at each annual meeting, as well as through ongoing stockholder engagement. As a result, the Nominating and Governance Committee recommended to the Board of Directors that a proposal to declassify the Board of Directors be submitted to the Company’s stockholders at the 2014 Annual Meeting of Stockholders, and the Board of Directors unanimously approved the recommendation. However, the declassification proposal did not receive the requisite support of stockholders at the 2014 Annual Meeting of Stockholders in order to be enacted.

Although the Board’s prior attempt to implement a declassification of the board did not receive enough votes to pass, the Nominating and Governance Committee and the Board of Directors continued to evaluate trends and developments in corporate governance, including consideration of stockholder perspectives and the Board’s ongoing continued commitment to accountability and responsiveness. By unanimous recommendation of such committee and unanimous approval of the Board, the Board of Directors has determined to submit to the Company’s stockholders at the 2016 Annual Meeting of Stockholders this proposal to declassify the Board of Directors and recommend that stockholders vote FOR approval of the declassification amendments.

Legal Effectiveness

If it is approved by the requisite favorable vote of our stockholders, this proposal will become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. We intend to make this filing promptly after the 2016 Annual Meeting of Stockholders if this proposal is approved. If this proposal does not receive the required number of votes in favor of it, then our Certificate of Incorporation will not be amended and our Board of Directors will remain classified with all of our directors continuing to serve three-year terms in accordance with the current provisions of our Certificate of Incorporation. If stockholders vote to approve this proposal, then the Board of Directors will also approve certain conforming amendments to our bylaws.

Required Stockholder Approval

Our Certificate of Incorporation provides that the affirmative vote of the holders of at least 75% of the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors, voting together as a single class, is required to amend the portions of the Certificate of Incorporation that are the subject of this proposal. Abstentions and broker non-votes will have the same effect as votes against this proposal. Under Delaware law, any amendment of ATI’s Certificate of Incorporation must be approved by ATI’s stockholders. Any amendment of ATI’s Certificate of Incorporation, including to revise required stockholder approval levels, must be approved by the affirmative vote of the holders of at least 75% of the shares of ATI Common Stock outstanding and entitled to vote.

32 \    ATI 2016 Proxy Statement

ITEM 2 — APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS | RECOMMENDATION

Related Party Transactions

The Board of Directors has adopted a written Statement of Policy with respect to Related Party Transactions. The Policy applies to transactions or arrangements between ATI and a related person (namely directors, executive officers, and their immediate family members, and 5% stockholders) with a direct or indirect material interest in the transaction, including transactions requiring disclosure under Item 404(a) of Regulation S-K.

Under the Policy, no related party transaction may occur unless it is approved or ratified by the Audit Committee or approved by the disinterested members of the Board of Directors. The Audit Committee is primarily responsible for approving and ratifying related party transactions, and in doing so, will consider all matters it deems appropriate, including the dollar value of the proposed transaction, the relative benefits to be obtained and obligations to be incurred by the Company, and whether the terms of the transaction are comparable to those available to third parties.

Compensation Committee Interlocks and Insider Participation

No member of the Personnel and Compensation Committee is an officer or employee of the Company, and no member of the Committee has a current or prior relationship, and no officer who is a statutory insider of the Company has a relationship, to any other company, required to be described under the Securities and Exchange Commission rules relating to disclosure of executive compensation.

Stock Ownership Information

Section 16(a) Beneficial Ownership Reporting Compliance

The rules of the SEC require the Company to disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors and statutory insiders and by persons who beneficially own more than ten percent of a registered class of the Company’s equity securities. Based upon a review of filings with the SEC and written representations, the Company believes that, in 2015, all such persons complied with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 on a timely basis.

ATI 2016 Proxy Statement    / 33

STOCK OWNERSHIP INFORMATION | STOCK OWNERSHIP OF FIVE PERCENT OWNERS

Five Percent Owners of Common Stock

The entities listed in the following table are beneficial owners of five percent or more of ATI Common Stock as of December 31, 2015, based on information filed with the SEC. In general, “beneficial ownership” includes those shares a person has the power to vote or transfer, and options to acquire Common Stock that are exercisable currently or within 60 days.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage Of Class(1)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	7,959,137	(2)	7.3%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	7,191,843	(3)	6.6%
Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403	7,108,444	(4)	6.5%
Sasco Capital, Incorporated 10 Sasco Hill Road Fairfield, CT 06824	5,977,635	(5)	5.5%
Platinum Investment Management Limited Level 8, 7 Macquarie Place Sydney NSW 2000, Australia	5,550,636	(6)	5.1%

(1)	Percentages are based on shares of Company Common Stock outstanding as of March 1, 2016, as of which date there were 108,912,564 shares of Company Common Stock outstanding.

(2)	Based on a Schedule 13G filing under the Securities Exchange Act (the “Exchange Act”), made on January 22, 2016 by BlackRock, Inc., reporting sole voting power with respect to 7,496,812 shares and sole dispositive power with respect to 7,959,137 shares at December 31, 2015.

(3)	Based on a Schedule 13G/A filing under the Exchange Act made on February 10, 2016 by The Vanguard Group (“Vanguard”), Vanguard had sole voting power with respect to 78,845 shares, shared voting power with respect to 6,000 shares, sole dispositive power with respect to 7,113,498 shares, and shared dispositive power with respect to 78,345 shares at December 31, 2015.

(4)	Based on a Schedule 13G/A filing under the Exchange Act made on February 3, 2016 by Franklin Resources, Inc., Charles B. Johnson and Rupert H. Johnson, Jr., the shares are beneficially owned at December 31, 2015 by one or more open- or closed-end investment companies or other managed accounts that are investment management clients of investment managers that are direct or indirect subsidiaries of Franklin Resources. Charles B. Johnson and Rupert H. Johnson, Jr. each own in excess of 10% of the outstanding common stock of Franklin Resources and are its principal stockholders.

(5)	Based on a Schedule 13G filing under the Securities Exchange Act (the “Exchange Act”), made on February 12, 2016 by Sasco Capital, Incorporated, reporting sole voting power with respect to 2,361,006 shares and sole dispositive power with respect to 5,977,635 shares at December 31, 2015.

(6)	Based on a Schedule 13G filing under the Securities Exchange Act (the “Exchange Act”), made on February 11, 2016 by Platinum Investment Management Limited, reporting sole voting power with respect to 4,811,578 shares and sole dispositive power with respect to 5,550,636 shares at December 31, 2015.

34 \    ATI 2016 Proxy Statement

STOCK OWNERSHIP INFORMATION | STOCK OWNERSHIP OF DIRECTORS, BOARD NOMINEES AND EXECUTIVE MANAGEMENT

Stock Ownership of Directors, Board Nominees and Executive Management

The following table shows the shares of Common Stock reported to ATI as beneficially owned as of March 1, 2016 by the nominees for director, the continuing directors, each officer named in the Summary Compensation Table, and for all directors, officers and other statutory insiders as a group. Unless indicated otherwise below, the information provided in the following table is based on the Company’s records, information filed with the SEC, and information furnished by the respective individuals.

For biographical information regarding the beneficial owners, please see information under “Item 1—Election of Directors” and “Members of ATI’s Management Executive Council” of this proxy statement. The business address for each beneficial owner is c/o Allegheny Technologies Incorporated, 1000 Six PPG Place, Pittsburgh, PA 15222.

Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage Of Class
Carolyn Corvi	11,662	*
Diane C. Creel	34,174	*
Hunter R. Dalton	160,884	*
Patrick J. DeCourcy	90,654	*
James C. Diggs	23,014	*
Richard J. Harshman	574,289	*
J. Brett Harvey	23,476	*
Barbara S. Jeremiah	24,357	*
Kevin B. Kramer	79,255	*
David J. Morehouse	2,413	*
John R. Pipski	20,611	*
James E. Rohr	51,876	*
John D. Sims	153,374	*
Louis J. Thomas	19,300	*
John D. Turner	29,911	*
All directors, nominees, named executive officers and other statutory insiders as a group (19 persons)	1,584,702	1.45%

*	Indicates beneficial ownership of less than one percent (1%) of the outstanding shares of Company Common Stock. As of March 1, 2016, there were 108,912,564 shares of Company Common Stock outstanding.

(1)	The table includes shares of restricted stock (for directors), and performance/restricted stock under the Performance/Restricted Stock Program and the Long-Term Stockholder Value component of the Long Term Performance Plan awarded in 2015 and restricted stock units awarded in 2016 (for officers and statutory insiders) in the following amounts: each of Mses. Corvi, Creel and Jeremiah and Messrs. Diggs, Harvey, Pipski, Rohr, Thomas and Turner, 9,531; Mr. Morehouse, 2,413; Mr. Harshman, 295,417; Mr. DeCourcy, 86,616; Mr. Dalton, 77,507; Mr. Sims, 102,287; and for all directors, nominees, officers and other statutory insiders as a group, 850,396. The table includes shares held jointly with the named individuals’ spouses. The table also includes 25,687 shares owned by Mr. Harshman’s spouse with respect to which Mr. Harshman disclaims beneficial ownership. The table includes shares issuable pursuant to stock options that are currently exercisable in the following amounts: each of Messrs. Rohr, Thomas, and Turner, 1,000; and for all directors, nominees, officers and other statutory insiders as a group, 3,000. There are no unvested stock options.

ATI 2016 Proxy Statement    / 35

STOCK OWNERSHIP INFORMATION | MEMBERS OF ATI’S MANAGEMENT EXECUTIVE COUNCIL

Members of ATI’s Management Executive Council

The following lists the members of the management Executive Council as of March 1, 2016. For further information, see Item 1 captioned “Executive Management, Including Executive Officers under the Federal Securities Laws” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Name	Biographical information
Richard J. Harshman, 59 Chairman, President and Chief Executive Office since 2011	Mr. Harshman was President and Chief Operating Officer from 2010 until May 2011. Prior to that, he served as Executive Vice President, Finance and Chief Financial Officer from 2003 to 2010. Mr. Harshman joined the Company in 1978 and served in several financial management roles for the Company.
Patrick J. DeCourcy, 53 Senior Vice President, Finance and Chief Financial Officer since December 2013	Mr. DeCourcy was Interim Chief Financial Officer from July 2013 to December 2013. From 2011 to July 2013, he provided assistance to ATI executive management with business integration and strategic investments. He was Senior Director, Strategic Projects and Business Integration, from March 2012 to July 2013. From 2000 to April 2010, he served as Vice President, Finance and Administration of ATI Specialty Materials.
Hunter R. Dalton, 61 Executive Vice President, Strategic Growth Initiatives since August 2015	Mr. Dalton served as Executive Vice President, High Performance Specialty Materials Group from May 2011 to August 2015, and was President, ATI Specialty Materials from 2008 until August 2015. Previously, he was Group President, ATI Long Products from 2008 to May 2011. From 2003 to 2008, Mr. Dalton served as Senior Vice President of Sales and Marketing for ATI Specialty Materials. Mr. Dalton will retire from the Company effective March 31, 2016.
John D. Sims, 56 Executive Vice President, High Performance Materials and Components Segment since August 2015	Mr. Sims was Executive Vice President, High Performance Components Group from September 2013 to August 2015, and President, ATI Forged Products from September 2013 to April 2014. Previously, he was Executive Vice President, Primary Titanium Operations, and Engineered Alloys and Products beginning in February 2013. Prior to that, Mr. Sims served as Executive Vice President, Primary Metals and Exotic Alloys from May 2011 to February 2013 and President, ATI Specialty Alloys and Components from 2008 to February 2013. Previously, he was Group President, ATI Primary Metals and Exotic Alloys from February 2011 to May 2011.
Robert S. Wetherbee, 56 Executive Vice President, Flat Rolled Products since January 2015	Mr. Wetherbee served as President, ATI Flat Rolled Products beginning in April 2014. Prior to that, Mr. Wetherbee was President and Chief Executive Officer of Minerals Technologies, Inc. from March 2013 until February 2014. He was President of ATI’s tungsten materials business from 2010 through 2012. Previously, Mr. Wetherbee was Vice President of Market Strategy of Alcoa Inc. from 2006 through 2009.
Elliot S. Davis, 54 Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary since May 2011	Previously, Mr. Davis was Vice President and General Counsel from 2010 to May 2011. He served as Assistant General Counsel from 2008, when he joined the Company, to 2010. Prior to that, Mr. Davis was a partner of the law firm K&L Gates LLP, where he practiced for nearly 20 years in its corporate, mergers and acquisitions and securities group.
Kevin B. Kramer, 56 Senior Vice President, Chief Commercial and Marketing Officer upon joining ATI in February 2014	Prior to joining ATI, Mr. Kramer was President—Stoneridge Wiring Division and Vice President of Stoneridge, Inc., from May 2012 through January 2014. Previously, Mr. Kramer worked for Alcoa, Inc. from 2004 until 2012, where he had served as President—Growth Initiatives and President—Wheel and Transportation Products.
Elizabeth C. Powers, 56 Senior Vice President, Chief Human Resources Officer upon joining ATI in November 2014	Ms. Powers served as Vice President, Human Resources and Chief Administrative Officer for Dresser-Rand Group, Inc. from 2010 until 2012 and from 2005 to 2009. She was named Vice President, Human Resources of Dresser-Rand Group in April 2004. From 2012 until she joined ATI, Ms. Powers worked in academia. In 2009 and 2010, Ms. Powers worked in the public policy and non-profit sectors.

36 \    ATI 2016 Proxy Statement

Item 3 — Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

Each year we ask our stockholders to approve the compensation of ATI’s named executive officers. This proposal, commonly known as a “Say On Pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement.

While this vote is advisory, and not binding on our company, it provides valuable information to our Personnel and Compensation Committee regarding investor sentiment about our executive compensation philosophy, policies and practices. The Committee will consider the outcome of this vote when determining executive compensation for the remainder of 2016 and in future years. Last year, our Say On Pay proposal received a very disappointing level of support, at 49%, which is unacceptable to us. The Board of Directors and the Committee value the opinions of our stockholders. The Personnel and Compensation Committee has redesigned the executive compensation program beginning in 2016 bearing in mind our stockholders’ concerns. We believe that, going forward, ATI’s executive compensation will be better aligned with stockholder interests.

Before voting, we encourage you to read the “Compensation Discussion and Analysis” section to learn more about our executive compensation program.

How We Use Executive Compensation to Create Long-Term Stockholder Value

The Committee continually reviews the compensation program for our NEOs to ensure that it achieves the desired goal of offering total compensation consisting of base salary competitive with an identified peer group of companies and incentive opportunities that are performance-oriented and linked to the interests of stockholders.

When casting your Say on Pay vote, we urge you to consider:

Linking compensation to ATI performance.

•   Approximately 84% of the CEO’s 2015 compensation opportunities are tied to performance and are “at risk”. Performance drives pay.

•   Short-term cash incentive and long-term equity incentive plans are based on the attainment of business plan performance metrics such as net income, cash flow, return on capital, strategic goals, and total stockholder return relative to a peer group.

•   Payments are made only when the performance targets are achieved.

Aligning compensation to stockholder interests.

•   All of the long-term incentive compensation opportunities for the NEOs are equity-based.

•   The business plan performance metrics are aimed to achieve sustained profitable growth.

•   In February 2016, we revised our stock ownership guidelines for senior executives to denote ownership as a multiple of base salary, requiring 6X ownership for our CEO. The revised guidelines require 100% retention until ownership guidelines are met.

ATI 2016 Proxy Statement    / 37

ITEM 3 — ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

For 2016, we redesigned the executive compensation program.

•   We aligned our long-term incentives to match our business strategies, with greater weighting on financial performance.

•   We simplified the program by reducing the number of plans and components within the plans to make them more transparent and easier to understand.

•   We reduced the total compensation opportunities for the CEO and other NEOs to align with the market median.

At our 2011 Annual Meeting of Stockholders our Board determined to hold annual Say On Pay votes. A stockholder vote on the frequency of having Say on Pay votes is required at least once every six years; the next vote will be held in 2017.

We ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Allegheny Technologies Incorporated approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Stockholders.”

38 \    ATI 2016 Proxy Statement

Executive Compensation

Compensation Discussion and Analysis

This section discusses material information relating to our executive compensation program and plans for the following executive officers of the Company:

Richard J. Harshman

Chairman, President and Chief Executive Officer

Patrick J. DeCourcy

Senior Vice President, Finance, and Chief Financial Officer

Hunter R. Dalton

Executive Vice President, Strategic Growth Initiatives

John D. Sims

Executive Vice President, High Performance Materials & Components Segment

Kevin B. Kramer

Senior Vice President, Chief Commercial and Marketing Officer

Messrs. Harshman, Dalton, DeCourcy, Sims, and Kramer are collectively referred to as the “named executive officers” (NEOs).

TABLE OF CONTENTS:

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COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE COMPENSATION SUMMARY

Executive Compensation Summary

2016 Say on Pay Proposal Why should you vote in favor of our 2016 Say on Pay proposal?

•   We were able to position the Company for future growth and success, despite that 2015 was a difficult year.

•   Our CEO did not receive an annual incentive award for 2015 even though earned.

•   The earned annual incentive awards for the other NEOs were below target and further reduced by the maximum of 20%.

•   There were no payouts under LTI programs for performance periods ending 2015.

•   We listened to stockholders, redesigned our compensation program for 2016 to simplify it, and reduced total compensation opportunities for the CEO to below the market median, and other NEOs to align with the market median.

•   There are no salary increases in 2016 for the CEO and NEOs.

•   We implemented more rigorous stock ownership guidelines for management.

2015 BUSINESS PERFORMANCE

While our financial performance in 2015 was disappointing, we continued to focus on strategic initiatives designed to position ATI for improved financial performance and long-term profitable growth. Throughout 2015, we continued our journey of Building the World’s Best Specialty Materials & Components CompanyTM. These actions included:

•	Investing in enhanced manufacturing capabilities in the HPMC segment for nickel alloy powder, titanium investment castings, and forgings to support the anticipated market demand increases, and growing new part introductions (NPIs) for the aerospace market.

•	Advancing the strategy of operating as an integrated and aligned business, by consolidating the leadership in the HPMC segment under one executive vice president to streamline and improve operating efficiencies and enhance the competitive position of the segment. We integrated multiple business units within the HPMC segment. We also furthered alignment by implementing more consistent and market- and cost- competitive health, welfare and retirement benefit programs across our operations.

•	Implementing rightsizing actions that are intended to return the FRP business to profitability as quickly as possible and the further advancement of our strategy for sustainable long-term profitable growth. Certain production facilities that serve commodity-oriented markets that currently are facing very challenging business conditions are being temporarily idled.

•	Fully integrating our HRPF into all applicable production processes. The HRPF enables ATI to grow our high value product lines, such as nickel-based and specialty alloys, and titanium and titanium alloys, across both business segments. These differentiated products serve key global markets including Aerospace and Defense, Oil & Gas/Chemical and Hydrocarbon Processing Industry and Electrical Energy. The HRPF also enables the decommissioning of two higher-cost legacy hot-rolling operations.

•	Completing the premium-quality (PQ) qualification process for our products used in jet engine rotating parts made with titanium sponge produced by our Rowley, UT facility. This marked the completion of a journey to full qualification of Rowley as a PQ titanium sponge producer for all applications.

•	Continuing our focus on safety, with our 2015 OSHA Total Recordable Incident Rate of 1.88 and our Lost Time Case Rate of 0.29, which we believe to be competitive with world-class performance for our industry.

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COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE COMPENSATION SUMMARY

•	Maintaining a solid liquidity position with $150 million in cash at year-end 2015 and a $400 million domestic asset-based lending (ABL) facility, which was undrawn at year-end 2015. We have no significant debt maturities for the next three years.

ATI’s business is cyclical, as are the end markets that use our products. In 2015, ATI’s stock price declined significantly, by over 67%, due to weak demand and historically low base prices for our commodity stainless steel sheet products driven mainly by global excess capacity and exacerbated by falling nickel prices throughout the year. These factors resulted in historic low transaction prices for commodity stainless steel sheet products. In addition, due to falling prices for crude oil and natural gas, demand for our products from the oil and gas market, which is ATI’s second largest end market, weakened significantly. Other manufacturing companies, specifically those in steel, metals and mining, were similarly affected. While earnings and stockholder returns are depressed during a down business cycle, such as 2015, our actions to improve and enhance ATI’s manufacturing capabilities through capital investments, cost reductions and productivity improvements, restructuring our businesses, and reposition ATI to be more focused on growing global markets using ATI’s more differentiated high-value products enables ATI to optimize returns as business conditions and end market demand improves.

PAY FOR PERFORMANCE

Paying for performance is a key attribute of ATI’s compensation philosophy. For many years, a fundamental principle of ATI’s executive compensation program has been to tie compensation to the achievement of specific financial and performance goals that further ATI’s business strategies, reward actual performance, and are effective in achieving the company’s underlying compensation goals. As such, a significant portion of the NEOs’ compensation is subject to the achievement of rigorous performance goals and, therefore, is “at risk.” The Company uses three-year performance measurement periods for all but our annual cash incentive plan in recognition of performance over a longer period of time and to mitigate compensation risk.

In 2015, our CEO, Rich Harshman, was paid only his base salary. No amounts were earned under the long-term incentive plans in effect for the 2013-2015 performance period. In addition, the Personnel and Compensation Committee determined that our CEO should forego his earned AIP (annual incentive) in 2015 due to overall company performance.

The other NEOs earned cash awards under the 2015 Annual Incentive Plan, however, the Committee exercised negative discretion under the plan to reduce the other NEOs’ AIP payouts by the 20% maximum to reflect ATI’s overall performance.

STOCK OWNERSHIP GUIDELINES

ATI requires executives and other managers to own certain amounts of ATI stock to foster an ownership culture within the Company and to motivate employees by aligning their interests with stockholders. The ownership guidelines for the CEO and management that were in effect in 2015 are shown below.

Chief Executive Officer	125,000
Executive Council members	35,000
Business Unit Presidents	15,000
Vice Presidents & Corporate Officers	10,000
Business Unit Vice Presidents and other Executives as deemed appropriate	5,000

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COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE COMPENSATION SUMMARY

As of year-end 2015, all of our NEOs owned shares that surpassed their required share ownership guideline.

The Personnel and Compensation Committee, at its February 2016 meeting, approved new stock ownership requirements based on targeting actual ownership as a multiple of base salary. Effective for 2016, the new stock ownership requirements for our NEOs and other Executive Council members are as follows:

• Chief Executive Officer:	6 times base salary
• Executive Vice Presidents and Chief Financial Officer:	3 times base salary
• Senior Vice Presidents:	2 times base salary

Executives will also be required to retain 100% of the after-tax value of shares issued upon the vesting of restricted stock units and performance share units until the ownership requirement is satisfied.

This change, from a fixed number of shares as the method of determining ownership percentage to targeting a multiple of base salary, requires a meaningful level of ownership for all NEOs even during the cyclicality in our markets and declining stock prices.

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Executive Compensation Highlights

WHAT WE DO:

o    Link compensation to ATI performance. Performance drives pay. A significant portion of compensation opportunities for the NEOs is variable, that is, tied to performance. Cash and equity incentive plans are based on the attainment of business plan performance metrics. Payments are made only when the performance targets are achieved.

o    Compensation aligned with stockholder interests. Long-term incentive compensation opportunities for the NEOs are equity-based and tied to business plan performance metrics. New simplified compensation program in effect for 2016 is more aligned with stockholders’ interests.

o    Double trigger change in control agreements.

o    Clawback policy. Clawback arrangements require the return of compensation to the extent that information used to calculate the achievement of earnings or other performance measures is subsequently determined to be materially incorrect.

o    Robust Stock Ownership Guidelines for Directors and Executive Management. In February 2016, stock ownership guidelines for management were updated to include 6X base salary ownership for the CEO and require 100% retention until ownership guidelines are met.

o    Board compensation risk oversight.

o    Balanced compensation program. The compensation program includes complementary but diverse performance goals, a balance of types of compensation, and caps on the amount of compensation that can be awarded.

o    Independent Compensation Consultant of the Personnel & Compensation Committee.

o    162(m) compliant. We intend that payouts under our short- and long-term incentive programs satisfy the requirements of qualified performance-based compensation under Section 162(m) of the Internal Revenue Code.

WHAT WE DON’T DO

X    No employment agreements for executive officers.

X    No excise tax gross-ups in change in control agreements.

X     Executive perquisites. We do not have executive perquisites such as personal air travel and club dues and tax gross-ups.

X    No hedging transactions or pledging of ATI stock by officers and directors. We have always prohibited officers and directors from engaging in hedging or pledging transactions with respect to ATI stock.

X    No repricing of awards. No previously granted awards can be repriced or surrendered in exchange for new awards.

X    No defined benefit plan restoration. The company froze future accruals under the Supplemental Pension Plan and the defined benefit portion of the Benefit Restoration Plan as of December 31, 2014.

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COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE COMPENSATION SUMMARY

2016 – REDESIGNED EXECUTIVE COMPENSATION PROGRAM – THE PATH AHEAD

The incentive compensation plans in effect for 2014 remained in place for 2015. However, as an outgrowth to the company’s transformation and significant strategic investments over the past several years, and due to prior Say on Pay voting results, for 2016, we overhauled our executive compensation program and took a “clean sheet” approach to its re-design. ATI engaged external compensation consultants and advisors to provide research and review peer company practices and the practices of other manufacturing companies. We also considered the business challenges and goals and motivation and retention issues that we face. In the fall of 2015, we also reached out to our largest stockholders to solicit their feedback on a tentative program design. As a result of this extensive process, we developed a new executive compensation program that is more aligned with stockholders’ interests, easier to understand, retentive, and focused on ATI’s business objectives. For more information on stockholder feedback about our executive compensation program, see the “Investor Outreach” sections on pages 22 and 46 of this proxy statement.

Redesigned our short-term incentive program (annual cash performance-based incentive)

•    Changed our financial measures to put more emphasis on total ATI results through income/income-related and cash flow measures.

•    Changed the weighting of the financial portion to 90% for the CEO and Executive Council members.

•    Program prohibits positive discretion to increase award amounts.

Redesigned our long-term incentive program (3-year equity performance-based incentive)

•    Re-aligned our long-term incentives to match our future business strategies, with 70% weighting on performance shares for the CEO, Executive Council members, and other top leaders.

•    New long-term incentive financial performance metrics, with a focus on two metrics: ROIC (return on invested capital), and net income.

•    Maintained total stockholder return performance relative to a peer group of companies as a modifier to ROIC and net income performance.

•    No dividends are earned on restricted stock units.

Simplified our Executive Compensation Program

•    Long-term equity performance-based incentive program has been reduced from its current format of three plans with multiple metrics and features.

•    There are no separate programs for the CEO and Executive Council members.

•    The new executive compensation program is more transparent and easier to understand.

Competitive and Market-Based

•    Decreased the 2016 long-term incentive opportunities for the CEO and all Executive Council members to reflect a target at the market median based on position. This resulted in decreases from 20% to 33% as a percentage of base salary. Specifically, the CEO’s LTI was reduced from 400% of base salary to 320%.

•    Contemporary design that aligns with other mid-sized and large manufacturing companies.

These changes are effective for awards beginning in 2016. Due to their prospective nature, 2016 changes will not be fully reflected in the compensation of the NEOs until the applicable long-term incentive plans fully mature. To learn more about the 2016 executive compensation program, please see the “2016 Executive Compensation Program Redesign – ‘Clean Sheet’” section on page 66 of this proxy statement.

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History of Executive Compensation Program Changes

The 2016 redesign of the executive compensation program follows years of continuous improvement to the program that continued to be in effect for the NEOs in 2015. The changes described below were made effective for the compensation plans beginning in the years 2012, 2013 and 2014. This progression shows our willingness to incorporate compensation best practices and developments into our program and affirms our responsiveness to and alignment with stockholders.

2012

•    Maintained CEO target opportunity at reduced levels from prior CEO in AIP, PRSP and TSRP.

•    Reduced the maximum payout opportunity under TSRP
to 200% of base salary from 300%.

•    Changed structure of long-term cash incentive plan to make financial performance targets incrementally more challenging.

•    Eliminated perquisites of personal use of corporate aircraft, payment of club dues, and related gross-ups.

•    Revised executive stock ownership guidelines to apply deeper into organization and require retention of stock until guidelines are met.

2013

•    Further reduced CEO’s target award opportunity under PRSP and TSRP.

•    Increased the minimum (threshold) level of Company performance required for payout to be 35th percentile relative to peer group (from 25th percentile).

•    Under long-term cash incentive plan, reduced maximum payout opportunity under Level I by half, while preserving rigorous performance goals, and discontinued Level II under which additional awards could be earned.

•    Eliminated the excise tax gross-up provision from the CEO’s change in control agreement and new or modified agreements.

•    Restructured the benchmarking peer group to remove outlier companies.

•    Eliminated remaining gross-ups.

•    Formalized long-standing policy to prohibit hedging and pledging of stock by officers and directors.

2014

•    Reduced CEO’s target opportunity under AIP from 125% to 115%.

•    Adopted the Long-Term Performance Plan, with two equity components, TSR and LTSV, to replace awards under TSRP and KEPP. The maximum amount that can be earned under the LTPP is lower than what had been available previously under the combination of the TSRP and KEPP.

•    Froze the Supplemental Pension Plan effective
December 31, 2014.

•    Froze the defined benefit pension plan and related portion of the Benefit Restoration Plan effective December 31, 2014.

•    Increased CEO’s stock ownership guideline to a minimum
of 125,000 shares.

2015	2016

• Stockholders adopted the 2015 Incentive Plan, including Clawback policy. • Revised benchmarking peer group. • Began process of “clean sheet” redesign of entire executive compensation program

•    Annual Performance Plan measures financial performance of profitability and cash flow at 90% and strategic/individual goals at 10%.

•    Long-Term Incentive Plan is streamlined and is comprised of 70% performance share units and 30% time-vesting restricted stock units for leadership level participants.

•    Reduced CEO and NEOs’ target award opportunities under LTI programs.

•    Updated stock ownership guidelines to require 6X base salary ownership for CEO.

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COMPENSATION DISCUSSION AND ANALYSIS | INVESTOR OUTREACH AND THE EXECUTIVE COMPENSATION PROGRAM

Investor Outreach and the Executive Compensation Program

Beginning in December 2014, and as a result of concerns expressed by ISS and Glass Lewis in prior years, ATI management was commissioned by the Personnel & Compensation Committee of the Board of Directors to undertake a “Clean Sheet” approach to executive compensation, including the short-term incentive (STI-annual cash incentive) and long-term incentive (LTI-equity) programs. The new approach included two rounds of stockholder outreach in April and September of 2015, and will be an annual part of our process going forward. Specifically, we engaged with our 50 largest stockholders, which represent over 60% of our share ownership, and discussed stockholders’ comments on our executive compensation program and corporate governance practices. The results of our engagement are best reflected in our corporate governance practices and our new “clean sheet” executive compensation program. Below is a table that outlines the stockholder feedback from those sessions, and ATI’s responsive changes to our STI and LTI programs.

Program Element	Stockholder Feedback	ATI 2016 Program Changes

Annual Cash Incentive Plan	Now that large capital investments have been completed, we prefer more weight on financial goals for the annual incentive plan.	CEO and Executive Council members’ annual cash incentive plan changed to 90% financial goals (income and cash flow) from 70% financial goals.
	The discretionary bonus allowance outside/above the standard features in the annual incentive plan is unusual. Other plans incorporate strategic/ individual goals as part of the plan.	This feature has been removed from the plan and strategic/individual goals are part of the plan, but limited to 10% of the plan for CEO and Executive Council members. Achievement of a minimum cash flow target is a prerequisite to the achievement of strategic/individual goals.

	Is the annual incentive plan driving the ATI strategy?	The plan now includes an “all ATI” component for all participants; everyone has at least 20% of their participation based on ATI’s financial results.

Equity Incentive Plan	Equity program seems complex; does it communicate and drive the right behaviors?	Equity programs for CEO and Executive Council reduced from 3 programs with multiple measures to 2 programs: Performance Shares (70%) and Time Vested Shares (30%). There are no separate programs for CEO and Executive Council members.
	Long term incentives should include a heavier weight on ROIC.	Performance Share equity programs for CEO, Executive Council members, and top leaders changed to 50% ROIC and 50% Net Income

Best Practices	Are all programs following best practices?

Additional features changed:

•    Stock Ownership guidelines updated to include 6X base salary ownership for CEO and require 100% retention until guidelines are met.

•    LTI changed to remove dividend payments on unvested shares.

Level of Compensation	Are all programs’ payout percentages in line with market data?	LTI program percentage at target reduced for CEO and Executive Council members to reflect the market median; reduction of 20%—33%. All other compensation elements are at the median of the market for actual pay (base), or target opportunity (STI).

Other Matters	Board declassification is now a common practice. How is ATI managing this?	ATI had a board declassification proposal in 2014 that was defeated. We are sponsoring another declassification proposal for the annual meeting in 2016.

2015 ATI Performance Impact on NEO Compensation

No amounts were earned under the long-term incentive plans in effect for the 2013-2015 performance period. Although our NEOs earned cash incentives under the 2015 Annual Incentive Plan (AIP), the Personnel and Compensation Committee determined that our CEO, Rich Harshman, would not be paid the earned AIP incentive award for 2015 due

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COMPENSATION DISCUSSION AND ANALYSIS | 2015 ATI PERFORMANCE IMPACT ON NEO COMPENSATION

to overall company performance falling below the pre-established threshold performance level. For the other NEOs, the Committee exercised negative discretion to the AIP formula and reduced actual AIP incentive payouts by the 20% maximum to reflect ATI’s overall performance.

The following table shows the compensation paid to each NEO based on ATI’s 2015 performance.

Named Executive Officer	2015 Base Salary	2015 AIP(1)	2013-2015 PRSP	2013-2015 TSRP	2013-2015 KEPP (Gradient Achievement/ Multiple of Base Salary)
Harshman	1,050,692	0	0	0	0
DeCourcy	472,244	80,909	0	0	N/A
Dalton	507,679	169,075	0	0	0
Sims	507,673	187,354	0	0	0
Kramer	421,122	71,638	0	0	N/A

(1)	For named executive officers other than Mr. Harshman, reflects a below target award, further reduced by 20%.

(2)	Half of the performance/restricted stock award including accumulated dividends was forfeited. The remaining half of the award will vest in February 2018.

Our Compensation Philosophy

ROLE OF THE PERSONNEL AND COMPENSATION COMMITTEE

The Committee’s primary responsibility is to design compensation plans that drive the Board and management’s long-term strategic vision for ATI, and to ensure that those plans support ATI’s goal of creating stockholder value over the long-term. Over the last several years, the Committee has emphasized design clarity and transparency to better communicate with our stockholders and to ensure that our compensation programs are aligned with evolving best practices.

The Committee is composed of four independent, non-employee directors. The Committee has the sole responsibility to carry out ATI’s overarching policy of linking the executive compensation program to the interests of stockholders. The Committee is responsible for determining compensation for the NEOs and other members of the management Executive Council (EC), which is comprised of eight members of senior management including the CEO. The Committee also has the responsibility for oversight of the Company’s equity plans, variable compensation plans for management employees and supervising management’s implementation of those plans to ensure a continuing source of leadership and succession planning for ATI. In addition, the Committee reviews compliance with independence standards applicable to ATI’s compensation consultant.

ROLE OF INDEPENDENT COMPENSATION CONSULTANTS

The Committee, under its charter, has the sole authority to retain and terminate any compensation consultant used in the evaluation of executive compensation and has the sole authority to approve the retention terms of the consultant, including fees. The compensation consultant retained by the Committee is responsible only to the Committee. The Committee reviews the qualifications of the consultant, including independence. The Committee re-evaluates the consultant’s independence on an ongoing basis. The Committee may, at any time, contact the consultant without interaction from management.

Since 2012, the Committee has retained Pay Governance, a nationally recognized executive compensation consultant, for benchmarking compensation and program design and advice on a variety of compensation related matters. Pay Governance provides no other services to ATI and has been determined to be independent by the Committee. Further, because Pay Governance is involved only in the business of compensation consulting, Pay Governance does not attempt to sell other services to the Company.

In 2015, management also retained Meridian Compensation Partners, LLC to provide market data and advice on design features and performance targets relating to the 2016 executive compensation program.

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COMPENSATION DISCUSSION AND ANALYSIS | COMPENSATION PHILOSOPHY

OUR PHILOSOPHY

The Committee’s approach to compensation is to offer a base salary that is competitive with an identified benchmarking peer group of companies and incentive opportunities that are performance-oriented and linked to the interests of stockholders. The Committee has developed a balance of annual and long-term programs using diverse criteria to discourage inappropriate risk taking. For the NEOs, the program consists of base salary, an annual performance-based cash incentive, and longer-term (generally three-year) performance-based compensation opportunities.

The Committee views the executive compensation program as a management tool that, through a detailed and quantitative target-setting process establishes challenging financial performance goals that encourage the management team to achieve or surpass ATI’s business objectives.

The Committee has determined that the executive compensation program should:

•   pay competitively by setting overall target compensation, which is realized when performance targets are met, in line with target compensation at peer companies and other companies and industries with which ATI competes for executive talent;

•   provide performance-oriented incentive pay opportunities that are linked to the interests of stockholders by (i) putting substantial portions of potential compensation at risk, (ii) supporting ATI’s business strategy by tying performance goals to specific Company annual and longer-term strategic objectives; and

•   retain executives that are essential to driving ATI’s strategies and future growth.

Competitive Compensation

The Committee reviews, with outside compensation and legal advisors, the compensation policies and practices at peer companies that ATI competes with for talent and skill sets in the company’s multiple locations, or are in our industry and serving our end markets. We use this information to help establish base compensation levels throughout the management organization at the approximate median of these groups. The incentive plans provide opportunities to earn additional amounts if performance goals are met or exceeded, but do not pay out if performance goals are not met.

Performance-Oriented and Linked to the Interests of Stockholders

The Committee believes that the more senior the manager, the larger the percentage of compensation that, over time, should be at risk. The goals and targets used across all management levels include both company-wide financial performance measures as well as pre-set goals within a particular participant’s area of responsibility. They are designed to encourage a team-oriented approach to achieving ATI profitability and strategic objectives and positioning the Company for the future challenges. The Committee scales compensation challenges and opportunities by level of responsibility and focuses performance on the measures that particular managers can most directly influence.

The Committee implements its pay-for-performance philosophy by using performance metrics that are linked to the interests of stockholders, such as operating profit, EBITDA, net income/earnings, total stockholder return, and/or strategic goals that are designed to help create stockholder value over the long-term. In the new compensation program design for 2016, performance goals focus on income, cash flow, and ROIC (return on invested capital). ATI’s business plans have focused on internal generation of the funds necessary for sustainable profitable growth and product and end market diversification.

Attract and Retain Talent

We designed our program to attract and retain a deep pool of managerial talent who share ATI’s commitment to enhancing stockholder value in the short- and longer-terms. The Committee believes that the plans and performance goals will attract, challenge, and retain superior managers experienced in ATI’s businesses and direct their efforts toward achieving specific tasks that the Board and senior management determine to be necessary for profitable growth through business cycles.

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COMPENSATION DISCUSSION AND ANALYSIS | COMPENSATION SETTING PROCESS

Compensation Setting Process

Setting Compensation Levels and Opportunities

This section explains the Committee’s multi-step process for setting compensation levels and opportunities and validating our pay targets. The table below, and description that follows, summarizes the analyses involved in this process:

Process Step/ Analysis	Responsibility or Data Source	Purpose	How It’s Used	When It’s Conducted
Review of Annual and Long-Term Business Plans	Board/management	Aligning incentive compensation with business objectives	To support determination of performance targets in incentive plans	December – February
Individual Performance Assessments	Committee; Executive feedback	Evaluating individual performance of CEO and Executive Council (EC) members (for EC members, based on CEO input)	To determine short-term incentive award payments for the award period that recently ended and merit increases and adjustments to individual award opportunities for the next year/ award cycle	December – January
Company Achievement of Performance Goals	Board/management	Determining award payments based on company performance in completed performance periods	Considered when determining appropriate performance goals for upcoming periods	January
Market and Peer Analysis	Compensation consultants	Setting pay for our executives	To set competitive base pay and short- and long-term incentive targets and compensation opportunities for the next year/award cycle	December – February
Pay and Performance Analysis	Publicly available financial and compensation information	Evaluating pay and performance to validate individual compensation plans that were established in February	To assess achievement under the incentive plans relative to company and peer performance	Ongoing
Tally Sheets	Compensation consultants; Internal compensation and benefits data	Evaluating total remuneration and internal pay equity of our executives	To evaluate the total remuneration and projected payments to the NEOs under various termination scenarios. This helps to determine if each executive’s compensation package is appropriately aligned with that of internal peers and whether any adjustments to our compensation plans or programs, or an individual’s pay package, is necessary	Ongoing
Stockholder Outreach	Board/management	To obtain stockholder feedback on concerns and questions relating to plan design and performance	To understand expectations of investors and monitor trends in executive compensation from the perspective of stockholders. Used to evaluate compensation policies, practices and plans.	Ongoing

Near the end of each year, the Board (including members of the Committee) reviews ATI’s annual and long-term business and strategic plans with management. At the Committee’s January meeting, following the review of the Company’s year-end financial results, the Committee determines the award payments to be made under the compensation plans with performance measurement periods that concluded at the end of the previous year based upon the Committee’s assessment of the achievement of the predefined financial goals and objectives.

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COMPENSATION DISCUSSION AND ANALYSIS | COMPENSATION SETTING PROCESS

Generally, at the Committee’s February meeting, the Committee authorizes compensation plans for future periods and establishes the specific financial performance goals under the incentive plans in light of the Board-approved business and strategic plans for that future period.

The Committee considers which incentive plans, award levels and performance goals would optimize the achievement of ATI’s future business objectives without introducing systemic risk driven by the executive compensation program. The Committee solicits the views of its advisors as to whether the plans under consideration reflect and support achievement of the Company’s short-term and long-term business objectives and strategies. In addition, at that time, the Committee approves individual participation levels in the compensation plans for the CEO and members of the management Executive Council, and directs executive management to establish participation levels in the plans for other eligible employees within the guidelines given by the Committee. Generally, all prospective compensation opportunities under the long-term compensation plans are made at the Committee’s February meeting.

Internal Pay Equity

Using market data, the compensation consultant advises the Committee on relative compensation among the Executive Council members, including the NEOs. The compensation levels generally reflect the job functions normally associated with a particular title and the degree of responsibility inherent with the job duties.

In setting compensation opportunities, the Committee considers the ratios of CEO compensation opportunities and the compensation opportunities of each of the other NEOs. The ratio of the 2015 total realized compensation for Mr. Harshman, Chairman, President and Chief Executive Officer, compared to the average of the compensation of the other NEOs, as reflected in the Total Realized Compensation Table, is 1.9. Recognizing his ultimate management responsibility as Chairman, President and CEO, base pay and compensation opportunities are significantly greater for the CEO than for the other NEOs of the Company.

Benchmarking Peer Group

The Committee considers, with information provided by the compensation consultant, the compensation practices across a broader group of manufacturing companies. The Committee uses the peer group as a reference in developing its executive compensation program and in determining the competitiveness of its executive compensation levels. The Committee also uses the broader manufacturing company practices as a check against the peer group information. Annually, the Committee reviews the peer group to ensure that the companies constituting the peer group remain relevant and provide meaningful comparisons for compensation and business purposes. ATI believes that there are no public companies that engage in the full range of the Company’s specialty materials and components manufacturing, fabrication, marketing and distribution. To address this reality, Pay Governance, the Committee’s independent compensation consultant, developed the following criteria to guide the selection of peer companies for benchmarking compensation.

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COMPENSATION DISCUSSION AND ANALYSIS | COMPENSATION SETTING PROCESS

Peer Company Selection Criteria:

Specifically, peer companies should:

1)     Be competitors for business and/or executive talent and be primarily from the metals industry or adjacent sectors;

2)     Be reflective of the general complexity and business orientation of ATI:

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•

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•

•

•

•

•

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•

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•

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Global footprint, product lines, foreign competition	Revenues that approximate 50% to 200% of ATI with some flexibility	Capital intensive businesses as indicated by lower asset turnover ratios (i.e., 0.5 to 1.5)	Higher company stock price volatility, or “beta” (i.e., greater than 1.0)	Market capitalization reasonably aligned with ATI; Some flexibility for outliers that may be aligned from different perspectives (i.e., revenues, competition)	Similar number of employees

3) Have stock prices reasonably correlated with ATI over the past five years indicating sensitivity to similar external market influences.

As a result, for performance measurement periods under the executive compensation plans beginning on January 1, 2015, the Benchmarking Peer Group consists of the following companies:

($millions) Company	Revenue Actual FY2015	Total Assets FY2015	Market Capitalization 12/31/2015	Employees	Asset Turnover	Beta 12/31/2015
Precision Castparts Corp.	$10,005	$19,428	$31,922	29,900	0.5	0.6
Reliance Steel & Aluminum Co.	$9,351	$7,122	$4,149	14,900	1.3	1.1
Steel Dynamics Inc.	$7,594	$6,202	$4,327	7,500	1.2	1.4
AK Steel Holding Corporation	$6,693	$4,084	$398	8,500	1.6	2.1
Terex Corporation	$6,543	$5,637	$2,005	20,400	1.2	2.4
Trinity Industries Inc.	$6,393	$8,886	$3,672	22,030	0.7	1.6
Oshkosh Corporation	$6,098	$4,613	$2,854	13,300	1.3	1.4
Commercial Metals Company	$5,943	$3,372	$1,596	9,126	1.8	1.3
Worthington Industries, Inc.	$3,384	$2,085	$1,872	10,500	1.6	1.4
Westinghouse Air Brake Technologies Corporation	$3,308	$3,300	$6,862	13,000	1.0	1.2
Joy Global, Inc.	$3,172	$3,712	$1,235	13,400	0.9	2.2
The Timken Company(1)	$2,872	$2,790	$2,373	14,709	1.0	1.5
Crane Co.	$2,741	$3,362	$2,778	11,200	0.8	1.2
Kennametal Inc.	$2,647	$2,850	$1,528	12,718	0.9	1.6
Valmont Industries, Inc.	$2,619	$2,399	$2,443	10,697	1.1	1.1
Carpenter Technology Corp.	$2,227	$2,906	$1,487	4,900	0.8	1.5
Schnitzer Steel Industries, Inc.	$1,915	$962	$384	2,955	2.0	0.9
SPX Corporation	$1,777	$2,181	$381	6,000	0.8	0.8
25th Percentile	$2,671	$2,805	$1,497	8,675	0.8	1.1
Median	$3,346	$3,367	$2,189	11,959	1.1	1.4
75th Percentile	$6,506	$5,381	$3,467	14,382	1.3	1.6
ATI	$3,720	$5,752	$1,229	9,200	0.6	1.7
Percentile	54%	78%	18%	30%	4%	83%

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Source: Standard & Poor’s Capital IQ Database (Compustat financials)

Data represents each company’s fiscal year, which may not align with ATI’s fiscal year end of December 31

(1)	In July 2014, The Timken Company spun off its steel-making business into a public company, TimkenSteel Corporation. The Timken Company remains part of the benchmarking peer group.

For 2015, after the annual review of the benchmarking peer group, Pay Governance recommended the addition of, and the Committee added Trinity Industries, Inc. and Oshkosh Corporation to the above peer group for use in benchmarking executive and director compensation levels.

The peer group used for measuring the Company’s relative total stockholder return (“TSR Peer Group”) is different from the benchmarking peer group. The TSR Peer Group companies, though having a range of sizes, all remain aligned with ATI on the basis of relative similarity to one or more of the aspects of the Company’s businesses. These companies compete in one or more of the markets in which ATI competes, and the risk profiles typically assigned to those companies by the capital markets are similar to ATI. For further information, please see page 59.

Monitoring of Performance and Progress Throughout the Year

The Committee meets regularly during the year to monitor the Company’s performance as well as the individual performance of members of management’s Executive Council, relative to the incentive plan goals. At these meetings, the Committee is provided with current financial data and with internal status reports on key performance measures. The Committee uses this information to:

•	assess management’s interim progress toward achieving the predetermined performance goals and the potential payouts under the various executive compensation plans, and

•	assist in the evaluation of whether the compensation plans continue to support and direct performance as required to achieve the Company’s business goals.

Members of management attend portions of these meetings. The Committee also meets with its outside compensation and legal advisors during non-management executive session in order to ensure independent feedback on all compensation-related matters.

2015 Executive Compensation Program

The Committee believes that the compensation program strikes an appropriate balance of various forms of compensation:

•	the balance between annual and long-term compensation achieves consistency in goal setting that considers both short-term results and building a platform for longer-term profitable growth;

•	the cash to equity compensation ratio, along with the stock ownership guidelines for executives, puts a substantial majority of compensation “at risk” and payable only upon the achievement of performance goals and aligns management’s interests with the stockholders;

•	diversity in performance metrics enables us to measure success across many aspects of our operations and financial results and aligns the compensation plans with stockholder interests; and

•	the balance of payment forms, overlapping performance measurement periods, and complementary but diverse goals serve to substantially reduce the possibility that the compensation program could provide incentive to undertake imprudent risk.

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For 2015, the executive compensation program consisted of the following elements:

	PLAN	PURPOSE	RELEVANT PERFORMANCE METRIC and DESCRIPTION
ANNUAL	Base Salary	To provide fair and competitive compensation for individual performance and level of responsibility of position held.	Individual performance	FIXED
	Annual Incentive Plan (“AIP”)	To provide performance-based annual cash award for ATI and business unit performance to motivate and reward key employees for achieving our short-term business objectives and drive performance.	Mix of metrics, including: • Operating profit • Cash flow • Continuous improvements • Cost reductions • Customer responsiveness	VARIABLE
LONG-TERM	Performance/Restricted Stock Program (“PRSP”)	To provide performance- and time-based equity compensation in the form of restricted stock to drive ATI’s earnings and retain key managers.	Net Income Full award will vest after 3 years if performance targets are achieved; if not, 1/2 of award will be forfeited and remaining 1/2 will vest 5 years from grant date.
	Long-Term Performance Plan (“LTPP”)	To provide a broader base of equity compensation by allowing for performance-based awards.

(1) TSR: Total stockholder return relative to an identified peer group of companies (see peer group on page 59).

(2) LTSV: Strategic operational performance-based goals, including a return on capital metric.

For 2015, beginning with AIP, PRSP and LTPP, the number of participants in each respective plan becomes increasingly more select because the performance metrics in the plan are more aligned to and influenced by more senior executives, who are therefore, more able to influence ATI’s performance. A prerequisite to the payment of any award is compliance with ATI’s Corporate Guidelines for Business Conduct and Ethics.

The pie charts below show the mix of aggregate NEO compensation by type, form, and length, at target for 2015:

2015 ANNUAL INCENTIVE PLAN (“AIP”)

Overview. The AIP is an annual, performance-based cash incentive plan in which approximately 400 key employees (including the NEOs) participate. Performance is measured based on a weighted formula that takes into account several different factors as measurable indices of performance for ATI and its business units, as further described below in the

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discussion of each NEO’s award. The diverse mix of performance criteria directs participants’ attention to the goals and achievements within their direct control.

Performance Criteria. The performance goals for the 2015 AIP were set in February 2015 based on ATI’s business and operations plans for 2015. Corporate-wide goals are established in a bottom-up process through which each business unit’s business plan and business conditions are separately reviewed in setting targets, as are the expectations for other performance factors at each business unit. The performance goals consist of a mix of financial, operational, and strategic performance targets. The Committee recognized that opportunities for 2015 should allow for competitive rewards for meeting, and larger amounts for exceeding, the performance goals that represented substantial challenges to AIP participants.

Relative weight for each performance metric was assigned to reflect the interests of stockholders, with profitability generally receiving the largest weighting followed closely by internal cash generation. However, other hallmarks of performance, including cost reductions, operational improvement, and customer-oriented goals, are included because these factors support the financial performance goals. These other, more “operations-focused” goals, are specific, measurable, and objectively verifiable. In accordance with SEC guidance to us, the details of the particular metrics are confidential because they are competitively sensitive.

Level of Difficulty. The Committee sets the financial and operational AIP measures so that the relative difficulty of achieving the target level is consistent from year to year. The objective is to establish target goals in any given year that are challenging yet achievable, with a much higher level of difficulty to achieve performance that generates the maximum payout.

Award Opportunities. The opportunities for the NEOs under the AIP are granted at “threshold,” “target” and “maximum” levels expressed as a percentage of base salary. The Committee sets the potential award ranges as percentages of base salary (the “annual incentive percentage”) for each NEO using comparative market data provided by the compensation consultant. The payout associated with achieving threshold performance is equal to 50% of target while the payout associated with achieving the maximum performance level is capped at 200% of target. No payout is earned for performance below the threshold level.

	Annual Incentive Percentage
Named Executive Officer	Below Threshold	Threshold	Target	Maximum
Harshman	0%	57.5%	115%	230%
DeCourcy	0%	35%	70%	140%
Dalton	0%	35%	70%	140%
Sims	0%	35%	70%	140%
Kramer	0%	35%	70%	140%

To calculate a potential award amount, the target percentage of salary for each NEO is multiplied by a formula based on performance.

Formula

Base Salary as of December 31, 2015	x	Target Annual Incentive Percentage	x	Performance Achievement (0-200%)	=	Annual Incentive Payout ($)

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2015 Earned and Paid Amounts For Each NEO:

	At Target (100%)		Actual
Named Executive Officer	Target (% of Base Salary)	Dollar Amount ($)	Actual Weighted Achievement (% of Target)	Earned Cash Award ($)	Paid Cash Award ($)
Harshman	115	1,219,000	30.1	366,919	0
DeCourcy	70	336,000	30.1	101,136	80,909
Dalton	70	357,000	59.2	211,344	169,075
Sims	70	357,000	65.6	234,192	187,354
Kramer	70	297,500	30.1	89,548	71,638

Although the NEOs earned cash incentives under the 2015 Annual Incentive Plan, the Personnel and Compensation Committee decided that our CEO, Rich Harshman, would not be paid the earned AIP incentive award in 2015 due to overall company performance. The Committee exercised negative discretion under the plan to reduce the other NEOs’ AIP incentive award payouts by the 20% maximum to reflect ATI’s overall performance.

2015 Performance Goals and Achievement Levels for the Named Executive Officers:

Messrs. Harshman, DeCourcy, and Kramer:

The 2015 AIP awards for Messrs. Harshman, DeCourcy and Kramer were determined by performance of the goals relevant to total ATI performance, as described below with relative weighting and achievement.

ATI Corporate

Performance Goals	Relative Weighting (%)	2015 Actual Achievement (% of Threshold)
ATI Operating Profit	40	0
ATI Operating Cash Flow	30	0
Continuous Improvement	10	161.3
Cost Reductions	10	75.3
Customer Value Creation	10	64.8
	100%	30.1%

2015 Achievement: For 2015, the threshold, target and maximum goals for ATI Operating Profit and ATI Operating Cash Flow, as defined, were as set forth below. AIP awards were earned based on the weighted achievement of each operating goal. The financial goals were not met.

	(millions)
	Threshold	Target	Maximum	2015 Actual Performance
ATI Operating Profit	$163	$275	$378	$(240)
ATI Operating Cash Flow	$111	$189	$261	$(13)

•	ATI Operating Profit for AIP is defined as segment operating profit less corporate and interest expenses.

•	ATI Operating Cash Flow is derived from Cash Flow provided by Operating Activities as reported in the Consolidated Statement of Cash Flows and adjusted for capital expenditures.

For further information about ATI financial performance, please see ATI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC.

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Mr. Dalton:

The 2015 AIP award for Mr. Dalton was determined by performance of the goals relevant to the ATI Specialty Materials business unit for seven full months, with relative weighting and achievement as described below, until August 2015, when Mr. Dalton’s role changed to EVP, Strategic Growth Initiatives. His award was also based on ATI Corporate performance, described above, for five months of 2015. Mr. Dalton’s 2015 earned award was at 59.2% of target.

ATI Specialty Materials

Performance Goals	Relative Weighting (%)	2015 Actual Achievement (% of Threshold)
ATI Specialty Materials Operating Profit	40	0
ATI Specialty Materials Operating Cash Flow	30	108.2
Continuous Improvements	10	200.0
Cost Reductions	10	150.6
Customer Value Creation	10	124.1
	100%	79.9%

•	Business Unit Operating Profit is operating profit within the High Performance Materials & Components Segment.

•	Business Unit Cash Flow is cash flow generated by the business unit.

Mr. Sims:

The 2015 AIP award for Mr. Sims was determined by performance of the goals relevant to the ATI High Performance Components Group for seven full months, with relative weighting and achievement as described below, until August 2015, when Mr. Sims became EVP, High Performance Materials & Components segment, which included responsibility for ATI Specialty Materials. His award was based on achievement of the ATI Specialty Materials Business Unit and the High Performance Group for five months. Mr. Sims’ 2015 earned award was at 64.3% of target.

ATI High Performance Components Group

Performance Goals	Relative Weighting (%)	2015 Actual Achievement (% of Threshold)
ATI High Performance Components Group Operating Profit	40	0
ATI High Performance Components Group Operating Cash Flow	30	83.7
Continuous Improvements	5	104.7
Cost Reductions	5	200.0
Customer Value Creation	5	102.3
ATI Cast Products Expansion	5	100.0
ATI Rowley Operations Targets	5	51.2
ATI Richland Operations Targets	5	164.0
	100%	61.2%

•	Group Operating Profit is operating profit within the High Performance Materials & Components Segment.

•	Group Cash Flow is cash flow generated by the group.

Under the AIP formulas in effect for 2015, the Committee, with regard to the NEOs and other members of the management Executive Council, may assess qualitative performance factors in addition to the quantitative criteria described above. Based on the qualitative assessment of an individual’s performance, the Committee could increase or decrease an individual’s award by up to a maximum of 20%. Generally, the sum of positive qualitative adjustments for all eligible participants cannot exceed 5% of the aggregate calculated awards. The Committee expects that any such adjustments would be considered performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

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LONG-TERM INCENTIVE PLANS

In 2015, the Company issued equity awards under two long-term equity incentive plans, the Performance/Restricted Stock Program (“PRSP”) and the Long-Term Incentive Performance Plan (“LTPP”), which has two components—the Total Shareholder Return Program (“TSR”) and the Long-Term Shareholder Value (“LTSV”). All of the programs with ongoing performance periods, including those under which new awards were discontinued in 2014, are described separately below. The plans are intended to promote cooperative and effective actions by the various operations of ATI to drive achievement of strategic and operational goals, aggregate earnings, and ultimately return and value creation for the stockholders. Employee participation in the programs is determined by relative responsibilities at the corporate or business unit level.

Performance/Restricted Stock Program (“PRSP”)

Overview. Under the PRSP, shares of performance/restricted stock are awarded to participants at the beginning of a three-year performance measurement period. The PRSP is designed to drive Company earnings while retaining key managers. Approximately 120 key managers, including the NEOs, participate in this plan. One-half of the award under the PRSP has a performance-based vesting feature and the other half has both performance-based and time vesting components, as more fully described below. The performance goals in this plan are established with a primary objective of being realistically achievable in the applicable three-year period in order to fulfill the purpose of the plan of aligning the incentives of managers and stockholders. The time-based vesting retention feature is used to retain those key managers who represent the talent pool for future management.

Performance Criteria. The PRSP uses an aggregate net income target that reflects ATI’s baseline expectations for earnings under the three-year business plan. In February 2015, the Committee set the following performance criteria for Executive Council members including the NEOs for 2015-2017 performance measurement period:

•	Performance Feature: This one-half of the stock-based award granted will vest, if at all, only upon ATI’s achievement of at least an aggregate of $325 million in net income (determined in accordance with U.S. generally accepted accounting principles) for the period of January 1, 2015 through and including December 31, 2017, excluding Hot Rolling and Processing Facility start-up costs and underutilization costs associated with the Rowley, Utah titanium sponge plant in the aggregate for fiscal years 2015, 2016 and 2017.

If the net income target is not reached or exceeded on or before December 31, 2017, or if the individual leaves the employ of the Company for a reason other than retirement, death or disability before that date, this one-half of the award will be forfeited.

Conversely, if the net income target is reached or exceeded on or before December 31, 2017, the vesting of the remaining one-half of the award (described below) will accelerate so that 100% of the award is payable at the end of the third year.

•	Time-Based and Performance Feature: This one-half of each award will vest upon the earlier of (i) five years from the date of grant, or February 25, 2020 if the participant is still an employee of the Company on that date (or if the participant has retired, died or become disabled), or (ii) December 31, 2017, if the net income performance criteria is attained for the January 1, 2015 through December 31, 2017 period.

Award Opportunities.

The Committee set the following incentive percentages for 2015 for each NEO using comparative market data provided by the compensation consultant.

The “threshold” is the minimum amount, expressed as a percentage of base salary, that can be earned under the PRSP for the 2015-2017 performance measurement period and would be earned if only the time-based portion of the award vested.

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The “target” is also the maximum amount, expressed as a percentage of base salary, which can be earned if the performance goals are met in the three-year performance measurement period and both portions of the award vest at that time.

The number of shares of an individual’s performance/restricted stock award is calculated as a percentage of base salary, or incentive percentage, on the date of grant, then divided by the average of the high and the low trading prices of ATI’s Common Stock on the NYSE on the date of grant.

Base Pay Percentages for 2015 for Each NEO

		Number of Restricted Shares
Named Executive Officer	Base Pay Percentage	Threshold/ Minimum	Target/ Maximum
Harshman	150%	23,483	46,965
DeCourcy	100%	7,089	14,178
Dalton	100%	7,532	15,064
Sims	100%	7,532	15,064
Kramer	100%	6,277	12,554

Formula. The number of shares of performance/restricted stock awarded to each NEO is calculated by using the following formula:

Base Salary	x	Target Incentive Percentage	÷	$33.855 (Fair Market Value of ATI stock on grant date of February 25, 2015)	=	Number of restricted shares awarded

Dividends declared on the Company’s Common Stock are accumulated and paid in stock to the holders of performance/ restricted stock when and if the restrictions lapse on the shares.

Performance.

2013-2015 Performance. The PRSP implemented in 2013 had a performance goal of aggregate net income of $450 million for the 2013-2015 performance measurement period. Based on ATI’s actual aggregate net loss of $194.7 million over that time, half of the award was forfeited as of January 28, 2016. The fair market value of ATI stock on the grant date of February 20, 2013 was $30.67.

Long-Term Incentive Performance Plan (“LTPP”)

The LTPP was discontinued beginning in 2016. It began as a stand-alone plan in 2014 (for the performance period 2014-2016) and was in effect in 2015 (for the performance period 2015-2017).

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Overview. The Long Term Incentive Performance Plan is designed to drive overall ATI performance and the achievement of strategic goals while retaining key managers.

TSR Component: Measures total stockholder return	LTSV Component: Measures long-term stockholder value

The Committee awards a target number of shares (the “Opportunity Shares”) to the recipient for the applicable performance measurement period calculated using a specified percentage of base pay. At the end of the applicable performance measurement period, the number of shares received by the recipient, if any, is based on the Company’s total stockholder return (generally, the change in the trading prices of a share of Company common stock plus dividends paid) (“TSR”) relative to the TSR of a peer group of publicly traded companies deemed comparable by the Committee.

Eligibility: Approximately 60 key managers participate under this component of the LTPP.

The Committee grants performance restricted stock which will vest after three years, in whole or in part, subject to the achievement of various pre-set strategic operational goals that are expected to create stockholder value over the long-term, using specified percentages of base pay to calculate the grant.

Eligibility: Members of the management Executive Council participate under this component of the LTPP.

Total Shareholder Return (TSR) Component

Performance Criteria, Including Peer Group. The Committee established a three-year performance measurement period selected the eligible participants, established the Opportunity Shares for each participant, and identified the peer group of companies for that performance measurement period.

For the performance measurement period beginning in 2015, the Committee selected the peer group companies listed below because of their similarity to ATI—the peer companies are all in the materials business, sell to the same end users or markets, are actual competitors in one or more of the markets in which ATI competes, and have similar risk and stock volatility profiles. Most importantly, companies in the peer group below are cyclical, similar to ATI, encountering the same challenges at the bottom of the business cycle and like underlying conditions at business cycle peaks. Therefore, we believe this is the appropriate group for reference to relative TSR performance.

Relative Total Stockholder Return Peer Group for 2015 TSR Component
AK Steel Holding Corporation Alcoa Inc. Carpenter Technology Corporation Castle (A.M.) & Co. Commercial Metals Kennametal Inc. Materion Corporation Nucor Corporation Precision Castparts Corp.

Reliance Steel & Aluminum Co.

RTI International Metals, Inc.

Schnitzer Steel Industries, Inc.

Steel Dynamics, Inc.

The Timken Company

United States Steel Corporation

Universal Stainless & Alloy Products, Inc.

Worthington Industries, Inc.

There is significant overlap between our TSR Peer Group and our benchmarking peer group, which is identified on page 51 of this proxy statement.

Award Opportunities. The Committee set the target percentage of base pay, arriving at the number of opportunity shares, for each NEO under the TSR component for the 2015-2017 performance measurement period using comparative market data provided by the compensation consultant.

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Formula:

Base Salary	x	Target Incentive Percentage	÷	$33.54 (Average of high and low trading prices of ATI stock for 30 trading days preceding January 1, 2015)	=	Target TSR Opportunity Shares

The target number of shares of an individual’s TSR component is calculated as a percentage of base salary on the date of grant, then divided by the average of the high and the low trading prices of ATI’s Common Stock on the NYSE on the date of grant.

Named Executive Officer	Base Pay Percentage	Number of Opportunity Shares
Harshman	150%	47,406
DeCourcy	100%	14,311
Dalton	100%	15,206
Sims	100%	15,206
Kramer	100%	12,671

Measurement Criteria. The performance ranges for threshold, target and maximum performance are as follows, which are rigorous and consistent with other TSR-measured plans used by peers:

•	Threshold: 35th percentile of the peer group results in a payout equal to 50% of target;

•	Target: 50th percentile of the peer group results in a payout equal to 100% of target; and

•	Maximum: 90th percentile or greater of the peer group results in a payout capped at 200% of target.

Interpolation is used to determine the payout for performance between threshold, target, and maximum performance levels.

Long Term Shareholder Value (LTSV) Component

Performance Criteria. Under the LTSV component, for the 2015-2017 performance measurement period, the Committee established various strategic, operational goals, the achievement of which are crucial to the completion and implementation of the Company’s capital improvement, acquisitions, and business development strategies, and assigned relative weight was assigned to each performance metric.

Cast Products expansion on budget and on time	30%
Powder expansion on budget and on time	30%
Regain investment grade credit rating	15%
ROCE* target no less than 6.7% (16.6%**)	25%

*	Based on Net Income

**	Excluding Rowley and HRPF assets value

Award Opportunities. The Committee set the incentive percentage for each NEO under the LTSV Component for the 2015-2017 performance measurement period using comparative market data provided by the compensation consultant.

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Formula. The number of shares of performance/restricted stock awarded to each NEO is calculated by using the following formula:

Base Salary	x	Target Incentive Percentage	÷	$33.855 (Fair Market Value of ATI stock on grant date of February 25, 2015)	=	Number of restricted shares awarded

Performance. At the end of the performance measurement period, the Committee will determine the degree to which each of the performance goals has been met, and may determine that such goals have been partially met. The achievement level of the respective performance goals with relative weighting will be added together and the sum, expressed as percentage, will be multiplied by the number of shares of restricted stock granted to each participant, to determine the number of shares of restricted stock that will vest.

Named Executive Officer	Base Pay Percentage	Number of Restricted Shares
Harshman	100%	31,310
DeCourcy	100%	14,178
Dalton	100%	15,064
Sims	100%	15,064
Kramer	100%	12,554

Dividends declared on the Company’s Common Stock are accumulated and paid in stock to the holders of this performance/ restricted stock when and if the restrictions lapse on the shares.

No new awards are being made under the following two plans. The final performance period under which awards were issued was for 2013-2015.

Total Shareholder Return Incentive Compensation Program (“TSRP”)

As noted above, the separate TSRP was discontinued as a stand-alone plan beginning in 2014. The following describes the TSRP as in effect for awards made in 2013 and prior years.

2013-2015 Performance. ATI’s relative TSR for the 2013-2015 performance measurement period was at the 33rd percentile, which is below threshold, therefore yielding no payment.

Overview. The purpose of this program was to focus management directly on returns to stockholders. Approximately 60 key executives (including the NEOs, other than Mr. Kramer) participated in this plan.

The TSRP was an equity-based incentive plan in which awards are denominated in shares of ATI Common Stock. Under the TSRP, participants had an opportunity to earn a number of shares based on the Company’s TSR over a three-year performance measurement period, compared to the TSR of a peer group of companies approved by the Committee for the same performance measurement period. The target number of Opportunity Shares was determined at the start of the three-year performance measurement period using a per share value equal to the average of the high and low trading prices over the 30 trading days immediately preceding the first day of the performance measurement period. The number of shares, if any, received by the participants at the end of the period was determined by the Company’s TSR over the period relative to the TSR of the selected peer group.

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Performance Criteria, including Peer Group. The Committee established an annual three-year TSRP performance measurement period, the last of which expired at the end of 2015. Under the terms of the TSRP, the Committee selected the eligible participants, established the Opportunity Shares for each participant, and constructed the peer group of companies for that performance measurement period. The Committee selected peer group companies on the basis of relative similarity to one or more of the aspects of the Company’s businesses, actual competition in one or more of the markets in which ATI competes, similar risk profiles and stock volatility, and similar business cycles to ATI, encountering the same challenges at the bottom of the business cycle and similar conditions at business cycle peaks.

Award Opportunities. The target number of shares of an individual’s TSR component is calculated as a percentage of base salary on the date of grant, then divided by the average of the high and the low trading prices of ATI’s Common Stock on the NYSE on the date of grant. At the end of the three-year performance measurement period, participants could earn percentages of their respective Opportunity Shares that vary depending on the percentile rank of the Company’s TSR for the performance measurement period as compared to the TSR of the selected peer group for the same period. Interpolation was made between these points on a straight-line basis.

Opportunity Shares, if any, were issued to the participants after the end of the performance measurement period once the Company’s relative TSR for the period was determined. The dollar value of any Opportunity Shares received could exceed the dollar value of the Opportunity Shares at the time of the grant because a focus of the TSRP was to increase returns to stockholders, and performance above the target level could contribute to a higher trading price of the Common Stock. Similarly, depending on ATI’s performance, the value of Opportunity Shares ultimately received could be less than the dollar value of the shares when granted.

Measurement Criteria. The performance ranges for threshold, target and maximum performance are as follows, which are rigorous and consistent with other TSR-measured plans:

•	Threshold: 35th percentile of the peer group results in a payout equal to 50% of target;

•	Target: 50th percentile of the peer group results in a payout equal to 100% of target; and

•	Maximum: 90th percentile of the peer group results in a payout capped at 200% of target.

Interpolation is used to determine the payout for performance between threshold, target, and maximum performance levels.

When the TSRP program was initially adopted, it used the then conventional structure of threshold at the 25th percentile and 50% of shares, target at 50th percentile and 100% of shares, outstanding at 75th percentile for 200% of shares and maximum at 90th percentile and 300% of shares. In recent years, the Committee responded to industry trends and (i) capped the maximum reward at 200%, (ii) eliminated the “outstanding” level completely and (iii) raised the minimum from the 25th percentile to the 35th percentile (interpolation between levels above threshold).

Key Executive Performance Plan (“KEPP”)

As noted above, the KEPP was discontinued beginning in 2014. The following describes the KEPP as in effect for awards in the performance period 2013-2015, the last performance period for which KEPP awards exist as a result of the discontinuance of the KEPP in 2014.

KEPP Performance. For the recently completed 2013-2015 KEPP performance measurement period, no awards were earned or paid. The threshold target of $1,085 million in aggregate income before taxes was not met.

Overview. The KEPP was a cash-based incentive plan with a three-year performance measurement period. Only members of the management’s Executive Council were eligible to participate in this plan. The overall objective of the KEPP was to position ATI for long-term, profitable growth as a result of the achievement of defined financial goals.

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Performance Criteria Generally. As described below, for the 2013-2015 KEPP plan, cash targets under the KEPP were based on only one level—Level I. Level I focuses on income before taxes, or IBT, achievement over a three-year period. In prior years, the cash targets also were based on a second level, known as Level II, which focused on the accomplishments of specific, operational, team-oriented strategic objectives designed to position the Company for future opportunities. Level II was discontinued for the 2013-2015 KEPP.

KEPP Level I. For the 2013-2015 KEPP plan, Level I consisted of predetermined levels of aggregate IBT for the applicable performance measurement period. Level I was directed at Company earnings because this measure generates the resources for the Company to create and sustain stockholder value. Level I incentive awards increased on a graduated scale as aggregate IBT increases through the specified gradients to a maximum level of aggregate IBT at the highest of the five gradients. The Committee set the IBT gradients to drive year-over-year earnings growth for ATI, recognizing the inherently cyclical nature of the Company’s business. The Committee intended for the IBT levels for this plan to be increasingly challenging as achievement levels move from the first performance gradient (threshold/target) to the maximum performance gradient.

KEPP Gradients. For the 2013-2015 KEPP performance measurement period, the Level I threshold performance target was set at an aggregate of $1.085 billion in IBT to a maximum of $2.255 billion at the fifth (maximum) gradient.

Vesting Feature. The KEPP had a vesting feature whereby, if the actual achievement for any one or more years in the performance measurement period exceeds the threshold IBT pro-rated for that year, a KEPP payment may be reserved until the end of the performance measurement period. All vested amounts under the KEPP were not payable until the completion of the applicable performance measurement period and were subject to forfeiture prior to the end of the period if employment was terminated for reasons other than death, disability or retirement. Once the relevant performance measurement period was completed, awards were paid out at the greater of: the performance level at the end of the period, or the total of vested amounts for the year(s) earned.

Other Compensation Policies

Employment Agreements; Change in Control Agreements.

ATI does not have any employment agreements with its named executive officers.

The Company has change in control agreements with each NEO and Executive Council member in the event that a change in control occurs and the individual is terminated from his or her position (“double trigger”). These change in control agreements do not include an excise tax gross-up provision. The change in control agreements are intended to better enable ATI to retain the NEOs in the event that it is the subject of a potential change in control transaction. Based on past advice from its compensation consultant, the Committee believes that the potential payments under these agreements are, individually and in the aggregate, in line with competitive practices.

For a more detailed discussion of these agreements, see the “Employment and Change in Control Agreements” section of this Proxy Statement.

Adherence to Ethical Standards; Clawbacks

The payment of awards under the incentive compensation plans is conditioned on adherence to the Company’s Corporate Guidelines for Business Conduct and Ethics, which are published on our website www.atimetals.com. There are clawback agreements with each member of the management Executive Council (which includes the NEOs) that provide for key executives to return compensation to the extent that information used to calculate achievement of earnings or other performance measures is subsequently determined to be materially incorrect.

Pension and Retirement Plans

ATI maintains a qualified defined benefit pension plan that has a number of benefit formulas that apply separately to various groups of employees and retirees. Effective December 31, 2014, the Company froze future benefit accruals in

ATI 2016 Proxy Statement    / 63

COMPENSATION DISCUSSION AND ANALYSIS | OTHER COMPENSATION POLICIES

the ATI Pension Plan for all participating employees other than those in collectively bargained employment arrangements. Also effective December 31, 2014, the Company froze the defined benefit-type non-qualified deferred compensation plans in which salaried employees participate, which includes the Supplemental Pension Plan in which Mr. Harshman participates and the defined benefit portion of the ATI Benefit Restoration Plan in which Messrs. Harshman, DeCourcy, Dalton and Sims participate. The Company continues to sponsor a qualified defined contribution plan and a non-qualified defined contribution restoration plan compliant with Section 409A of the Code aimed at restoring the effects of limitations on defined contribution accruals imposed by the Code. For more information regarding the pension plans of the NEOs, see the Pension Benefits table and accompanying narrative.

Perquisites

Over the past several years, the Company has adopted policies to eliminate the personal use of corporate aircraft by employees without reimbursement to ATI, payment of club membership dues of employees, and tax reimbursement arrangements related to the payment of club membership dues and parking at corporate headquarters. There has been, and will be, no compensation to employees in connection with the elimination of these perquisites. ATI does provide a parking benefit to the NEOs who work at corporate headquarters on the same terms as provided to a broader group of corporate employees.

The Company may elect to enter into aircraft timeshare agreements with certain executives pursuant to which the Company will be reimbursed for any personal use of Company-leased aircraft at reimbursement rates permitted under Federal Aviation Administration regulations (14 C.F.R. Section 91.501). ATI entered into an Aircraft Time Sharing Agreement with Mr. Harshman effective January 1, 2012.

Tax Deductibility of Compensation Expense.

Section 162(m) of the Internal Revenue Code places a $1 million limit on the amount of compensation a company can deduct in any one year for compensation paid to the chief executive officer and the three most highly-compensated executive officers employed by the company at the end of the year (other than the chief financial officer). However, the $1 million deduction limit generally does not apply to compensation that is performance-based and provided under a stockholder-approved plan. While the Committee considers the deductibility of awards as one factor in determining executive compensation, the Committee also looks at other factors in making its decisions, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by the Company for tax purposes.

In general, the 2015 incentive opportunities for executive officers were designed in a manner intended to be exempt from the deduction limitation of Section 162(m) because they are paid based on achievement of pre-determined performance goals established by the Committee pursuant to our stockholder-approved equity incentive plan.

If the Committee were to exercise its discretion to increase the compensation paid under these plans to recognize extraordinary performance, such upward adjustments may not be deductible for federal income tax purposes.

Despite the Committee’s efforts to structure the executive team annual cash incentives and long-term awards in a manner intended to be exempt from Section 162(m) and therefore not subject to its deduction limits, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given that compensation we intend to satisfy the requirements for exemption from Section 162(m) in fact will.

No Hedging or Pledging of Stock

ATI policy prohibits directors, officers and key employees from engaging in publicly traded options and hedging transactions with regard to ATI securities, including the pledging of shares to secure personal loans.

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COMPENSATION DISCUSSION AND ANALYSIS | OTHER COMPENSATION POLICIES

Stock Ownership Guidelines

The Company has robust stock ownership guidelines in place that are applicable to its executives, including for all of the NEOs, which are designed to further link these executives’ interests with the interests of stockholders generally. The ownership guidelines for the CEO and management that were in effect for 2015, which required that executives own a specified number of shares of ATI common stock commensurate with their position, are as follows:

Chief Executive Officer	125,000
Executive Council members	35,000
Business Unit Presidents	15,000
Vice Presidents & Corporate Officers	10,000
Business Unit Vice Presidents and other Executives as deemed appropriate	5,000

As of year-end 2015, all of the NEOs owned shares that surpassed their required share ownership guideline.

The Personnel and Compensation Committee, at its February 2016 meeting, approved new stock ownership requirements based on targeting actual ownership as a multiple of base salary. Effective for 2016, the new stock ownership requirements for the NEOs and other Executive Council members are as follows:

• Chief Executive Officer:	6 times base salary
• Executive Vice Presidents and the Chief Financial Officer:	3 times base salary
• Senior Vice Presidents:	2 times base salary

Executives will also be required to retain 100% of the after-tax value of shares issued upon the vesting of restricted stock units and performance share units until the ownership requirement is satisfied.

This change, from a fixed number of shares as the method of determining ownership percentage to targeting a multiple of base salary, requires a meaningful level of ownership for the CEO and all NEOs even during the cyclicality in our markets and declining stock prices.

Executives subject to the guidelines have until the later of February 25, 2021 or five years from the date of promotion to one of the designated positions, as the case may be, to meet the guideline applicable to his/ her position.

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COMPENSATION DISCUSSION AND ANALYSIS | 2016 EXECUTIVE COMPENSATION PROGRAM REDESIGN

2016 Executive Compensation Program Redesign – “Clean Sheet”

For 2016, we overhauled our executive compensation program and took a “clean sheet” approach to its re-design. This was an as an outgrowth to the Company’s transformation and strategic capital investments over the past several years and as a result of prior say on pay votes.

The clean sheet process included:

–    Evaluation of alternative annual and long-term incentive plan designs to vet and refine incentive designs deemed to be a best-fit for the business and best-in-class;

–    Benchmarking executive compensation levels, as well as short term incentives and long-term incentive opportunities, to ensure total compensation levels would be aligned with the market median;

–    Modeling the impact of incentive designs and compensation reductions;

–    Introduction of new financial performance metrics, including return on invested capital (ROIC) and “one ATI” initiative and ensuring affordability;

–    Increasing performance expectations embedded in the annual and long-term incentive plan goals to ensure meaningful progress was achieved before payouts were generated; and

–    Reducing individual long-term incentive targets for the CEO and Executive Council members as well as other executive participants to be aligned with market median.

The resulting program consists of the Annual Performance Plan and the Long-Term Incentive Plan. The new executive compensation program is designed to be more aligned with stockholders’ interests, more transparent, easier to understand, retentive, and focused on ATI’s business objectives, such as driving the achievement of financial goals and emphasizing alignment between the interests of ATI’s management and ATI’s stockholders. The changes are reflective of investor feedback, a market analysis of competitive practices, and a goal to simplify the overall structure. We intend for this new program to be in place for the next several years.

Annual Performance Plan (“APP”)

This is the short-term cash incentive plan. For Executive Council members, 90% of the performance goals will be based on financial metrics, and 10% on strategic/individual goals, as described below.

The APP imposes a minimum cash flow target as a prerequisite to achievement of strategic/individual goals and prohibits the use of positive discretion to increase award amounts.

Individual APP opportunities are granted at Threshold, Target and Maximum levels, which are predetermined levels of achievement of certain financial performance goals that are expressed as a percentage of base salary. The respective opportunities granted to the NEOs under the 2016 APP are:

	Below Threshold	Threshold (50% of Target)	Target	Maximum (200% of Target)
CEO	0%	57.5%	115%	230%
Other NEOs	0%	35-40%	70-80%	140-160%

The CEO’s individual APP target remained constant with his prior year target, at 115%.

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COMPENSATION DISCUSSION AND ANALYSIS | 2016 EXECUTIVE COMPENSATION PROGRAM REDESIGN

The financial performance goals under the 2016 APP are weighted as follows:

–	For Corporate participants (including the CEO): 60% on ATI EBITDA, 30% on ATI cash flow and 10% on strategic/individual goals.

–	For Business Segment NEOs: 30% on ATI EBITDA, 30% on business segment operating profit, 30% on business segment operating cash flow and 10% on strategic/individual goals.

Strategic/individual goals can be operational or project-based goals.

Long-Term Incentive Plan (LTIP)

This plan consists of two components—performance share units and restricted share units. 70% of the LTIP for NEOs is performance-based entirely on quantitative performance measures, the remaining 30% of the long-term incentive program is time-based to provide retention incentives.

Vehicle	Performance Metric	Vesting	Payout Ranges
Performance Share Units (70%)	• Income 50% • Return on Invested Capital 50% • or ¯ TSR Modifier of 20% for Executive Council members and leadership level participants	3-Year performance period

Threshold = 50% of Target*

Target = 100%

Maximum = 200% of Target*

* At the inception of the award period, the Committee can reduce the threshold and maximum payout levels at their discretion.

For 2016:

Threshold = 25% of Target

Target = 100%

Maximum = 150% of Target

See page 68

Restricted Share Units (30%)	N/A	3-Year Ratable Vesting

Individual opportunities under the LTIP are granted at Threshold, Target and Maximum levels, which are expressed as a percentage of base salary. The respective opportunities granted to the CEO and NEOs under the 2016 LTIP have been reduced from 2015. The CEO’s target is below the market median and the other NEOs’ targets align with the market median, as follows:

	2015 Target	2016 Target
CEO	400%	320%
Other NEOs	300%	200%

All LTIP participants have a PSU component based on income and ROIC metrics.

Performance Share Units (PSUs):

PSUs will vest to the extent that cumulative earnings (defined as income from continuing operations attributable to ATI) and return on invested capital (“ROIC,” defined as net operating profit after taxes divided by average invested capital) meet or exceed a Threshold, Target or Maximum level of performance set by the Committee at the beginning of the three year performance measurement period. ROIC performance will be averaged over the three year performance measurement period. Whether the income or ROIC performance goals are met, and the extent to which the PSUs vest, will be determined by the Committee at the end of the performance measurement period. When vested, each PSU will convert into a share of the Company’s common stock. No dividends will be accumulated or paid on the PSUs.

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COMPENSATION DISCUSSION AND ANALYSIS | 2016 EXECUTIVE COMPENSATION PROGRAM REDESIGN

2016 Payout Percentages if Performance Goals are Met

For the 2016 PSU component, the Committee reduced the Threshold and Maximum payout percentages from the plan design of 50% Threshold and 200% Maximum, to 25% Threshold and 150% Maximum, as a result of the challenges that the Company is facing relating to industry and pricing uncertainty.

Total Shareholder Return Adjustment.

If the Committee determines that the income and ROIC goals for the 2016-2018 performance measurement period meet or exceed Threshold, the number of shares earned may be increased or decreased by up to an additional 20% based on the Company’s TSR relative to the TSR of a peer group of companies, as follows:

Restricted Stock Units (RSUs): In order to provide a retention component to the long-term incentive program, granted RSUs will vest ratably over three years so long as the individual remains an employee of the Company. If and when vested, each RSU converts into a share of Company common stock. No dividends will be accumulated or paid on the RSUs.

2016 Award Opportunities:

For the 2016 LTIP, the Committee substantially reduced NEO award levels at target by 20%-33% from the respective long- term incentive award levels for the previous periods. The aggregate number of units granted to an individual under the LTIP components is determined by dividing a predetermined percentage of the individual’s base salary by the average of the high and low trading prices of a share of the Company’s common stock on the date of grant.

Base Salaries: For 2016, base salaries for the CEO and NEOs remain at 2015 levels.

PSU Awards: The PSUs awarded at Target as a percentage of base salary are 224% for the CEO and 140% for each other NEO.

RSU Awards: The RSUs awarded at Target as a percentage of base salary are 96% for the CEO and 60% for each other NEO.

68 \    ATI 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS | 2015 TOTAL REALIZED COMPENSATION

2015 Total Realized Compensation

The Committee views the amounts in the Summary Compensation Table as the target compensation opportunity for each NEO under the executive compensation program. When making determinations and awards under the plans, the Committee looks to the actual dollar value of awards to be delivered to the NEOs in any given year, as illustrated by the Total Realized Compensation figures below.

Name	2014 Total Realized Compensation	2015 Total Realized Compensation	Percentage Change
Harshman	$3,289,353	$1,431,303	(56%)
DeCourcy	$895,137	$672,371	(25%)
Dalton	$1,330,309	$809,692	(39%)
Sims	$1,246,772	$843,211	(32%)
Kramer	N/A(1)	$741,144	N/A

(1)	Mr. Kramer was not a named executive officer in 2014.

Total Realized Compensation is calculated as follows:

Total Compensation as determined by SEC rules and set forth in the “Total” column of the Summary Compensation Table	-	the aggregate grant date fair value of equity awards (as reflected in the Stock Awards column of the 2015 Summary Compensation Table)	-	any vested amounts for the KEPP performance period 2013-2015 (as reflected in the Non-Equity Incentive Plan Compensation column of the 2015 Summary Compensation Table), which amount is zero for all participants	-

the year-over-year change in pension value and non-qualified deferred compensation (as reflected in the Change in Pension Value and Non-Qualified Deferred Compensation Earnings column of the 2015 Summary Compensation Table)

+

if any, the value realized in 2015 from shares awarded under the 2013-2015 TSRP and PRSP; which amount is zero for all participants, as no shares vested under those plans for 2013- 2015 (as reflected in the Options Exercised and Stock Vested Table)

Compensation Committee Report

The Personnel and Compensation Committee (referred to in this Report as the “Committee”) has reviewed and discussed the preceding Compensation Discussion and Analysis with Company management. Based on this review and discussion, the Committee recommends to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2016 Proxy Statement. The Committee furnishes this Report for inclusion in the 2016 Proxy Statement and recommends its inclusion in ATI’s Annual Report on Form 10-K.

Submitted by:

PERSONNEL AND COMPENSATION COMMITTEE,

Members:

James E. Rohr, Chairman

Carolyn Corvi

Diane C. Creel

J. Brett Harvey

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COMPENSATION DISCUSSION AND ANALYSIS | SUMMARY COMPENSATION TABLE FOR 2015

Summary Compensation Table for 2015

The following Summary Compensation Table sets forth information about the compensation paid by the Company to the Chief Executive Officer, the Chief Financial Officer, each of the other three most highly compensated executives who were serving as executive officers as of December 31, 2015.

Name and Principal Position	Year	Salary ($)(3)	Bonus ($)(4)	Stock Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)(7)	All Other Compensation ($)(8)	Total ($)
Richard J. Harshman	2015	1,050,692	—	4,638,181	0	803,656	380,611	6,873,140
Chairman, President and	2014	993,019	—	3,846,929	1,376,450	1,532,375	209,731	7,958,504
Chief Executive Officer	2013	954,006	—	3,181,302	0	169,063	358,810	4,663,181
Patrick J. DeCourcy(1)	2015	472,244	—	1,550,711	80,909	59,893	119,218	2,282,975
Senior Vice President, Finance	2014	430,000	—	1,236,931	338,715	117,354	64,476	2,187,476
and Chief Financial Officer	2013	275,792	—	305,367	0	(9,532)	61,356	632,983
Hunter R. Dalton(2)	2015	507,679	—	1,647,648	169,075	599,085	132,938	3,056,425
Executive Vice President,	2014	488,252	—	1,423,947	580,734	1,025,950	63,969	3,582,852
Strategic Growth Initiatives	2013	449,302	—	1,002,708	0	150,574	106,805	1,709,389
John D. Sims	2015	507,673	—	1,647,648	187,354	202,863	148,184	2,693,722
Executive Vice President, High	2014	484,141	—	1,423,947	518,364	443,088	80,750	2,950,290
Performance Materials &	2013	436,378	—	943,858	0	(106,801)	216,725	1,490,160
Components segment
Kevin B. Kramer	2015	421,122	150,000	1,373,053	71,638	—	98,384	2,114,197
Senior Vice President, Chief Commercial and Marketing Officer

(1)	Mr. DeCourcy was named Interim Chief Financial Officer in July 2013 and Senior Vice President, Finance and Chief Financial Officer in December 2013.
(2)	Mr. Dalton will retire from the Company effective March 31, 2016.
(3)	Reflects actual amounts of target base salary paid in 2015. There is no increase to base salary levels in 2016.
(4)	Signing bonus agreed to in February 2014 when Mr. Kramer joined ATI; $150,000 to be paid annually for three years. The last payment was made in February 2016.
(5)	Stock awards: The values in this column are based on the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of awards made under the Company’s PRSP, LTPP-TSR and LTSV in 2015, each of which has a three-year performance measurement period. Grant date fair values of the awards are calculated based on the expected outcome of the related performance conditions to which the awards are subject, as applicable. If maximum performance were to be achieved, the 2015 amounts for each NEO would be as follows: Mr. Harshman, $6,783,303; Mr. DeCourcy, $2,198,284; each of Mr. Dalton and Mr. Sims, $2,335,720; and Mr. Kramer, $1,946,416.
The fair value of nonvested performance/restricted stock awards granted under the PRSP is measured based on the stock price at the grant date, adjusted for non-participating dividends, as applicable, based on the current dividend rate. For nonvested stock awards to employees made under the PRSP, one-half of the nonvested stock (“performance shares”) vests only upon the attainment of a cumulative net income target measured over a three-year period. The remaining one-half of the nonvested stock award vests over a service period of five years, with accelerated vesting to three years if the performance shares’ vesting criterion is attained. The per share fair value of the PRSP awards made in 2015 is $31.85.
Fair values for the LTPP-TSR awards at target were estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over three-year time periods matching the TSRP performance periods. The per share fair value of the LTPP-TSR awards made in 2015 is $45.25.
The fair value of nonvested performance/restricted stock awards granted under the LTSV is measured based on the stock price at the grant date, adjusted for non-participating dividends, as applicable, based on the current dividend rate. For nonvested stock awards to employees made under the LTSV, performance shares vest only upon the achievement of various pre-set strategic operational goals that are expected to create stockholder value over the long term measured over a three-year period. The per share fair value of the LTSV awards made in 2015 is $31.85.
A discussion of the relevant assumptions made in the valuations may be found in Note 14 to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.
(6)	Non-equity Incentive Plan Compensation: Consists of performance-based cash awards paid under the 2015 AIP. The Committee exercised negative discretion to reduce amounts based on ATI’s 2015 financial performance.
(7)	Changes in Pension Value and Non-Qualified Deferred Compensation Earnings: The amounts in this column include amounts that are not vested and may not ultimately be received by the named executive officer. The amounts reflect the actuarial change in the present value of the NEO’s benefits under all defined benefit pension plans established by the Company, determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. Effective December 31, 2014, the Company froze future benefit accruals in the ATI Pension Plan for all participating employees other than those in contractual employment arrangements. Also effective December 31, 2014, the Company froze the defined benefit-type non-qualified deferred compensation plans in which salaried employees participate, which includes the Supplemental Pension Plan in which Mr. Harshman participates and the defined benefit portion of the ATI Benefit Restoration Plan in which Messrs. Harshman, DeCourcy, Dalton and Sims participate. In 2015, payment of AIP pertaining to fiscal year 2014 had the effect of increasing the 2015 value of certain pension benefits to the NEOs. In 2015, the discount rate used was 4.65% and had the effect of decreasing the pension benefit to the NEOs.

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COMPENSATION DISCUSSION AND ANALYSIS | ALL OTHER COMPENSATION FOR 2015

(8)	All Other Compensation: The values of any perquisites are calculated based on the aggregate incremental cost to the Company. The Company does not provide perquisites or personal benefits of air travel or club memberships, or tax reimbursements relating to perquisites or personal benefits. Please see the All Other Compensation Table for 2015 that follows for additional information.

All Other Compensation For 2015

In addition to those items reported in footnote 8 to the Summary Compensation Table, amounts in the “All Other Compensation Column” include the following:

Name	Nonqualified Defined Contribution Plans ($)(1)	Contributions made by the Company to 401(k) and Other Defined Contribution Plans ($)	Insurance Premiums ($)	Dividends on Nonvested Performance/ Restricted Stock ($)(2)	Other ($)(3)	Total ($)
Harshman	205,187	25,392	10,578	138,144	1,310	380,611
DeCourcy	52,429	24,612	2,466	38,401	1,310	119,218
Dalton	53,392	21,275	7,643	50,528	100	132,938
Sims	66,118	26,225	4,979	49,552	1,310	148,184
Kramer	35,308	26,225	4,085	31,456	1,310	98,384
(1)	Amounts relate to the ATI Benefit Restoration Plan or the Executive Deferred Compensation Plan, as applicable. Under the non-qualified defined contribution portion of the ATI Benefit Restoration Plan, the Company supplements payments received by participants under the Company’s defined contribution plan by accruing benefits on behalf of participants in amounts that are equivalent to the portion of the formula contributions or benefits that cannot be made under such plan due to limitations imposed by the Code. See also the narrative discussion preceding the Non-Qualified Deferred Compensation Table.
(2)	Quarterly dividends paid on shares of performance/restricted stock are paid either in cash or in stock, in which case are based on average of the high and low of the intra-day price of the shares on the applicable dividend payment date. The price used to reinvest shares, and the mechanism and manner in which the dividends are reinvested, are consistent with the Company’s dividend reinvestment plan. The Company does not pay cash dividends or dividend equivalents on future grants of non-vested performance stock until the amounts are earned.
(3)	For Messrs. Harshman, DeCourcy, Sims and Kramer, amounts are for parking. The parking benefit for the NEOs who work at corporate headquarters is provided on the same terms as to a broader group of corporate employees. Amount for Mr. Dalton is a patent award.

ATI 2016 Proxy Statement    / 71

COMPENSATION DISCUSSION AND ANALYSIS | GRANTS OF PLAN-BASED AWARDS FOR 2015

Grants of Plan-Based Awards for 2015

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Plan-Based Equity Awards ($)(2)
Name	Description(1)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)		Target (#)	Maximum (#)
Harshman	AIP		609,500	1,219,000	2,438,000
	PRSP	2/25/2015				23,483		46,965	46,965				1,495,835
	LTPP-TSR	2/25/2015				23,703		47,406	94,812				2,145,122
	LTPP-LTSV	2/25/2015				0	(3)	31,310	31,310				997,224
	Total		609,500	1,219,000	2,438,000	47,186		125,681	173,087				4,638,181
DeCourcy	AIP		168,000	336,000	672,000
	PRSP	2/25/2015				7,089		14,178	14,178				451,569
	LTPP-TSR	2/25/2015				7,156		14,311	28,622				647,573
	LTPP-LTSV	2/25/2015				0	(3)	14,178	14,178				451,569
	Total		168,000	336,000	672,000	14,245		42,667	56,978				1,550,711
Dalton	AIP		178,500	357,000	714,000
	PRSP	2/25/2015				7,532		15,064	15,064				479,788
	LTPP-TSR	2/25/2015				7,603		15,206	30,412				688,072
	LTPP-LTSV	2/25/2015				0	(3)	15,064	15,064				479,788
	Total		178,500	357,000	714,000	15,135		45,334	60,540				1,647,648
Sims	AIP		178,500	357,000	714,000
	PRSP	2/25/2015				7,532		15,064	15,064				479,788
	LTPP-TSR	2/25/2015				7,603		15,206	30,412				688,072
	LTPP-LTSV	2/25/2015				0	(3)	15,064	15,064				479,788
	Total		178,500	357,000	714,000	15,135		45,334	60,540				1,647,648
Kramer	AIP		148,750	297,500	595,000
	PRSP	2/25/2015				6,277		12,554	12,554				399,845
	LTPP-TSR	2/25/2015				6,336		12,671	25,342				573,363
	LTPP-LTSV	2/25/2015				0	(3)	12,554	12,554				399,845
	Total		148,750	297,500	595,000	12,613		37,779	50,450				1,373,053

(1)	Represents the Company’s Annual Incentive Plan (AIP), Performance/Restricted Stock Program (PRSP), the TSR component of the LTPP (LTPP-TSR) and the LTSV component of the LTPP (LTPP-LTSV).

(2)	The values in this column are based on the aggregate grant date fair value of awards determined in accordance with FASB ASC Topic 718 and correspond to the aggregate values disclosed in the “Stock Awards” column in the Summary Compensation Table. For the PRSP nonvested stock award, one-half of the award (“performance shares”) vests only upon the attainment of a cumulative net income target measured over a three-year performance measurement period. The fair value of a PRSP nonvested stock award as presented above is measured based on the stock price at the grant date, with the assumption that the performance criteria will be achieved. The remaining one-half of the nonvested PRSP stock award vests over a service period of five years, with accelerated vesting to three years if the performance shares’ vesting criterion is attained. Fair value for the LTPP-TSR award was estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over a three-year time period matching the performance measurement period. For nonvested stock awards made under the LTSV, performance shares vest only upon the achievement of various pre-set strategic operational goals that are expected to create stockholder value over the long term measured over a three-year period. The fair value of a LTSV nonvested stock award as presented above is measured based on the stock price at the grant date, with the assumption that the performance criteria will be achieved. A discussion of the relevant assumptions made in the valuations may be found in Note 14 to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

(3)	Under the LTPP-LTSV, vesting of awards is dependent upon the degree that the pre-set strategic, operational goals are achieved. The threshold value, which could be a percentage of target, assumes minimum achievement of goals. No amounts greater than target can vest.

72 \    ATI 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS | OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2015

Outstanding Equity Awards at Fiscal Year-End for 2015

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)(1)(2)	Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(3)
Harshman	2/22/2012	17,741	199,586
	2/28/2013	23,354	262,733
	2/26/2014	24,027	270,304	24,027	(4)	270,304
	2/26/2014			44,749	(5)	503,426
	2/26/2014			32,036	(6)	360,405
	2/25/2015	23,483	264,184	23,482	(4)	264,173
	2/25/2015			26,547	(5)	298,654
	2/25/2015			31,310	(6)	352,238
		88,605	996,807	182,151		2,049,200
DeCourcy	2/22/2012	1,548	17,415
	2/28/2013	2,242	25,223
	2/26/2014	6,888	77,490	6,887	(4)	77,479
	2/26/2014			12,828	(5)	144,315
	2/26/2014			13,775	(6)	154,969
	2/25/2015	7,089	79,751	7,089	(4)	79,751
	2/25/2015			8,014	(5)	90,158
	2/25/2015			14,178	(6)	159,503
		17,767	199,879	62,771		706,175
Dalton	2/22/2012	4,931	55,474
	2/28/2013	7,361	82,811
	2/26/2014	7,929	89,201	7,929	(4)	89,201
	2/26/2014			14,767	(5)	166,129
	2/26/2014			15,858	(6)	178,403
	2/25/2015	7,532	84,735	7,532	(4)	84,735
	2/25/2015			8,515	(5)	95,794
	2/25/2015			15,064	(6)	169,470
		27,753	312,221	69,665		783,732
Sims	2/22/2012	4,222	47,498
	2/28/2013	6,929	77,951
	2/26/2014	7,929	89,201	7,929	(4)	89,201
	2/26/2014			14,767	(5)	166,129
	2/26/2014			15,858	(6)	178,403
	2/25/2015	7,532	84,735	7,532	(4)	84,735
	2/25/2015			8,515	(5)	95,794
	2/25/2015			15,064	(6)	169,470
		26,612	299,385	69,665		783,732
Kramer	2/26/2014	6,407	72,079	6,407	(4)	72,079
	2/26/2014			11,933	(5)	134,246
	2/26/2014			12,814	(6)	144,158
	2/25/2015	6,277	70,616	6,277	(4)	70,616
	2/25/2015			7,096	(5)	79,830
	2/25/2015			12,554	(6)	141,233
		12,684	142,695	57,081		642,162

ATI 2016 Proxy Statement    / 73

COMPENSATION DISCUSSION AND ANALYSIS | OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2015

The Company does not issue stock option awards and has not issued stock options to its employees since 2003.

(1)	This table relates to shares of (i) performance/restricted stock awarded under the PRSP, and (ii) awards under each of the LTPP-TSR and LTPP-LTSV for the performance measurement periods ending in 2016 and 2017. Half of the PRSP shares awarded in each of the years 2012 and 2013 forfeited after three years because the company did not meet the cumulative net income target for that performance period; the remaining one-half of each such award will vest after five years, in 2017 and 2018, respectively, generally subject to the continued employment of the participant.
(2)	Consists of shares of time-based restricted stock under the PRSP. The number of shares reported in this column represents the number of shares that would be awarded pursuant to the time-based vesting portion of the PRSP grants made in 2012, 2013, 2014 and 2015. With respect to the 2014 and 2015 PRSP grants, such shares may vest earlier upon the Company’s achievement of a cumulative net income target during the applicable performance measurement period.
(3)	Amounts were calculated using $11.25 per share, the closing price of Company Common Stock at December 31, 2015.
(4)	Consists of shares of performance-based restricted stock under the PRSP. The number of shares reported represents the number of shares that would be awarded if the applicable performance measures under the PRSP grants made in 2014 and 2015 are met at the end of their respective three-year performance measurement periods.
(5)	Represents the number of shares that would be awarded if the next higher performance measure (threshold, target, or maximum) was achieved under the LTPP-TSR. In accordance with applicable SEC rules and interpretations, for the 2014-2016 and 2015-2017 performance measurement periods, performance is disclosed at target because TSR performance for the award periods ended December 31, 2015 was below target.
(6)	Consists of shares of performance-based restricted stock under the LTPP-LTSV. The number of shares reported represents the number of shares that would be awarded if all applicable performance measures under the LTSV grants made in 2014 and 2015 are met at the end of the applicable three-year performance measurement period.

Option Exercises and Stock Vested for 2015

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
Harshman	0	0
DeCourcy	0	0
Dalton	0	0
Sims	0	0
Kramer	0	0

The Company does not issue stock option awards and has not issued stock options to its employees since 2003.

(1)	No shares were earned or paid under the 2013-2015 TSRP plan because Company performance was below threshold, at the 33rd percentile. Half of the PRSP shares granted to the NEOs (other than Mr. Kramer) in 2013 were forfeited because the performance criteria were not met; the remaining half of the shares granted will vest in February 2018.

Pension Benefits for 2015

Name	Plan Name	Years of Credited Service (#)(2)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Harshman	ATI Pension Plan	28	2,156,646	—
	ATI Benefit Restoration Plan	21	8,624,832	—
	Supplemental Pension Plan	10	3,520,801	—
DeCourcy	ATI Pension Plan	8	244,426	—
	ATI Non-Qualified Benefit Restoration Plan	8	219,569	—
Dalton	ATI Pension Plan	33	1,519,173	—
	ATI Non-Qualified Benefit Restoration Plan	33	3,846,718	—
Sims	ATI Pension Plan	17	543,509	—
	ATI Non-Qualified Benefit Restoration Plan	17	1,295,913	—
Kramer(1)	N/A	—	—	—

(1)	Mr. Kramer does not participate in any defined benefit plans.
(2)	Years of credited service reflect the number of years of service used for determining benefits for each individual during their participation under the respective plans.

74 \    ATI 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS | PENSION BENEFITS FOR 2015

PLAN	BENEFIT FORMULAS AND RETIREMENT INFORMATION

ATI Pension Plan

Qualified defined benefit plan

The Allegheny Technologies Incorporated Pension Plan (“ATI Pension Plan”) is the result of the mergers of several plans previously sponsored by:

•  Allegheny Ludlum Corporation (“Allegheny Ludlum”),

•  Teledyne Inc. (“TDY”)

Effective December 31, 2014, the Company froze future benefit accruals under the ATI Pension Plan for all participating employees other than those with contractual employment arrangements.

ATI Pension Plan has a number of benefit formulas that apply separately to various groups of employees and retirees, generally, by work location and job classification. A principal determinant of which formula applied prior to December 31, 2014 is whether the employee was employed by TDY, as in the case of Messrs. Harshman, Dalton and Sims, at the time the respective companies became members of the controlled group that includes the Company. Mr. DeCourcy’s pension benefit formula includes periods of service with both Allegheny Ludlum and TDY.

Allegheny Ludlum ceased pension accruals under its pension formula in 1988, except for employees who then met certain age and service criteria.

Each formula for Allegheny Ludlum, and TDY multiplies years of service by compensation and then by a factor to produce a benefit amount payable as a straight life annuity. That benefit amount is reduced with respect to Social Security amounts payable to determine the annuity amount payable. Participants can choose alternate benefit forms, including survivor benefits. The Allegheny Ludlum and TDY definitions of service and compensation differ somewhat, as do the factors used in the respective formulas. However, the differences in the resulting benefits between the two formulas are small for the NEOs to which they apply.

Upon becoming a corporate employee in 1998, Mr. Harshman ceased receiving credit for service under the TDY formula after having been credited with approximately twenty-one years of service under that formula.

Normal retirement age under the ATI Pension Plan is age 65. Participants can retire with immediate commencement of an undiscounted accrued benefit at the normal retirement age or after thirty years of service regardless of age for Allegheny Ludlum and TDY participants.

Participants can retire prior to attaining age 65 or thirty years of service with benefit payments discounted for early payment at age 62 with at least ten years of service or, with a greater discount, at age 55 with at least ten years of service.

ATI Benefit Restoration Plan

Non-Qualified benefit plan

Effective December 31, 2014, the Company froze future benefit accruals under the defined benefit portion of the ATI Benefit Restoration Plan, under which Messrs. Harshman, DeCourcy, Dalton and Sims participated.

Under the non-qualified ATI Benefit Restoration Plan, the Company accrues benefits for the NEOs that restores to eligible NEOs the amounts that cannot be paid to them under the terms of the Company’s defined contribution plans or the defined benefit plan (the ATI Pension Plan), in either case due to the limitations set forth in the Code. All NEOs are eligible to participate in the ATI Benefit Restoration Plan to the extent of benefits that cannot be accrued under the defined contribution plan in which the respective NEO participates.

Distributions under the ATI Benefit Restoration Plan are available only at the times and in the same forms as under the ATI Pension Plan, subject to payment delays to comply with Section 409A of the Code.

Supplemental Pension Plan Effective December 31, 2014, the Company froze future benefit accruals under the Supplemental Pension Plan	The Supplemental Pension Plan had provided certain key employees of ATI and its subsidiaries, including Mr. Harshman (or their beneficiaries in the event of death), with monthly payments in the event of retirement, disability or death, equal to 50% of monthly base salary as of the date of retirement, disability or death. Monthly retirement benefits start following the end of the two month period (subject to delay to comply with Section 409A of the Code) after the later of (i) age 62, if actual retirement occurs prior to age 62 but after age 58 with the approval of the Board of Directors, or (ii) the date actual retirement occurs, and generally continue for a 118-month period. The plan describes the events that will terminate an employee’s participation in the plan.

Non-Qualified Deferred Compensation for 2015

Name	Registrant Contributions In Last FY ($)(1)	Aggregate Earnings In Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Harshman	205,187	41,875	—	1,962,745
DeCourcy	52,429	2,299	—	107,763
Dalton	82,124	(26,942)	—	673,112
Sims	66,118	1,840	—	86,245
Kramer	35,308	942	—	44,175

ATI 2016 Proxy Statement    / 75

COMPENSATION DISCUSSION AND ANALYSIS | NON-QUALIFIED DEFERRED COMPENSATION FOR 2015

(1)	Reflects contributions made pursuant to the non-qualified defined contribution portion of the ATI Benefit Restoration Plan. Under the terms of the plan, the participants do not contribute; only the Company contributes to the plan on the participants’ behalf. These amounts are included in the “All Other Compensation” column of the Summary Compensation Table for 2015. Calculation also includes incremental adjustments in the account for the benefit of Mr. Dalton under the Executive Deferred Compensation Plan, which ceased accepting new contributions from participants in 2003.
(2)	Aggregate earnings for the ATI Benefit Restoration Plan are calculated using the fiscal year-end balance, including current year contributions, multiplied by the interest rate on the Fixed Income Fund investment option in the Company’s qualified defined contribution plan. For 2015, this rate was 2.18%.

Employment and Change in Control Agreements

Employment Agreements

ATI does not have any employment agreements with its named executive officers.

Change in Control Agreements

The Company has agreements with each continuing NEO and other key employees to assure that it will have the continued support of the executive and the availability of the executive’s advice and counsel notwithstanding the possibility, threat or occurrence of a change in control. All members of the management Executive Council and corporate officers have change in control agreements that do not include an excise tax gross-up provision.

Under the agreements, a “change in control” is defined as:

•   the Company’s actual knowledge that (x) an individual or entity has acquired beneficial ownership of 20% or more of the voting power of Company stock or (y) persons have agreed to act together for the purpose of acquiring 20% or more of the voting power of Company stock,

•   the completion of a tender offer pursuant to which 20% or more of the voting power of Company stock has been acquired,

•   the occurrence of a successful solicitation electing or removing 50% of the members of the Board or the Board consisting less than 51% of continuing directors, or

•   the occurrence of a merger, consolidation, sale or similar transaction.

In general, the agreements provide for the payment of severance benefits if a change in control occurs, and within 24 months after the change in control either:

•	the Company terminates the executive’s employment with the Company without “cause,” which is defined to mean a felony conviction, breach of fiduciary duty involving personal profit, or intentional failure to perform stated duties after 30 days’ notice to cure; or

the executive terminates employment with the Company for “good reason,” which is defined to mean:

•   a material diminution of duties, responsibilities or status or the assignment of duties inconsistent with position,

•   relocation more than 35 miles from principal job location,

•   reduction in annual salary or material reduction in other compensation or benefits,

• failure by the Company to cause a successor corporation to adopt and perform under the agreement, or • purported termination other than as expressly permitted in the agreement.

76 \    ATI 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS | EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

In addition to amounts accrued through the date of termination, an employee entitled to severance benefits under a change in control agreement will be paid a lump sum cash payment within thirty days of the date of termination equal to the sum of:

•	base salary plus annual cash incentive at the greater of target or the actual level of performance achieved through the date of termination projected through the end of the year times a multiple (which is 3x for Mr. Harshman and 2x for Messrs. DeCourcy, Dalton, Sims and Kramer);

•	prorated annual incentive for the then uncompleted year measured at the greater of target or the level of performance achieved through the date of termination projected through the end of the year; and

•	the value of all long-term incentive awards for then uncompleted measurement periods determined at the greater of target or actual performance levels achieved to the date of termination projected through the remainder of the measurement period.

An employee eligible for severance will also be provided:

•	the continuation of perquisites and welfare benefits for a period (36 months);

•	reimbursement for outplacement services up to $25,000 for Mr. Harshman and $15,000 for Messrs. DeCourcy, Dalton, Sims and Kramer; and

•	the number of years corresponding to the applicable multiples above of credited service and full vesting under the Company’s supplemental pension plans in which the executive participates.

The agreements also provide for the lifting of restrictions on stock awarded.

The agreements have a term of three years, which three-year term will continue to be extended until either party gives written notice that it no longer wants to continue to extend the term. If a change in control occurs during the term, the agreements will remain in effect for the longer of three years or until all obligations of the Company under the agreements have been fulfilled.

The Personnel and Compensation Committee has reviewed the change in control valuation, as well as the purposes and effects of the agreements, and determined that it is in the Company’s best interests to retain the change in control agreements on their terms and conditions.

Potential Payments upon Termination or Change in Control

The tables below reflect estimates of the amount of compensation in addition to the amounts shown in the compensation tables payable to each NEO in the event of termination of such executive’s employment. The amount of enhanced compensation payable to each NEO upon voluntary termination, retirement, involuntary not for cause termination, for cause termination, involuntary not for cause termination or good reason termination by the executive within 24 months following a change in control, and in the event of disability or death of the executive, is shown as follows. The amounts shown assume that such termination was effective as of December 31, 2015. The closing price of Company Common Stock on the NYSE on that date was $11.25. The amounts shown are estimates of the amounts that would be paid out to the executives upon their termination. For purposes of the tables, calculations are based on the greater of the target award or the value earned for actual performance against the preset performance goals thorough the assumed date of termination. The actual amounts payable can only be determined at the time of such executive’s separation from the Company.

Payments Made Upon Termination

Regardless of the manner in which a named executive officer’s employment terminates, he may be entitled to receive amounts earned during his term of employment. Such amounts include:

•	non-equity incentive compensation earned during the fiscal year;

•	amounts contributed under the savings portion of the defined contribution plan and the Benefit Restoration Plan;

ATI 2016 Proxy Statement    / 77

COMPENSATION DISCUSSION AND ANALYSIS | EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

•	unused vacation pay; and

•	amounts accrued and vested through the ATI Pension Plan and Supplemental Pension Plan.

Payments Made Upon Retirement

In the event of the retirement of a NEO, in addition to the items identified above, such officer will be entitled to (subject to the Company’s consent for certain amounts):

•	receive a prorated share of each outstanding LTPP-TSR award upon the completion of such cycle when, if and to the extent such award is earned during the applicable performance measurement period;

•	receive a prorated share of performance/restricted stock when the restrictions on such shares lapse upon the passage of time or the achievement of the applicable performance criteria; and

•	receive payments under the Supplemental Pension Plan, beginning two months after retirement, subject to Section 409A of the Internal Revenue Code.

Consent of the Company is required for payments of awards under the long-term compensation plans upon retirement as described.

Payments Made Upon Death or Disability

In the event of the death or disability of a NEO, in addition to the benefits listed under the headings “Payments Made Upon Termination” and “Payments Made Upon Retirement” above, the NEO will receive benefits under the Company’s disability plan or payments under the Company’s life insurance plan, as appropriate, each as generally available to all salaried employees.

Payments Made Upon a Change in Control

The Company is a party to a change in control severance agreement with each NEO that provides the NEO with payments in the event his employment is terminated by the Company for reasons other than cause or by the NEO for good reason (defined to include diminishment of pay, benefits, title or job responsibilities or transfer from the home office) within 24 months after a change in control. See the information under the caption “Employment and Change in Control Agreements” for definitions. The tables below illustrate the amount of payments due in various circumstances.

As noted, the column “Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/in 24 Months of a Change in Control)” assumes that there was a change in control at the December 31, 2015 closing price of $11.25 per share and all of the NEOs had a triggering event on December 31, 2015 and all cash amounts due, all deferred compensation enhancements, and all potential benefit payments were to be paid in a single lump sum.

78 \    ATI 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS | EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

Potential Payments upon Termination, Retirement, Death, Disability or Change in Control

Richard J. Harshman ($ in thousands):

Executive Benefit and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Not for Cause Termination	For Cause Termination	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/in 24 months of Change in Control)	Disability	Death
Base Severance:	0	0	0	0	3,180	0	0
Short-Term Incentive Compensation:
AIP	0	0	0	0	6,095	0	0
Long-Term Incentive Compensation:
PRSP	0	999	0	0	1,531	999	999
LTPP-TSR, TSRP(1)	0	513	0	0	1,037	513	513
LTPP-LTSV	0	358	0	0	713	358	358
Other Benefits:
Non-qualified defined contribution plan	0	0	0	0	302	0	0
Non-qualified defined benefit plan(2)	0	0	0	0	0	0	0
Health & Welfare Benefits	0	0	0	0	50	0	0
Outplacement	0	0	0	0	25	0	0
Supplemental Pension Plan(2):	0	0	0	0	5,000	0	0
Total	0	1,870	0	0	17,933	1,870	1,870

(1)   For all awards made under plans based on the Company’s total stockholder return performance.

(2)   The Company froze future benefit accruals under the non-qualified defined benefit pension plan and the Supplemental Pension Plan effective December 31, 2014.

Patrick J. DeCourcy ($ in thousands):

Executive Benefit and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Not for Cause Termination	For Cause Termination	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/in 24 months of Change in Control)	Disability	Death
Base Severance:	0	0	0	0	960	0	0
Short-Term Incentive Compensation:
AIP	0	0	0	0	1,344	0	0
Long-Term Incentive Compensation:
PRSP	0	199	0	0	357	199	199
LTPP-TSR, TSRP(1)	0	150	0	0	305	150	150
LTPP-LTSV	0	156	0	0	314	156	156
Other Benefits:
Non-qualified defined contribution plan	0	0	0	0	91	0	0
Non-qualified defined benefit plan(2)	0	0	0	0	213	0	0
Health & Welfare Benefits	0	0	0	0	43	0	0
Outplacement	0	0	0	0	15	0	0
Total	0	505	0	0	3,642	505	505

(1)   For all awards made under plans based on the Company’s total stockholder return performance.

(2)   The Company froze future benefit accruals under the non-qualified defined benefit pension plan effective December 31, 2014.

ATI 2016 Proxy Statement    / 79

COMPENSATION DISCUSSION AND ANALYSIS | EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

Hunter R. Dalton ($ in thousands):

Executive Benefit and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Not for Cause Termination	For Cause Termination	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/in 24 months of Change in Control)	Disability	Death
Base Severance:	0	0	0	0	1,020	0	0
Short-Term Incentive Compensation:
AIP	0	0	0	0	1,428	0	0
Long-Term Incentive Compensation:
PRSP	0	314	0	0	486	314	314
LTPP-TSR, TSRP(1)	0	168	0	0	337	168	168
LTPP-LTSV		175	0	0	348	175	175
Other Benefits:
Non-qualified defined contribution plan	0	0	0	0	97	0	0
Non-qualified defined benefit plan(2)	0	0	0	0	593	0	0
Health & Welfare Benefits	0	0	0	0	43	0	0
Outplacement	0	0	0	0	15	0	0
Total	0	657	0	0	4,367	657	657

(1)   For all awards made under plans based on the Company’s total stockholder return performance.

(2)   The Company froze future benefit accruals under the non-qualified defined benefit pension plan effective December 31, 2014.

John D. Sims ($ in thousands):

Executive Benefit and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Not for Cause Termination	For Cause Termination	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/in 24 months of Change in Control)	Disability	Death
Base Severance:	0	0	0	0	1,020	0	0
Short-Term Incentive Compensation:
AIP	0	0	0	0	1,428	0	0
Long-Term Incentive Compensation:
PRSP	0	301	0	0	473	301	301
LTPP-TSR, TSRP(1)	0	168	0	0	337	168	168
LTPP-LTSV	0	175	0	0	348	175	175
Other Benefits:
Non-qualified defined contribution plan	0	0	0	0	97	0	0
Non-qualified defined benefit plan(2)	0	0	0	0	757	0	0
Health & Welfare Benefits	0	0	0	0	43	0	0
Outplacement	0	0	0	0	15	0	0
Total	0	644	0	0	4,518	644	644

(1)   For all awards made under plans based on the Company’s total stockholder return performance.

(2)   The Company froze future benefit accruals under the non-qualified defined benefit pension plan effective December 31, 2014.

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COMPENSATION DISCUSSION AND ANALYSIS | EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

Kevin B. Kramer ($ in thousands):

Executive Benefit and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Not for Cause Termination	For Cause Termination	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/in 24 months of Change in Control)	Disability	Death
Base Severance:	0	0	0	0	850	0	0
Short-Term Incentive Compensation:
AIP	0	0	0	0	1,190	0	0
Long-Term Incentive Compensation:
PRSP	0	143	0	0	285	143	143
LTPP-TSR	0	137	0	0	277	137	137
LTPP-LTSV	0	143	0	0	285	143	143
Other Benefits:
Non-qualified defined contribution plan	0	0	0	0	81	0	0
Health & Welfare Benefits	0	0	0	0	42	0	0
Outplacement	0	0	0	0	15	0	0
Total	0	423	0	0	3,025	423	423

ATI 2016 Proxy Statement    / 81

Item 4 – Ratification of the Selection of Independent Auditors

Ernst & Young LLP (“Ernst & Young”) has served as our independent registered public accounting firm (the “independent auditors”) for several years. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. The Audit Committee of the Board of Directors believes that Ernst & Young is knowledgeable about ATI’s operations and accounting practices and is well qualified to act in the capacity of independent auditors.

In appointing Ernst & Young as our independent auditors for the fiscal year ending December 31, 2016, and making its recommendation that stockholders ratify the selection, the Audit Committee considered whether the audit and non-audit services Ernst & Young provides are compatible with maintaining the independence of our outside auditors.

If the stockholders do not ratify the selection of Ernst & Young, the Audit Committee will reconsider the selection of Ernst & Young as the Company’s independent auditors.

Representatives of Ernst & Young will be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions following the Annual Meeting.

Audit Committee Pre-Approval Policy

Under the Pre-Approval Policy, the Audit Committee will review and approve all services to be provided by Ernst & Young before the firm is retained to perform any such services. Under this policy, the engagement terms and fees of all audit services and all audit-related services are subject to the approval of the Audit Committee. In addition, while the Committee believes that the independent auditor may be able to provide tax services to the Company without impairing the auditor’s independence, absent unusual circumstances, the Audit Committee does not expect to retain the independent auditor to provide tax services. Under the policy, the Committee has delegated limited pre-approval authority to the Chair of the Committee with respect to permitted, non-tax related services; the Chair is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all audit and non-audit services provided by Ernst & Young in 2015 and 2014.

Independent Auditor: Services and Fees

The fees and expenses of Ernst & Young for the indicated services performed during 2015 and 2014 were as follows:

Service	2015	2014
Audit fees	$3,944,000	$3,592,000
Audit-related fees	12,000	14,000
Tax fees	0	0
All other fees	2,000	2,000
Total	$3,958,000	$3,608,000

“Audit fees” consisted of fees related to the annual audit of the Company’s consolidated financial statements and review of the consolidated financial statements in our Quarterly Reports on Form 10-Q, Sarbanes-Oxley Section 404 attestation services, audit and attestation services related to statutory or regulatory filings, the issuance of consents, and captive insurance company audits.

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ITEM 4 – RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS | AUDIT COMMITTEE REPORT

“Audit-related fees” consisted of fees related to a compliance audit and the audits of employee benefit and pension plans.

“All other fees” consisted of subscriptions to Ernst & Young’s web-based EYOnline accounting reference library.

Audit Committee Report

The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for the year ended December 31, 2015.

Roles and Responsibilities

The Audit Committee monitors and oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the Company’s internal controls and financial reporting process. The Committee reviews and discusses management’s report on internal control over financial reporting. Ernst & Young LLP, our independent auditor, is responsible for performing an independent audit of ATI’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), expressing an opinion as to their conformity with U.S. generally accepted accounting principles, and for attesting to the effectiveness of the ATI’s internal control over financial reporting.

Required Disclosures and Discussions

The Audit Committee has reviewed, met and held discussions with ATI’s management, internal auditors, and the independent auditors regarding the financial statements, including a discussion of quality, not just acceptability, of the Company’s accounting principles, and Ernst & Young’s judgment regarding these matters.

The Audit Committee discussed with the internal auditors and independent auditors matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU§ 380). The Committee met with the internal auditors and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the company’s internal controls over financial reporting, and the overall quality of ATI’s financial reporting. The Audit Committee has also discussed with Ernst & Young matters required to be discussed by applicable auditing standards.

The Audit Committee has received the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board (United States) regarding the independent accountant’s communications with the Audit Committee concerning independence. The Committee also considered the compatibility of non-audit services with Ernst & Young’s independence. This information was also discussed with Ernst & Young.

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ITEM 4 – RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS | AUDIT COMMITTEE REPORT

Committee Recommends Including the Financial Statements in the Annual Report

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission. The Board of Directors has approved this inclusion.

Submitted by:

AUDIT COMMITTEE:

Chair:	John R. Pipski
Members:	James C. Diggs
David J. Morehouse
Louis J. Thomas

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Annual Meeting Information

2016 Annual Meeting of Stockholders — Questions and Answers

You can help ATI save money by electing to receive future proxy statements and annual reports over the Internet instead of by mail. See question 16.

1.	Where is the 2016 annual meeting being held?

The 2016 Annual Meeting of Stockholders will be held on Friday, May 6, 2016, at 11:00 a.m. Pacific Time in the Sequoia Ballroom of The Fairmont Newport Beach Hotel, 4500 MacArthur Boulevard, Newport Beach, California, 92660. We are holding the annual meeting in California near the ATI Forged Products facility in Irvine, California.

2.	Who is entitled to vote at the annual meeting?

If you held shares of Allegheny Technologies Incorporated common stock, par value $0.10 per share (“Common Stock”), at the close of business on March 9, 2016, you may vote your shares at the annual meeting. On that day,             shares of Common Stock were outstanding.

In order to vote, you must follow the instruction provided on your proxy card to designate a proxy to vote on your behalf or attend the meeting and vote your shares in person. Please return your proxy as soon as possible to ensure that your shares are represented and will be voted at the meeting, whether or not you plan to attend the meeting.

3.	How do I cast my vote?

There are four different ways you may cast your vote. You may vote by:

•	telephone, using the toll-free number listed on each proxy or voting instruction card;

•	the Internet, at the web address provided on each proxy or voting instruction card;

•	marking, signing, dating and mailing each proxy or voting instruction card and returning it in the postage-paid envelope provided. If you return your signed proxy card, but do not mark the boxes showing how you wish to vote on any particular item, your shares will be voted as the Board of Directors recommends for any such items; or

•	attending the meeting and voting your shares in person, if you are a stockholder of record (that is, your shares are registered directly in your name on the Company’s books and are not held in “street name” through a broker, bank or other nominee).

If you are a stockholder of record wishing to vote by telephone or electronically through the Internet, you will need to use the individual control number that is printed on your proxy card in order to authenticate your ownership. The deadline for voting by telephone or the Internet is 11:59 p.m. Eastern Time on May 5, 2016.

If your shares are held in “street name” (that is, they are held in the name of broker, bank or other nominee), or if your shares are held in one of the Company’s savings or retirement plans, you will receive instructions with your materials that you must follow in order to have your shares voted. For voting procedures for shares held in ATI’s savings or retirement plans, see the response to question 14 below.

4.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare Shareowner Services, you are considered to be the stockholder of record with respect to those shares, and the Notice of Annual Meeting and proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly, to vote electronically, or to vote in person at the Annual Meeting. If you have requested printed proxy materials, we have enclosed a proxy card for you to use.

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ANNUAL MEETING INFORMATION | 2016 ANNUAL MEETING OF STOCKHOLDERS — QUESTIONS AND ANSWERS

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered to be the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you request, complete and deliver a legal voting proxy from your broker, bank or nominee. If you requested printed proxy materials, your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

5.	How many votes can be cast by all stockholders?

Each share of ATI Common Stock is entitled to one vote. There is no cumulative voting. We had             shares of Common Stock outstanding and entitled to vote on the record date.

6.	How many votes must be present to hold the annual meeting?

A majority of the shares entitled to vote as of the record date must be present in person or by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a “quorum.” Your shares will be counted as present at the Annual Meeting if you properly cast your vote in person, electronically or telephonically, or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

7.	How many votes are required to elect directors (Item 1)?

Directors are elected by a plurality of the votes cast. This means that the four individuals nominated for election to the Board of Directors who receive the most “FOR” votes (among votes properly cast in person, electronically, telephonically or by proxy) will be elected.

While directors are elected by a plurality of votes cast, our Bylaws include a director resignation policy. This policy states that in an uncontested election, any director nominee who receives a greater number of votes “WITHHELD” from his or her election, as compared to votes “FOR” such election, must tender his or her resignation. The Nominating and Governance Committee of the Board is required to make recommendations to the Board of Directors with respect to any such tendered resignation. The Board of Directors will act on the tendered resignation within 90 days from the certification of the vote and will publicly disclose its decision, including its rationale.

Only votes “FOR” or “WITHHELD” are counted in determining whether a plurality has been cast in favor of a director nominee; abstentions are not counted for purposes of the election of directors. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. For a “WITHHOLD” vote, your shares will be counted for purposes of determining whether there is a quorum and will have a similar effect as a vote against that director nominee for purposes of our director resignation policy.

Full details of our director resignation policy are set forth in our Bylaws, which are available on our website at www.atimetals.com.

8.	How many votes are required to amend the Company’s Certificate of Incorporation to declassify the board of directors (Item 2)?

For Item 2 (amendments to our Certificate of Incorporation to declassify the Board of Directors), the affirmative vote of the holders of at least 75% of the shares of ATI Common Stock outstanding and entitled to vote is necessary for approval. If your shares are represented at the Annual Meeting but you abstain from voting on Item 2, your shares will be counted as present and entitled to vote on Item 2 for purposes of establishing a quorum, and the abstention will have the same effect as a vote “AGAINST” that Item. Similarly, broker non-votes will have the same effect as votes “AGAINST” Item 2 (see question 10 below).

9.	How many votes are required to adopt the other proposals (Items 3 and 4)?

All of the other proposals will be approved if such items receive the affirmative vote of at least a majority of the shares of ATI Common Stock represented at the Annual Meeting and entitled to vote on the matter. If your shares

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ANNUAL MEETING INFORMATION | 2016 ANNUAL MEETING OF STOCKHOLDERS — QUESTIONS AND ANSWERS

are represented at the Annual Meeting but you abstain from voting on any of these matters, your shares will be counted as present and entitled to vote on a particular matter for purposes of establishing a quorum, and the abstention will have the same effect as a vote against that proposal.

Your vote on Item 3 (executive compensation) is advisory, which means the result of the vote is non-binding. Although non-binding, the Board and its committees value the opinions of our stockholders and will review and consider the voting result when making future decisions regarding executive compensation.

10.	What if I don’t give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you indicate when voting by Internet or by telephone that you wish to vote as recommended by our Board of Directors, or if you return a signed proxy card but do not indicate how you wish to vote, then your shares will be voted:

•	in accordance with the recommendations of the Board of Directors on all matters presented in this Proxy Statement; and

•	as the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at the meeting.

If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions.

Beneficial Owners. If you are a beneficial owner and hold your shares in street name and do not provide the organization that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. In very limited circumstances, brokers have the discretion to vote on matters deemed to be routine. Under applicable law and the rules of the New York Stock Exchange, brokers generally do not have discretion to vote on most matters. For example, if you do not provide voting instructions to your broker, the broker could vote your shares in its discretion with respect to the proposal to ratify the selection of Ernst & Young LLP as our independent auditors for 2016 (Item 4) because that is deemed to be a routine matter, but the broker likely could not vote your shares for any of the other proposals on the agenda for the Annual Meeting.

We encourage you to provide instructions to your broker regarding the voting of your shares.

If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal and are not considered to be shares entitled to vote on non-routine matters. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on Items 2, 3 and 4, which each require the affirmative vote of a majority of the shares present and entitled to vote.

11.	How do I revoke or change my vote?

You may revoke your proxy or change your vote at any time before it is voted at the meeting by:

•	notifying the Corporate Secretary at ATI’s executive office;

•	transmitting a proxy dated later than your prior proxy, either by mail, telephone or Internet; or

•	attending the meeting and voting in person or by proxy (except for shares held in “street name” through a broker, bank or other nominee, or in the Company’s savings or retirement plans).

The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone or the Internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, the previously recorded vote will stand.

12.	What shares are included on the proxy or voting instruction card?

The shares indicated on your proxy or voting instruction card represent those shares registered directly in your name, those held on account in the Company’s dividend reinvestment plan and shares held in the Company’s savings or retirement plans. If you do not cast your vote, your shares (except those held in the Company’s savings or retirement plans) will not be voted. See question 14 for an explanation of the voting procedures for shares in the Company’s savings or retirement plans.

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ANNUAL MEETING INFORMATION | 2016 ANNUAL MEETING OF STOCKHOLDERS — QUESTIONS AND ANSWERS

13.	What does it mean if I receive more than one proxy or voting instruction card?

If your shares are registered differently and are in more than one account, then you will receive more than one card. Please complete and return all of the proxy or voting instruction cards you receive (or vote by telephone or the Internet all of the shares on each of the proxy or voting instruction cards you receive) in order to ensure that all of your shares are voted.

14.	How are shares that I hold in a company savings or retirement plan voted?

If you hold ATI Common Stock in one of the Company’s savings or retirement plans, then you may tell the plan trustee how to vote the shares of Common Stock allocated to your account. You may either sign and return the voting instruction card provided by the plan trustee or transmit your instructions by telephone or the Internet. If you do not transmit instructions, your plan shares will be voted as the plan administrator directs or as otherwise provided in the plan.

The deadline for voting the shares you hold in the Company’s savings or retirement plans by telephone or the Internet is 11:59 p.m. Eastern Time on May 2, 2016.

15.	Is my vote confidential?

ATI maintains a policy of keeping stockholder votes confidential.

16.	Can I, in the future, receive my proxy statement and annual report over the internet?

Stockholders can elect to view future ATI proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. This saves us the cost of producing and mailing these documents. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by you.

If you are a stockholder of record and you choose to vote over the Internet, you can choose to receive future annual reports and proxy statements electronically by following the prompt on the voting page when you vote using the Internet. If you hold your Company stock in street name (such as through a broker, bank or other nominee account), check the information provided by your nominee for instructions on how to elect to view future proxy statements and annual reports over the Internet.

Stockholders who choose to view future proxy statements and annual reports over the Internet will receive instructions electronically that contain the Internet address for those materials, as well as voting instructions, approximately six weeks before future meetings.

If you enroll to view ATI’s future annual reports and proxy statements electronically and vote over the Internet, your enrollment will remain in effect for all future stockholders’ meetings unless you cancel it. To cancel, stockholders of record should access www.computershare.com/investor and follow the instructions to cancel your enrollment. You should retain your control number appearing on your enclosed proxy or voting instruction card. If you hold your Company stock in “street name,” check the information provided by your nominee holder for instructions on how to cancel your enrollment.

If at any time you would like to receive a paper copy of the annual report or proxy statement, please write to the Corporate Secretary, Allegheny Technologies Incorporated, 1000 Six PPG Place, Pittsburgh, Pennsylvania 15222-5479.

17.	What is householding?

The term “householding,” means that we will deliver only one copy of our annual report and proxy statement to stockholders of record who share the same address and last name unless we have received contrary instructions from you. This procedure reduces our printing costs and mailing costs and fees. Upon written or oral request, we will promptly deliver a separate annual report and proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered.

If you would like to receive a separate copy of the annual report or proxy statement for this meeting or opt out of householding, or if you are a stockholder eligible for householding and would like to participate in householding, please send a request addressed to ATI’s Corporate Secretary at 1000 Six PPG Place, Pittsburgh, PA 15222-5479, or call (412) 394-2800. Many brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

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ANNUAL MEETING INFORMATION | 2017 ANNUAL MEETING AND STOCKHOLDER PROPOSALS

2017 Annual Meeting and Stockholder Proposals

Stockholder proposals submitted for inclusion in the proxy statement and form of proxy relating to the 2017 Annual Meeting of Stockholders must be received no later than November     , 2016. Stockholder proposals should be sent to the Corporate Secretary, Allegheny Technologies Incorporated, 1000 Six PPG Place, Pittsburgh, PA 15222-5479.

If you wish to submit director nominations or other business to be properly brought before an annual meeting, you must give timely notice of your intent to submit a proposal in writing to the Corporate Secretary. For such notices to be timely, notice must be received by the Corporate Secretary not less than 75 days and not more than 90 days before the first anniversary of the date of the preceding year’s annual meeting. For our 2017 Annual Meeting of Stockholders, we must receive any such notice on or after February 5, 2017 and on or before February 20, 2017. The notice must contain certain information specified in the Company’s Certificate of Incorporation and Bylaws.

The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Committee will evaluate stockholder-recommended candidates on the same basis as other candidates. Stockholder recommendations should be sent to the Corporate Secretary at the address above, who will forward the information to the Committee.

Stockholders may obtain copies of our Certificate of Incorporation and Bylaws by writing to the Corporate Secretary at the address set forth above. Copies of our Certificate of Incorporation and Bylaws have been filed with the SEC and can be viewed on our website, www.atimetals.com at “About ATI – Corporate Governance.”

Other Business and Information

The Company knows of no business to be presented for consideration at the meeting other than the items indicated in the Notice of Annual Meeting. If other matters are properly presented at the meeting, the persons designated as proxies on your proxy card may vote on such matters at their discretion.

Following adjournment of the formal business meeting, Richard J. Harshman, Chairman, President and Chief Executive Officer, will address the meeting and will hold a general discussion period during which the stockholders will have an opportunity to ask questions about the Company and its business.

Annual Report on Form 10-K

Copies of ATI’s Annual Report on Form 10-K, without Exhibits, can be obtained free of charge by written request to the Corporate Secretary, Allegheny Technologies Incorporated, 1000 Six PPG Place, Pittsburgh, Pennsylvania 15222-5479 or by calling (412) 394-2800.

Proxy Solicitation

We pay the cost of preparing, assembling and mailing this proxy-soliciting material. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending these proxy materials to our beneficial stockholders whose stock is registered in the nominee’s name.

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ANNUAL MEETING INFORMATION | OTHER INFORMATION

ATI has engaged Georgeson Inc., 199 Water Street, 26th Floor, New York, New York 10038 to help solicit proxies from brokers, banks and other nominee holders of Common Stock at a cost of $10,000 plus expenses. Our employees may also solicit proxies for no additional compensation.

On behalf of the Board of Directors:

Elliot S. Davis

Corporate Secretary

Dated: March     , 2016

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Appendix A

CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION OF ALLEGHENY TECHNOLOGIES INCORPORATED

ALLEGHENY TECHNOLOGIES INCORPORATED (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:	That a resolution was adopted by the Board of Directors of the Corporation duly setting forth the proposed amendment of the Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing that it be submitted to the stockholders of the Corporation for approval and adoption. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that ARTICLE TEN of the Corporation’s Restated Certificate of Incorporation shall be amended to read in its entirety as follows:

TEN: (A) Except as otherwise fixed pursuant to the provisions of Article FOUR hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time by the affirmative vote of a majority of the whole Board of Directors. Until the election of directors at the annual meeting of stockholders held in 2019, the Board of Directors, other than those directors who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes, designated Class I, Class II and Class III. The terms of office of the classes of directors shall be as follows: the Class I Directors shall hold office for a term to expire at the annual meeting of stockholders held in 2018; the Class II Directors shall hold office for a term to expire at the annual meeting of stockholders held in 2019; and the Class III Directors shall hold office for a term to expire at the annual meeting of stockholders held in 2017; and, in the case of each class, shall serve until their respective successors are duly elected and qualified or until their respective earlier resignations or removals. Commencing with the annual meeting of stockholders held in 2017, successors to the Class of directors whose terms expire at such meeting shall be elected to hold office for terms expiring at the next succeeding annual meeting of stockholders, and shall serve until their respective successors have been duly elected and qualified or until their respective earlier resignations or removals; provided, however, that any director elected or appointed prior to the annual meeting of stockholders held in 2017 shall complete the term to which such director has been elected or appointed, and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. The division of directors into classes shall terminate upon the election of directors at the annual meeting of stockholders held in 2019, and all directors shall be elected to hold office for terms expiring at the next succeeding annual meeting of stockholders and shall serve until their respective successors have been duly elected and qualified or until their respective earlier resignations or removals.

(B) Except as otherwise fixed pursuant to the provisions of Article FOUR hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors:

(a) In case of any increase in the number of directors, the additional director or directors, and in case of any vacancy in the Board of Directors due to death, resignation, removal, disqualification or any other reason, the successors to fill the vacancies, shall be elected only by a majority of the directors then in office, even though less than a quorum, or by a sole remaining director and not by the stockholders, unless otherwise provided by law or by resolution adopted by a majority of the whole Board of Directors.

ATI 2016 Proxy Statement    / A-1

APPENDIX A | CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION OF ALLEGHENY TECHNOLOGIES INCORPORATED

(b) Any director appointed in the manner provided in paragraph (a) due to a vacancy on the Board of Directors resulting from the death, resignation, removal or disqualification of a prior director, or any other failure of a prior director to continue his or her term as a director, shall hold office for the unexpired term of his or her predecessor in office and shall remain in office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. Any director appointed in the manner provided in paragraph (a) to a newly created directorship resulting from any increase in the authorized number of directors shall hold office for a term expiring at the next annual meeting of stockholders and shall remain in office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.

(c) No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(C) Except as otherwise fixed pursuant to the provisions of Article FOUR hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors, any director or directors (i) serving in a class of directors for a term expiring at the third annual meeting of stockholders following the election of such class may be removed from office at any time, but only for cause, and (ii) serving for a term expiring at the next succeeding annual meeting of stockholders may be removed from office at any time, with or without cause; provided, however, that in any case any such removal pursuant to this Article 10(C) shall be only by the affirmative vote of 75% of the Voting Power, voting together as a single class.

SECOND:	Pursuant to a resolution of its Board of Directors, a meeting of stockholders of the Corporation was duly called and held on May 6, 2016, upon notice in accordance with Section 222 of the Delaware General Corporation Law, at which meeting the necessary number of shares as required by statute were voted in favor of said amendment.

THIRD:	That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

A-2 \    ATI 2016 Proxy Statement

Our Core Values
While we believe that change is constant, one thing will not change. As we continue on our journey—Building the World’s Best Specialty Materials Components Company™—we are guided by a shared commitment to ATI’s Core Values.
Integrity as the cornerstone of our business. To that end, we must be honest and forthright in everything we do.
We expect everyone to be treated with dignity and respect and we embrace the values of innovation, cooperation, accountability, and teamwork.
ATI is committed to more than just adherence to laws and regulations. Our commitment is to reflect the highest level of integrity and ethics in our dealings with each other, and all of our stakeholders.
Safety, Health and Sustainability are the prerequisites to all operations, and our goal is to finish each day incident- and injury-free.
Product Quality and Excellence is demonstrated in everything we do.
Diversity, Creativity, Learning, and Freedom of people to reach their individual potential is ATI’s culture.
Our commitment to Do What’s Right® continues to guide us throughout our global operations and business activities.

Admission Ticket
Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 5, 2016.
Vote by Internet • Go to www.envisionreports.com/ati • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1.	Election of Class II Directors:					+

	01 - Richard J. Harshman		02 - Carolyn Corvi		03 - Barbara S. Jeremiah 04 - John D. Turner

	☐ Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

		For	Against	Abstain			For	Against	Abstain

2.	Approval of amendments to the Company’s Certificate of Incorporation to declassify the Board of Directors.	☐	☐	☐	4.	Ratification of the selection of Ernst & Young LLP as independent auditors for 2016.	☐	☐	☐

3.	Advisory vote to approve the compensation of the Company’s named executive officers.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign EXACTLY as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or custodian, please give your full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

■	1 U P X	+

02AMZA

2016 Annual Meeting Admission Ticket

2016 Annual Meeting of

Allegheny Technologies Incorporated Stockholders

Friday, May 6, 2016

11:00 a.m. Pacific Time

The Fairmont Newport Beach Hotel

Sequoia Ballroom

4500 MacArthur Boulevard

Newport Beach, California 92660

Upon arrival, please present this admission ticket

and photo identification at the registration desk.

For the personal use of the stockholder named hereon - not transferable

Dear Stockholder,

Enclosed or available on the Internet at http://www.envisionreports.com/ati are materials relating to the Allegheny Technologies Incorporated 2016 Annual Meeting of Stockholders. The Notice of the Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

Your vote is important. Please vote your proxy promptly whether or not you expect to attend the meeting. You may vote by toll-free telephone, by Internet or by signing and returning the proxy card (below) by mail in the enclosed postage-paid envelope.

Elliot S. Davis

Corporate Secretary

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The Proxy Statement and the 2015 Annual Report to Stockholders are available at: www.envisionreports.com/ati

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Allegheny Technologies Incorporated

Proxy for 2016 Annual Meeting

Solicited on Behalf of the Board of Directors of Allegheny Technologies Incorporated

The undersigned hereby appoints Patrick J. DeCourcy, Elliot S. Davis and Marissa P. Earnest or any of them, each with power of substitution and revocation, proxies or proxy to vote all shares of Common Stock which the stockholder named herein is entitled to vote with all powers which the stockholder would possess if personally present, at the Annual Meeting of Stockholders of Allegheny Technologies Incorporated on May 6, 2016, and any adjournments or postponements thereof, upon the matters set forth on the reverse side of this card and, in their discretion, upon such other matters as may properly come before such meeting.

STOCKHOLDERS MAY VOTE BY TOLL-FREE TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OR STOCKHOLDERS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This proxy, when properly executed, will be voted as directed herein, but if you do not specify a vote, the proxies will vote FOR Items 1, 2, 3 and 4, and in their discretion on other matters.

If you wish to use this card to vote your shares, please vote, date and sign on the reverse side.

(Continued and to be marked, dated and signed, on the other side)

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 2, 2016.
Vote by Internet • Go to www.envisionreports.com/ati • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1.	Election of Class II Directors:					+

	01 - Richard J. Harshman		02 - Carolyn Corvi		03 - Barbara S. Jeremiah 04 - John D. Turner

	☐ Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

		For	Against	Abstain			For	Against	Abstain

2.	Approval of amendments to the Company’s Certificate of Incorporation to declassify the Board of Directors.	☐	☐	☐	4.	Ratification of the selection of Ernst & Young LLP as independent auditors for 2016.	☐	☐	☐

3.	Advisory vote to approve the compensation of the Company’s named executive officers.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign EXACTLY as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or custodian, please give your full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /
¢		+

•	Allegheny Ludlum Corporation Personal Retirement and 401(k) Savings Account Plan

•	The ATI 401(k) Savings Plan

•	The 401(k) Plan

•	ATI Precision Finishing, LLC Employees’ 401(k) and Profit Sharing Plan

•	Allegheny Technologies Retirement Savings Plan

•	ATI Ladish Co., Inc. Hourly Savings and Deferral Investment Plan

As a Plan participant, you have the right to direct Mercer Trust Company, the Trustee of the above Plans, how to vote the shares of Allegheny Technologies Incorporated Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, Internet or by completing, signing and returning voting instructions herein by mail. A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by 11:59 p.m., Eastern Time, on May 2, 2016. If the Trustee does not receive your instructions by such date, the Trustee shall vote your shares as the Plan Administrator directs.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-Plan shares must be voted separately from your Plan shares.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The Proxy Statement and the 2015 Annual Report to Stockholders are available at: www.envisionreports.com/ati

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Voting Instruction Card for 2016 Annual Meeting

Allegheny Technologies Incorporated

The undersigned hereby directs Mercer Trust Company, the Trustee of the above Plans, to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plans, at the Annual Meeting of Stockholders of Allegheny Technologies Incorporated on May 6, 2016 and any adjournments or postponements thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before such meeting.

PLAN PARTICIPANTS MAY GIVE DIRECTIONS BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OR PARTICIPANTS MAY GIVE DIRECTIONS BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

If you wish to use this card to vote your shares, please vote, date and sign on the reverse side.